333-52689
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No.                                      [ ]

       Post-Effective Amendment No. 14                                  [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

       Amendment No. 33                                                 [X]


                        (Check appropriate box or boxes)


RBC Variable Life Account A
(Exact Name of Registrant)


Liberty Life Insurance Company
(Name of Depositor)

Depositor's Telephone Number, including Area Code  (816) 218-6500

     R. David Black
     Liberty Life Insurance Company
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064
(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard & Hasenauer, P.C.
      1375 Kings Highway East
      Suite 220
      Fairfield, CT 06824
      (203) 334-1500


It is proposed that this filing will become effective (check appropriate box):

    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on May 1, 2008 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A


PROSPECTUS

[GRAPHIC APPEARS HERE]

Clarity Variable Universal Life

May 1, 2008


[LOGO OF RBC INSURANCE]                                  Insurance offered by
                                               Liberty Life Insurance Company


V1134 (R5-08)




          FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY


                                   May 1, 2008


Service Center:

P.O. Box 19086 Greenville, SC 29602-9086
1-800-423-9398

   This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Liberty Life Insurance Company. Liberty Life Insurance Company operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus.

   The Policy is a long-term investment designed to provide life insurance protection. This prospectus provides important information that a prospective investor should know before investing.

   You can allocate all or part of your Accumulation Value to:

    . The available Investment Options (you have the investment risk, including possible loss of principal)

    . Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)


   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.

                                TABLE OF CONTENTS

                                                               Page
                                                               ----
             POLICY BENEFITS/RISKS SUMMARY....................    4
              POLICY BENEFITS.................................    4
              POLICY RISKS....................................    5
             FEE TABLE........................................    7
             THE COMPANY......................................   13
             RBC VARIABLE LIFE ACCOUNT A......................   14
             THE POLICY.......................................   14
                Ownership.....................................   15
                Changes to Policy.............................   15
             PURCHASING THE POLICY............................   15
                Premiums......................................   15
                Waiver of Planned Premiums Rider..............   16
                Applying For a Policy and Insurance Coverage..   16
                Issue Ages....................................   17
                Allocation of Premiums........................   17
                Free Look Period..............................   17
                Lapse, Grace Period and Reinstatement.........   17
                Maturity Date.................................   18
                Extension of Maturity Date Rider..............   18
                Termination of Policy.........................   18
             POLICY VALUES....................................   19
                Accumulation Value............................   19
                Cash Surrender Value..........................   19
                Accumulation Unit Values......................   19
                Right to Refund...............................   20
                Exchange of a Policy for a RBC Policy.........   20
             DEATH BENEFITS...................................   20
                Change in Death Benefit Option................   21
                Specified Amount..............................   22
                Settlement Options............................   23
             OPTIONAL INSURANCE RIDERS........................   23
                Guaranteed Minimum Death Benefit Rider........   23
                Accelerated Death Benefit Rider...............   24
                Covered Insurance Rider.......................   24
                Term Insurance Rider..........................   24
             CHARGES AND DEDUCTIONS...........................   25
             GENERAL..........................................   25
             CHARGES DEDUCTED FROM PREMIUM PAYMENTS...........   25
                Premium Charge................................   25
             PERIODIC CHARGES.................................   25
                Monthly Deduction.............................   25
                Fund Facilitation Fee.........................   26
                Loan Interest Charged.........................   26
                Investment Option Expenses....................   27
                Monthly Rider Charges.........................   27


                                                                 Page
                                                                 ----
           TRANSACTION CHARGES..................................  27
              Surrender Charge..................................  27
              Partial Surrender Fee.............................  28
              Reduction or Elimination of the Surrender Charge..  28
              Waiver of Surrender Charges.......................  28
              Transfer Fee......................................  29
              Taxes.............................................  29
           INVESTMENT OPTIONS...................................  29
           FIXED ACCOUNT........................................  32
           TRANSFERS............................................  33
              Market Timing/Disruptive Transfers................  33
              Dollar Cost Averaging.............................  35
              Asset Rebalancing Option..........................  35
              Asset Allocation Option...........................  36
           ACCESS TO YOUR MONEY.................................  36
              Loans.............................................  36
              Surrenders........................................  37
           FEDERAL TAX MATTERS..................................  38
              Life Insurance in General.........................  38
              Taking Money Out of Your Policy...................  38
              Diversification and Owner Control.................  39
              Payment Options...................................  40
              Qualified Plans...................................  40
              Business Use......................................  40
              Tax Treatment of Assignments......................  40
              1035 Exchanges....................................  40
           STATE VARIATIONS.....................................  40
           DISTRIBUTOR..........................................  40
           LEGAL PROCEEDINGS....................................  41
           FINANCIAL STATEMENTS.................................  41
           APPENDIX A-Glossary.................................. A-1
           APPENDIX B-Investment Options........................ B-1
           APPENDIX C-Discontinued Investment Options........... C-1
           APPENDIX D-Policies Issued Prior to May 1, 2003...... D-1


                          POLICY BENEFITS/RISKS SUMMARY

   This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

Investment Options

   You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

Death Benefits

   We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit Option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value. You can choose between the following two Death Benefit Options:

      Level Death Benefit
      Adjustable Death Benefit

   Under certain circumstances, you can change Death Benefit Options. You can also change the Specified Amount under certain circumstances.

   The actual amount payable to your Beneficiary is the Death Proceeds, which are equal to the Death Benefit less any Indebtedness.

   All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

Surrenders and Partial Surrenders

   Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

   Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

Transfers

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

Loans

   You may take a loan while the Policy is in force and not in a Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

Supplemental Benefits

   You may supplement the Policy with the following riders (where available):

    .  Accelerated Death Benefit Rider

    .  Term Insurance Rider

    .  Covered Insured Rider

    .  Guaranteed Minimum Death Benefit Rider

    .  Waiver of Surrender Charges Rider

    .  Waiver of Planned Premium During Total Disability of Primary Insured
       Rider

    .  Extension of Maturity Date Rider

POLICY RISKS

Suitability

   It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

   You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. The Policy is not suitable as a short-term investment. The Policy is not designed to serve as a vehicle for frequent trading.

Investment Risk

   If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

Risk of Lapse

   If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this 5-year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have Federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

Surrender Risks

   The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. A Surrender Charge will also be applied for 10 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

   Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

   A surrender may have tax consequences.

Loan Risks

   A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

   If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

Tax Risks

   We believe that the Policy will qualify as a life insurance contract under Federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

   Tax law classifies certain life insurance contracts as Modified Endowment Contracts (MECs) depending upon the amount and timing of Premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   Under current Federal tax rules, it is unclear under which circumstances a Policyowner, because of the degree of control he or she exercises over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policyowner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service (IRS) regarding these issues and what standards may be contained in such guidance. Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax advisor regarding your particular circumstances and how these laws may affect you.

   See "Federal Tax Matters" for further information about taxes.

                                    FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                                Transaction Fees

         Charge                  When Charge is Deducted                     Amount Deducted
         ------                  -----------------------                     ---------------

Premium Charge(1)         Upon payment of Premium                5.5% of all Premiums

Surrender Charge(2)(3)

Minimum and Maximum       Upon total surrender before 10th       First year minimum charge is $5.00
Charge                    Policy Anniversary or within 10 years  per $1,000 of Specified Amount. First
                          after increase in Specified Amount.    year maximum charge is $45.00 per
                          For partial surrenders, for any        $1,000 of Specified Amount.
                          amount that Specified Amount is
                          reduced. For requested Specified
                          Amount decrease before 10th Policy
                          Anniversary or within 10
                          years after increase in Specified Amount.

Charge for Representative                                        $14.98 per $1,000 of Specified
Owner(4)                                                         Amount

Partial Surrender Fee(3)  Upon partial surrender                 $25

Transfer Fee              Upon transfers after 12 free transfers $25 per transfer after 12 free transfers
                          per Policy Year                        each Policy Year

- --------
(1)The Premium Charge is 5.5% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.
(2)Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year 10. After the fourth Policy Year, or after 4 years following the effective date of an increase in Specified Amount, the Surrender Charge between Policy Years will be pro-rated monthly. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at P.O. Box 19086, Greenville, SC 29606-9086 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge at the end of the Policy Year. The charge is not affected by Special Rate Classes nor by the addition of riders.
(3)Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender. Under certain circumstances, the Surrender Charges may be waived. See "Charges and Deductions-Transaction Charges-Surrender Charge-Waiver of Surrender Charges."
(4)The representative Policyowner is a male Insured, Issue Age 43 in Preferred Non-Tobacco Class.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

                     Periodic Charges Other than Investment
                            Option Operating Expenses

         Charge                When Charge is Deducted(2)                Amount Deducted
         ------                --------------------------                ---------------

COST OF INSURANCE (COI)(1)

Minimum and Maximum         On Policy Date and monthly on each      $0.04-$83.00 per month per $1,000 of
COI Charge                  Monthly Anniversary Day                 Net Amount at Risk(4)

COI Charge for              On Policy Date and monthly on each      $0.22 per month per $1,000 of
Net Representative Owner(3) Monthly Anniversary Day                 Amount at Risk in the first
                                                                    Policy Year(4)

Policy Charge(5)            On Policy Date and monthly on each      $25.00 per Policy Month
                            Monthly Anniversary Day

Risk Charge(6)              Monthly on each Monthly Anniversary     .80% annually of Accumulation Value
                            Day                                     in Separate Account

Fund Facilitation Fee(7)    Daily as part of Accumulation Unit      .20% of Accumulation Value invested
                            value calculation                       in the Vanguard Variable Insurance
                                                                    Fund

Loan Interest Rate          Upon first interest payment due date    6% in arrears
Charged                     and on each Policy Anniversary

OPTIONAL RIDER CHARGES(9)

Covered Insured Rider(8)    On Policy Date and monthly on each      $0.08-$31.00 per month per $1,000 of
(Minimum and Maximum        Monthly Anniversary Day                 rider benefit amount
Charge)

Charge for Representative                                           $0.10 per month per $1,000 of rider
Owner(3)                                                            benefit amount in the first Policy Year

Waiver of Planned           On Policy Date and monthly on each      $0.19-$2.00 per month per $100 of
Premium Rider(8)            Monthly Anniversary Day                 rider benefit amount
(Minimum and Maximum
Charge)

Charge for Representative                                           $0.29 per month per $100 of rider
Owner(3)                                                            benefit amount in the first Policy Year

Term Insurance Rider(8)     On Policy Date and monthly on each      $0.03-$83.00 per month per $1,000 of
(Minimum and Maximum        Monthly Anniversary Day                 rider benefit amount
Charge)

Charge for Representative                                           $0.17 per month per $1,000 of rider
Owner(3)                                                            benefit amount in the first Policy Year


DISCONTINUED OPTIONAL RIDER CHARGES(10)

         Charge               When Charge is Deducted(2)                 Amount Deducted
         ------               --------------------------                 ---------------

Waiver of Monthly            On Policy Date and monthly on each      4.48%-43.10% of Monthly Deduction
Deduction Rider(8)           Monthly Anniversary Day
(Minimum and Maximum
Charge)

Charge for Representative                                            8.11% of Monthly Deduction in the
Owner(3)                                                             first Policy Year

Accidental Death of          On Policy Date and monthly on each      $0.06-$0.25 per $1,000 of Specified
Primary Insured Rider(8)     Monthly Anniversary Day                 Amount
(Minimum and Maximum
Charge)

Charge for Representative                                            $0.07 per month per $1,000 of rider
Owner(3)                                                             benefit amount

Future Purchase Option       On Policy Date and monthly on each      $0.09-$0.66 per $1,000 of rider benefit
Rider(8)                     Monthly Anniversary Day                 amount
(Minimum and Maximum
Charge)

Charge for Representative                                            $0.28 per month per $1,000 of rider
Owner(3)                                                             benefit amount

Primary Insured Rider(8)     On Policy Date and monthly on each      $0.04-$19.00 per $1,000 of rider
(Minimum and Maximum         Monthly Anniversary Day                 benefit amount
Charge)

Charge for Representative                                            $0.05 per month per $1,000 of rider benefit
Owner(3)                                                             amount

Children's Term Insurance    On Policy Date and monthly on each      $2.00 per $2,500 of Rider Coverage
Rider                        Anniversary Day

- --------
(1)Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.
(2)The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the Risk Charge) for the period from the Policy Date to such date.
(3)The representative Policy Owner is a male Insured, Issue Age 43 in a Preferred Non-Tobacco Class, with Level Death Benefit Option and $355,000 Specified Amount.
(4)The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See page 25 and the Statement of Additional Information (SAI) regarding the Net Amount at Risk.
(5)The Policy Charge is $25.00 per Policy Month for Policy Year 1 and $5.00 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)
(6)The Risk Charge is 0.80% annually of Accumulation Value in the Separate Account for Policy Years 1-10 and 0.40% annually of Accumulation Value in the Separate Account for Policy Years 11 and later.
(7)The Fund Facilitation Fee is only deducted from any Accumulation Value you have invested in the Vanguard Variable Insurance Fund.
(8)The charge for the Rider varies based on the individual characteristics of the Insured. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting the Service Center at P.O. Box 19086, Greenville, SC 29602-9086 or by calling 1-800-423-9398.
(9)We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and Waiver of Surrender Charges Rider.
(10)Certain riders were available with Policies issued prior to May 1, 2003. These riders are no longer available. See Appendix D.


   The next item shows the minimum and maximum total operating expenses for the year ended December 31, 2007 charged by the available Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including distribution and/or service (Rule 12b-1) fees) are contained in the prospectuses for the Investment Options.


Range of Investment Option Operating Expenses for Available Investment Options*

                                                                                  Minimum Maximum
                                                                                  ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
Portfolio's assets, including management fees, 12b-1 fees and other expenses)      0.16%   1.72%

Total Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense
Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
reimbursement arrangement)                                                         0.16%   1.70%

- --------

* The Company has discontinued offering certain Investment Options that had been available under the Advantage VUL Policy as well as the Alger American Growth Portfolio, the Alger American Capital Appreciation Portfolio (formerly, Alger American Leveraged AllCap Portfolio), and the Alger American MidCap Growth Portfolio. If you are invested in any of these discontinued Investment Options, see Appendix C herein. See the Investment Option prospectuses for information regarding the fees and expenses of these portfolios.

** The range of Total Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2009, as described in more detail in the chart and footnotes.

   The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2007, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the Investment Options shown below are based on data provided by the respective underlying funds. We have not independently verified such data. There is no guarantee that actual expenses will be the same as those shown in the table.


Total Annual Portfolio Operating Expenses for Each Available Investment Option

                                                                                           Total              Total Net
                                                          Distribution          Acquired  Annual    Expenses   Annual
                                                             and/or               Fund   Portfolio   Waived   Portfolio
                                               Management   Service     Other   Fees and Operating   and/or   Operating
                                                  Fees    (12b-1) Fees Expenses Expenses Expenses  Reimbursed Expenses
                                               ---------- ------------ -------- -------- --------- ---------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Development Fund (Series
    I Shares)(1)(2)   ........................    0.75%         --       0.31%    0.00%    1.06%      0.01%     1.05%
   AIM V.I. Core Equity Fund (Series I
    Shares)(1)(3).............................    0.60%         --       0.28%    0.02%    0.90%      0.01%     0.89%
   AIM V.I. High Yield Fund (Series I
    Shares)(3)(4).............................    0.63%         --       0.52%    0.01%    1.16%      0.19%     0.97%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. (Class I Shares)
   VP Income & Growth(5)(6)...................    0.70%         --       0.01%    0.00%    0.71%      0.00%     0.71%
   VP Ultra(R)(5)(6)..........................    1.00%         --       0.01%    0.00%    1.01%      0.00%     1.01%
   VP Value(5)(6).............................    0.93%         --       0.01%    0.00%    0.94%      0.00%     0.94%
DREYFUS INVESTMENT PORTFOLIOS
   Small Cap Stock Index Portfolio (Service
    Shares)...................................    0.35%       0.25%      0.01%    0.00%    0.61%      0.00%     0.61%
DREYFUS STOCK INDEX FUND, INC.--
   Initial Shares.............................    0.25%         --       0.02%    0.00%    0.27%      0.00%     0.27%
JANUS ASPEN SERIES
   Janus Aspen International Growth
    Portfolio (Institutional Shares)(7).......    0.64%         --       0.06%    0.00%    0.70%      0.00%     0.70%
   Janus Aspen Small Company Value
    Portfolio (Service Shares)(8)(9)..........    0.74%       0.25%      0.72%    0.01%    1.72%      0.02%     1.70%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement U.S. Small Cap Equity
   Portfolio (Service Shares)(10).............    0.75%       0.25%      0.33%    0.00%    1.33%      0.08%     1.25%
LORD ABBETT SERIES FUND, INC.
 (Class VC Shares)
   America's Value Portfolio(11)..............    0.75%         --       0.45%    0.00%    1.20%      0.05%     1.15%
   Bond-Debenture Portfolio(11)...............    0.50%         --       0.45%    0.00%    0.95%      0.10%     0.85%
   Growth and Income Portfolio................    0.47%         --       0.41%    0.00%    0.88%      0.00%     0.88%
   Mid-Cap Value Portfolio....................    0.74%         --       0.38%    0.00%    1.12%      0.00%     1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio...    0.85%         --       0.00%    0.00%    0.85%      0.00%     0.85%
   T. Rowe Price Equity Income Portfolio II...    0.85%       0.25%      0.00%    0.00%    1.10%      0.00%     1.10%
   T. Rowe Price Health Sciences Portfolio II.    0.95%       0.25%      0.00%    0.00%    1.20%      0.00%     1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(12)(13).........................    0.90%         --       0.00%    0.00%    0.90%      0.00%     0.90%
VANGUARD VARIABLE INSURANCE  FUND
   Capital Growth Portfolio...................    0.39%         --       0.03%    0.00%    0.42%      0.00%     0.42%
   Mid-Cap Index Portfolio....................    0.20%         --       0.04%    0.00%    0.24%      0.00%     0.24%
   REIT Index Portfolio.......................    0.26%         --       0.04%    0.00%    0.30%      0.00%     0.30%
   Total Bond Market Index Portfolio..........    0.13%         --       0.03%    0.00%    0.16%      0.00%     0.16%
   Total Stock Market Index Portfolio(14).....    0.00%         --       0.00%    0.16%    0.16%      0.00%     0.16%
   Small Company Growth Portfolio.............    0.32%         --       0.04%    0.00%    0.36%      0.00%     0.36%
VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Contrafund(R) Portfolio
    (Service Class 2)(15).....................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Growth Portfolio (Service
    Class 2)(15)..............................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Investment Grade Bond
    Portfolio (Initial Class).................    0.32%         --       0.11%    0.00%    0.43%      0.00%     0.43%
   Fidelity VIP Mid Cap Portfolio
    (Initial Class)(15).......................    0.56%         --       0.11%    0.00%    0.67%      0.00%     0.67%
   Fidelity VIP Money Market Portfolio
    (Initial Class)...........................    0.23%         --       0.09%    0.00%    0.32%      0.00%     0.32%
   Fidelity VIP Overseas Portfolio
    (Service Class 2)(15).....................    0.71%       0.25%      0.14%    0.00%    1.10%      0.00%     1.10%

- --------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
(2) Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million)to 0.64% (for average net assets over $10 billion).
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses is included in the total returns of the fund.
(4) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed in Note 1 above) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.
(5) The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund's most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.
(6) Other expenses include the fees and expenses of the Fund's independent trustees and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.
(7) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
(8) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Portfolio Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Annual Portfolio Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(9) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10) The expense reimbursement reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% annually.
(11) For the fiscal year ended December 31, 2007, Lord Abbett contractually agreed to reimburse America's Value Portfolio to the extent necessary so that the total annual operating expenses (excluding management fees) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2009. Effective May 1, 2008, for the Bond Debenture Portfolio, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fees) will not exceed an annual rate of 0.35% of average daily net assets.
(12) Actual expenses paid by the fund were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal year 2007 but will vary with the amount invested in the Institutional High Yield Fund.
(13) Acquired Fund Fees and Expenses of 0.02% were completely offset by a mandatory reduction in the Fund's management fee of the same amount.
(14) Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See "The Portfolio and Vanguard" in the Fund prospectus. The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table in the fund prospectus because that ratio does not include the Acquired Fund Fees and Expenses.
(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the funds' expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio-Service Class 2; 0.89% for the Fidelity VIP Growth Portfolio-Service Class 2; 0.66% for the Fidelity VIP Mid Cap Portfolio-Initial Class; and 1.07% for the Fidelity VIP Overseas Portfolio-Service Class 2. These offsets may be discontinued at any time.


                                   THE COMPANY

Liberty Life Insurance Company (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri and redomiciled in South Carolina as of December 31, 2003. On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company, and changed its name to Liberty Life Insurance Company. The merged company operates under a single brand name, RBC Insurance. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada
(RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. Liberty Life Insurance Company is licensed to do business in the District of Columbia and all states except New York.

                           RBC VARIABLE LIFE ACCOUNT A

   We have established a separate account, RBC Variable Life Account A (Separate Account), to hold the assets that underlie the Policies. The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. RBC is responsible for all obligations under the Policies.

                                   THE POLICY

   The variable life insurance policy is a contract between you, the Owner, and RBC, an insurance company. The Policy is intended as a long-term investment.

   The Policy offers the following to individuals:

    . create or conserve one's estate

    . supplement retirement income

    . access to funds through loans and surrenders

   The Policy offers the following to businesses:

    . protection for the business in the event a key employee dies

    . provide debt protection for business loans

    . create a fund for employee benefits, buy-outs and future business needs

   The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

   Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds provide an advantageous way to accumulate money you do not think you will use in your lifetime and are a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.


Ownership

   Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

   Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

   Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

   Assignment. You can assign the Policy.

   Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

   Any change in the Policy will be binding on us only when endorsed by an authorized officer of the Company.

   To the extent permitted by applicable laws and regulations, we may make changes without your consent to the provisions of the Policy to comply with any applicable Federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code (the Code). You have right to refuse such changes. However, in such an event, we cannot accept the responsibility for the tax treatment of the Policy.

                              PURCHASING THE POLICY

Premiums

   Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy that allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums. Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Primary Insured is still insurable. All Premiums are payable at the Service Center.

   The Policy may also be purchased through the conversion of all or a portion of an existing term policy or term rider issued by the Company or an affiliate.

   You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Primary Insured before the Net Premium is allocated to the Fixed Account or the Investment Options.

Waiver of Planned Premiums Rider

   You can elect to have a Waiver of Planned Premium During Total Disability of Primary Insured Rider added to your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins. All Monthly Deductions will continue to be made.

   If, at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

   If the Primary Insured is no longer totally disabled, you must begin paying Premiums again. If you do not pay sufficient Premiums, your Policy may lapse depending on your facts and circumstances at that time.

   You should consult the rider for the terms and conditions.

Applying For a Policy and Insurance Coverage

   If you wish to purchase a Policy, you must submit an application to us. You must select:

      1. a Specified Amount (The Minimum Specified Amount is $100,000 ($50,000 when there is an Accelerated Death Benefit Rider or a change from the Level Death Benefit Option to the Adjustable Death Benefit Option.) There is no specific maximum Specified Amount. The Company may impose limits on the Specified Amount under certain circumstances.);

      2. a Death Benefit Option (Level Death Benefit or Adjustable Death
   Benefit);

      3. the amount of Planned Premiums that you intend to pay; and

      4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

   As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

   Our Underwriting Process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance that is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

      1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

      2. conditional coverage expires when we issue you a Policy;

      3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

      4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.


   If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to 6 months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the Underwriting Process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at 5 Business Days after we complete our underwriting.

Issue Ages

   We currently issue to Primary Insureds whose ages are 20-80.

Allocation of Premiums

   When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the Underwriting Process. Upon completion of the Underwriting Process, your money will be moved to the Fidelity VIP Money Market Portfolio where it will remain for 10 days (or the Free Look Period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise. However, if there is a fund substitution, liquidation or merger, your allocation instructions will be updated automatically to reflect the surviving fund, the replacement fund or a money market fund, as applicable, for any continued and future investment unless you instruct us otherwise.

Free Look Period

   If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

   When your application for the Policy is in good order, we will invest your first Premium in the Fidelity VIP Money Market Portfolio within two days after we have completed our underwriting. Subsequent Premiums will be allocated in accordance with the selections in your application.

   If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

   Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first 5 Policy Years, the Policy will not terminate if the required Premiums are paid.

   If the Primary Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the Primary Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this 5-year period.

   We guarantee that the Policy will stay in force for the first 5 years after we issue it if total Premiums paid are at least as great as:

      1. the cumulative 5-year No-Lapse Monthly Minimum Premium; plus

      2. the total of all partial surrenders made; plus

      3. Indebtedness.

   We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage that is the smallest level of Planned Premiums we will accept.

   The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force and whether or not you have made your Planned Premiums.

   Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within 5 years after the date of termination and prior to the Maturity Date while the Primary Insured is alive.

   You must satisfy the following conditions for reinstatement:

    . evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

    .  payment or reinstatement of all Indebtedness on the Policy; and

    .  payment of all past due Premiums.

   The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

Maturity Date

   Unless you request an extension, the Maturity Date is the Policy Anniversary nearest the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

      1. all insurance benefits end; and

      2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

   The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date Rider

   At any time within 12 months prior to the Maturity Date, you may request to extend the Maturity Date through the Extension of Maturity Date Rider. If the Maturity Date is extended, the Death Benefit will be the Accumulation Value, less any Indebtedness. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted. The tax consequences of continuing the Policy beyond the Insured's age 100 are unclear. You should consult a tax advisor before extending the Maturity Date. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

   The Policy will terminate on the earliest of these dates:

      1. the Maturity Date;

      2. the date of the Primary Insured's death;

      3. the end of the Grace Period;

      4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

      5. the date surrender of the Policy is effective, or;

      6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

                                  POLICY VALUES

Accumulation Value

   The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). We do not guarantee a minimum Accumulation Value.

Cash Surrender Value

   The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

   The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

     Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

   When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

   Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Growth and Income Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Growth and Income Portfolio.

   After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all of the Investment Options and the Fixed Account.


   When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

Right to Refund

   To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid that we determine will cause any coverage under the Policy to fail to qualify or to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

   If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a RBC Policy

   Under Federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a RBC Policy must meet our policy exchange rules in effect at that time.

                                 DEATH BENEFITS

   The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

   The amount of the Death Benefit depends upon:

    .  the Specified Amount

    . your Policy's Accumulation Value on the date of the Primary Insured's death

    .  the Death Benefit Option in effect at the time of death

   The Policy provides two Death Benefit options:

    .  a Level Death Benefit

    .  an Adjustable Death Benefit

   So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

   The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death; or

      2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

   The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

      2. the Accumulation Value on the date of death multiplied by the applicable factor from the following Table of Minimum Death Benefit Corridor Percentages.

   The applicable percentage is a percentage that is based on the Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

              TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                       Attained Corridor Attained Corridor
                          Age Percentage Age Percentage
                      ---    ---------- -------- ----------
                      0-40      250%       60       130%
                       41       243%       61       128%
                       42       236%       62       126%
                       43       229%       63       124%
                       44       222%       64       122%
                       45       215%       65       120%
                       46       209%       66       119%
                       47       203%       67       118%
                       48       197%       68       117%
                       49       191%       69       116%
                       50       185%       70       115%
                       51       178%       71       113%
                       52       171%       72       111%
                       53       164%       73       109%
                       54       157%       74       107%
                       55       150%     75-90      105%
                       56       146%       91       104%
                       57       142%       92       103%
                       58       138%       93       102%
                       59       134%       94       101%
                                         95-100     100%

Change in Death Benefit Option

   You may change the Death Benefit Option after the Policy has been in force for at least one year, subject to the following:

      1. you must submit an Authorized Request;

      2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

      3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that the Primary Insured is still insurable;

      4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $50,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

      5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

   Any change in a Death Benefit Option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

   The Minimum Specified Amount is $100,000 ($50,000 when there is an Accelerated Death Benefit Rider or a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). There is no specific maximum Specified Amount. The Company may impose limits under certain circumstances.

   You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

Specified Amount Increase

   To increase the Specified Amount you must:

      1. submit an application for the increase;

      2. submit proof satisfactory to us that the Primary Insured is an insurable risk; and

      3. pay any additional Premium that is required.

   The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate based on the Issue Age, sex and Rate Class on the effective date of the increase and on the duration from the effective date of the increase.

   The following changes will be made to reflect the increase in Specified
Amount:

      1. the No-Lapse Monthly Minimum Premium will be increased; and

      2. an additional Surrender Charge for the increase in Specified Amount will apply.

   We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified Amount Decrease

   You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

      1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

      2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

   A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount that are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

   The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

   There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy, other than in a single lump sum, under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

                            OPTIONAL INSURANCE RIDERS

   Following is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars of your own situation.

Guaranteed Minimum Death Benefit Rider

   You can apply to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB Premium requirement has been met.

   The GMDB period is determined for each Issue Age in accordance with the following:

                                          GMDB
                               Issue Age Period
                              --------- ---------
                                20-35..  25 years
                                36-50..  to age 60
                                51-55..  10 years
                                56-59..  to age 65

   By meeting this Premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB period.

   There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB Premium requirement is that the sum of all Premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is based on the Primary Insured's Issue Age, sex and Rate Class and includes all rider costs. This rider is only available at the time your Policy is issued. This rider will terminate when the Policy terminates, a request to terminate the rider is received, the GMDB Premium requirement is not met, or the GMDB period ends. This rider is not available for use with the Waiver of Monthly Deduction Rider or the Covered Insured Rider providing coverage for a non-family member. It is not available on substandard issued Policies.


Accelerated Death Benefit Rider

   If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable Beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No Premium is charged for this rider. This rider is automatically added to your Policy when it is issued (except for Policies issued as substandard). We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

   You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in your Policy must be at least equal to 50% of the Minimum Specified Amount.

   Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable under certain circumstances, including in the case of some business related policies. You should contact your personal tax or financial advisor for specific information.

   After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the portion of the loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

   The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by any interest charge and a loan repayment amount.

Covered Insured Rider

   The Covered Insured Rider provides level term insurance coverage for up to 2 persons, between the ages of 20 and 65, one of whom may be a non-family member. A family member is the spouse or child of the Primary Insured. The minimum amount of insurance will be $50,000. The rider has no Accumulation Value or loan value. The amount of the monthly charge will be withdrawn from the Accumulation Value of the Policy and is based upon Issue Age, duration, sex and Rate classification of the covered persons. Coverage under the rider may be converted to a fixed permanent life or endowment policy that will provide coverage beyond the term of the Policy.

   The rider is available at the time the Policy is issued or at a later date with evidence of insurability. The rider will terminate when the Policy terminates, upon the original Policy Maturity Date, on the Policy Anniversary on or next following the 75th birthday of the younger Insured covered under the rider, or the first Monthly Anniversary Day that follows your request to cancel the rider.

Term Insurance Rider

   You may elect to purchase additional insurance on the Primary Insured under the Term Insurance Rider. The rider provides term insurance up to an amount not to exceed 3 times the Policy's Specified Amount. The rider does not provide any Accumulation Value or loan value. The monthly charge for this rider will be withdrawn from the Accumulation Value of the Policy. The amount of coverage under the rider may under certain circumstances be increased or decreased during the term of the rider. The rider will terminate upon the original Maturity Date or upon termination of the Policy.


                             CHARGES AND DEDUCTIONS

GENERAL

   Charges are deducted in connection with the Policy to compensate us for:

    . our expenses in selling the Policy;

    . underwriting, issuing and administering the Policy;

    . premium taxes incurred on Premiums received;

    . providing the insurance benefits provided for in the Policy;

    . assuming certain risks in connection with the Policy; and

    . fund servicing functions.

   Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

   We deduct a Premium Charge from each Premium payment you make. We consider a portion of the Premium Charge a sales load. The sales load portion is 3.5% of Premiums paid during the first 10 Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first 10 Policy Years. The Premium Charge is as follows:


              Policy Years 1-10:............. 5.5% of all Premiums
              Policy Years 11 and thereafter: 4.0% of all Premiums

PERIODIC CHARGES

Monthly Deduction

   The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

      1. the Cost of Insurance for the following Policy Month; plus

      2. the Monthly Rider Charges for the following Policy Month, if any; plus

      3. the monthly Policy Charge for the following Policy Month; plus

      4. the Risk Charge.

   Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the Net Amount at Risk). The Net Amount at Risk depends upon:

    . the amount of the Death Benefit on the Monthly Anniversary Day,

    . the monthly discount factor of 1.0032737, and

    . the Accumulation Value on the Monthly Anniversary Day.

   We then determine the Cost of Insurance Charge by multiplying the Net Amount at Risk by the applicable Cost of Insurance rate.

   The monthly Cost of Insurance rate, per $1,000 of Net Amount at Risk, is based on:

    . the Specified Amount,

    . Issue Age of the Primary Insured,

    . sex of the Primary Insured,

    . Rate Class of the Primary Insured, and

    . the Policy Year.

   Generally, we use a Cost of Insurance rate that is less than the maximum rate.

   We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table (1980 CSO Table).

   If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon the Primary Insured's substandard rating as determined during our Underwriting Process.

   We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.

   Risk Charge. We assess a Risk Charge that is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:


Per Policy Month for Policy Years 1-10:........ 0.80%, on an annual basis, of the
                                                Accumulation Value in the Separate
                                                Account.

Per Policy Month for Policy Years 11 and later: 0.40%, on an annual basis, of the
                                                Accumulation Value in the Separate
                                                Account.

   Policy Charge. We assess a Policy Charge that is deducted each Monthly Anniversary Day. The Policy Charge is:


Per Policy Month for Policy Year 1:........... $25.00
Per Policy Month for Policy Years 2 and later: Currently, $5.00. This charge is not guaranteed and may be increased but it
                                               will not exceed $10.00 per month.

Fund Facilitation Fee

   We deduct a Fund Facilitation Fee, as part of our daily Accumulation Unit value calculation, for any Accumulation Value you have invested in the portfolios of Vanguard Variable Insurance Fund. The fee is equal, on an annual basis, to 0.20% of the Accumulation Value in the Vanguard Variable Insurance Fund. This fee is for certain fund servicing functions we perform.

Loan Interest Charged

   Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%.

Investment Option Expenses

   There are deductions from and expenses paid out of the assets of the various Investment Options, which are described in the fund prospectuses. Fees and expenses of the funds are not fixed or specified under the terms of the Policy and may vary from year to year. These fees and expenses differ for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any Investment Option you select.

Monthly Rider Charges

   We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

   If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy:

    .  Covered Insured Rider

    .  Waiver of Planned Premiums During Total Disability of Primary Insured
       Rider

    .  Term Insurance Rider

   We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and the Waiver of Surrender Charges Rider.

TRANSACTION CHARGES

Surrender Charge

   Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount; for partial surrenders, for any amount that Specified Amount is reduced; or for a requested decrease in Specified Amount before the 10th Policy Anniversary, or within 10 years after an increase in Specified Amount, a Surrender Charge may be deducted.

   The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year 10. We have provided the table below that shows the maximum initial Surrender Charge per $1,000 for all of the Ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some Ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.

                 Maximum Initial Surrender Charges Per $1,000

                                Male               Female
                         ------------------- -------------------
               Issue Age Non-Tobacco Tobacco Non-Tobacco Tobacco
               --------- ----------- ------- ----------- -------
                 20-29..   $ 8.10    $ 9.18    $ 7.20    $ 8.10
                 30-39..    12.43     14.78     10.92     12.43
                 40-49..    19.32     23.87     16.28     18.91
                 50-59..    29.52     35.07     23.52     28.11
                 60-69..    41.64     44.56     32.49     38.00
                 70-80..    41.94     42.29     35.97     39.41

   The charge is not affected by special Rate Classes nor by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

   When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

   The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

   We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduce our sales expense. Some examples are: if there is a large group of individuals who will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of RBC or any of its affiliates.

   Surrenders may result in taxable income. (See "Federal Tax Matters-Taking Money Out of Your Policy.")

Waiver of Surrender Charges

   After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

      Free Partial Surrender Amount. Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

      Confinement. The Surrender Charge will not apply if:

          1. you are confined in a long-term care facility, skilled or intermediate nursing facility or hospital;

          2. you have been so confined for at least 90 consecutive days;

          3. a physician certifies that confinement is required because of sickness or injury; and

          4. you were not so confined on the Policy Date.

      Proof of confinement will be required in a form satisfactory to us.

      Total Disability.  The Surrender Charge will not apply if:

          1. you are totally disabled;

          2. you have been so disabled for at least 90 days;

          3. a physician certifies that you are totally disabled; and

          4. you were not so disabled on the Policy Date.

      Proof of disability will be required in a form satisfactory to us.

      Involuntary Unemployment.  The Surrender Charge will not apply if:

          1. you were employed on a full-time basis (working at least 17 hours per week) on the Policy Date;

          2. your employment was terminated by your employer;

          3. you remain unemployed for at least 90 days; and

          4. you certify in writing at the time you make your surrender request that you are still unemployed.

      Divorce. The Surrender Charge will not apply if:

          1. you were married on the Policy Date;

          2. subsequent to the Policy Date a divorce proceeding is filed; and

          3. you certify in writing at the time you make your surrender request that you are now divorced.

   We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if you make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

   Not all options may be available in all states.

   Surrenders may result in taxable income. (See "Federal Tax Matters-Taking Money Out of Your Policy.")

Transfer Fee

   You can make 12 free transfers every Policy Year. If you make more than 12 transfers in a Policy Year we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

   If the transfer is part of the Dollar Cost Averaging Option, Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

   We do not currently assess any charge for income taxes that we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                               INVESTMENT OPTIONS

   When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

     You should read the prospectuses for these Investment Options carefully before investing. Copies of these prospectuses will be sent to you. YOU CAN OBTAIN COPIES OF THE INVESTMENT OPTION PROSPECTUSES BY WRITING US AT P.O. BOX 19086, GREENVILLE, SC 29602-9086 OR CALLING US AT 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. The Investment Options may offer various classes of shares, each of which has a different level of expenses. The Investment Option prospectuses may provide information for share classes that are not available through the Policy. When you consult the Investment Option prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Policy. Appendix B contains a summary of the investment objectives and strategies of each available Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including the fees and expenses of each portfolio and a description of the investment objectives, policies, restrictions and risks of each portfolio.

   WE DO NOT PROVIDE ANY ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCUMULATION VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO(S) YOU HAVE CHOSEN.

   Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with RBC. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisors.

   Allocating assets only to one or a small number of Investment Options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Accumulation Value will be more volatile since these Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses; (b) small cap securities; and (c) foreign securities. We may provide asset allocation tools for use and discussion with your financial consultant. We do not provide specific advice for your individual investment allocations, you should discuss this matter with your financial consultant.

   An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

   Certain Payments We May Receive with Regard to the Investment Options. We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisors, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages may differ from fund to fund and among classes of shares within a fund. Some Investment Options, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a fund's assets. Revenue sharing and Rule 12b-1 fees are included among the several factors that we consider when deciding to include an Investment Option within this variable product. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS

   Advisor: Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.)

     Sub-advised by: Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Ultra(R)
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC
      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
      Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares) (Prior to May 1, 2008 known as Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond-Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and The Vanguard Group, Inc.
      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company
      Capital Growth Portfolio

   Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   See Appendix C for information regarding discontinued Investment Options.

   Adding, Deleting, or Substituting Investment Options. We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an Investment Option is liquidated, we will ask you to reallocate any amount in the liquidated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or Asset Allocation Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Accumulation Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

   Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

   If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

   The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

   We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

   Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

   The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.


   We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                    TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a Policy Year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

      1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

      2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

      3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

      4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the Service Center.

      5. Neither we nor the Service Center is liable for a transfer made in accordance with your instructions.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

      7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

      .  a requirement of a minimum time period between each transfer

      . not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner

      . limiting the dollar amount that may be transferred by an Owner at any one time

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies ("Excessive Trading Activity")commonly known as market timing. None of the portfolios that are Investment Options for the Policy is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Policy. Excessive trading activity is measured by the number of roundtrip transactions in a Policyowner's Policy. A roundtrip transaction occurs when a Policyowner buys and then sells shares of the same fund within 30 days.


   Therefore, in an attempt to detect disruptive market timing activities, the following will apply for all requested fund transfers: o Transfers are limited to two roundtrip transactions in the same fund within any rolling 90-day period, subject to an overall limit of 4 roundtrip transactions per fund family over a rolling 12 month period;

o Owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional fund transfers of the fund for 85 days.

o Owners with 4 or more roundtrip transactions in multiple funds within a fund family within a rolling 90-day period will be blocked from making additional transfers from funds within the fund family for 85 days.

o Any roundtrip transaction within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for another 85 day period.

We will periodically review all transfer activity to monitor certain factors, including, but not limited to:

o    Frequency of transfers in a defined period (see above)

o    Dollar amount of transfers (in proportion to Policy size)

o    Grouping of transfers by third party (e.g., agent)

o Investment objectives of the particular sub-account involved in the transfer(s)

o Whether a transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

We will also communicate with underlying fund(s), as necessary and appropriate, to determine whether transfer activity is harmful/disruptive to the fund.

   If market timing activity is determined to have occurred, we will:

    . Notify Owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

    . Inform the Owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable Policy.

    . Inform the administrator when an Owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

    . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

    . Any new application that matches specific criteria (e.g., agent name or TIN, or Owner name or SSN) will be pended for review prior to issuance.

   Exception to Procedures

   We apply these policies and procedures uniformly and without exception,

waiver, or special arrangement(except as noted below). However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

The following transactions will not be counted towards the roundtrip limit or the number of free transfers you are allowed to take each Policy Year.

o Transfers pursuant to automatic programs: asset allocation program, dollar cost averaging option, and asset rebalancing option;

o    Transaction of $1,000 or less; and

o    Transactions initiated by a plan sponsor.

   The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Owners and other persons with interests in the Policies should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds .

   Our market timing policies and procedures apply only to individuals and entities that own this Policy. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, Owners and other persons with interests in the Policies should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds

     Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number or social security number, and other identifying information contained in our records, of Owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund and the amount and dates of such purchases, redemptions, transfers and exchanges. In some cases, we do not have the tax identification number or other identifying information requested by the fund in our records. In those cases, we rely on the Owner to provide the information. If the Owner does not provide the information, we may be directed by the fund to restrict the Owner from further purchases of fund shares. Such information would be provided to the fund in accordance with policies established by the fund to prevent market timing in the fund.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities. You should read the prospectuses of the underlying funds for more details.

   We cannot guarantee that the underlying funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

   Telephone Transfers. You may elect to make transfers by telephone. To elect this option, you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. RBC reserves the right to modify or terminate telephone transfer privileges.

Dollar Cost Averaging

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected. All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated. Dollar cost Averaging transfers may not be made on the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected Investment Option(s) regardless of fluctuating price levels of the Investment Option(s). You should consider your financial ability to continue the Dollar Cost Averaging Option through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our Policies materials that they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the Asset Rebalancing Option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.

   Asset Rebalancing Example:

      Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

   We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

   We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

   Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy. See "Market Timing/Disruptive Transfers."

   If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an asset allocation program.

                              ACCESS TO YOUR MONEY

Loans

   We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than 6 months.

   The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

   Any Indebtedness will be deducted from any amount payable under the Policy.

   No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

   Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/ or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the Service Center less:

      a. an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

      b. any existing Indebtedness;

      c. interest on all Indebtedness on the Policy to the next Policy Anniversary; and

      d. prior to the 9th Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the 9th Policy Month, an amount equal to the sum of the next 3 Monthly Deductions.

   Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

   If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

   Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4% for Policy Years 1-10. For Policy Years 11 and later, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

   Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

   Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

   Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI-"Federal Tax Status-Tax Treatment of Loans and Surrenders.")

Surrenders

   Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

   Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the Service Center. All partial surrenders are subject to the following:

      1. A partial surrender must be for at least $250.

      2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the percentage to be taken from the Fixed Account may never be greater than the Fixed Account's percentage of the total unloaned Accumulation Value.

      3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

      4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page 21 exceeds the Specified Amount.)

      5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

      6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                               FEDERAL TAX MATTERS

     Note: The Company has prepared the following information on Federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. The Company has provided an additional discussion regarding taxes in the Statement of Additional Information (SAI).

Life Insurance in General

   Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

   You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as Modified Endowment Contracts
(MECs). The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the Policy during the first 7 contract years. A reduction in the Death Benefit during the first 7 years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

   If your Policy is a MEC, any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

   The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

      3. in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

   The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

   If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as Indebtedness under the Policy and not as a taxable distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan Indebtedness exceeds the total Premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

   Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer.

   See "Federal Tax Status" in the SAI for more details.

Diversification and Owner Control

   The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

   Neither the Code nor the Internal Revenue Service (IRS) Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a Policyowner and the Company regarding specific investments or investment objectives for the underlying investments and a Policyowner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law Owners are permitted to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Investment Options.

   Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

   Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Qualified Plans

   The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Business Use

   Businesses can use the Policies in various arrangements, including non-qualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor.

   Effective for all employer-owned life insurance Policies issued after August 17, 2006, the tax-free death proceeds will be limited to the amount of premiums paid unless certain requirements are satisfied. These requirements also apply to employer-owned Policies issued prior to August 17, 2006 that have a material increase in the death benefit or other material change on or after such date. Employer-owned life insurance is a Policy which is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the Policy, and which covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term employee means all employees, including officers and highly compensated employees, as well as directors. The following requirements must be met in order for the death proceeds to be tax-free:

1. Specific written notice must be provided to the insured, and written consent from the insured must be obtained prior to the Policy being issued; and

2. A specific requirement regarding the insured's status with the employer must be met, such as the insured must be either (i) an employee of the policyholder at any time during the 12 month period before the insured's death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the Code, at the time the Policy was issued.

Additionally, Death Proceeds paid to certain heirs of the insured will not be includible in the employer's taxable income.

   There are special recordkeeping and reporting requirements for employers that own one or more employer-owned life insurance Policies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Tax Treatment of Assignments

   An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

1035 Exchanges

   The exchange of one life insurance policy for another life insurance policy is generally not taxed unless cash is distributed or a loan is reduced as part of the exchange. However, the insured(s) under the new policy must be the same as the insured(s) under the exchanged policy.

                                STATE VARIATIONS

   Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                   DISTRIBUTOR


     JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("JBS"), 8320 University Executive Park Drive, Suite 110, Charlotte, NC 28262, acts as the distributor and principal underwriter of the Policies. Prior to May 1, 2007, Tamarack Distributors Inc. was the principal underwriter of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policy, but reserve the right to discontinue the offering. JBS is organized under the laws of the state of North Carolina and is a member of Financial Industry Regulatory Authority, Inc.(FINRA).

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also FINRA registered representatives. We pay sales commissions for the sale of the Policies. (See the SAI for further information on commissions.) JBS may offer the Policies directly to potential purchasers or through selling broker-dealers. Commissions payable to registered representatives of a broker-dealer having a selling agreement with JBS, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. When we compensate a broker-dealer firm, the representative responsible for the sale of the Policy will receive a portion of the compensation based on the practice of the firm. We are not involved in determining the compensation of your representative. In some circumstances and to the extent permitted by applicable regulatory requirements, JBS may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

   We may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Owners should consult the prospectuses for the Investment Options for information concerning compensation arrangements relating to the distribution of shares of the Investment Options. Owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the Policies.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the Policies.

                                LEGAL PROCEEDINGS


   There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, JBS Liberty Securities, Inc.(the principal underwriter) or the Company is a party.


                              FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at P.O. Box 19086, Greenville, SC 29602-9086.



                                   APPENDIX A

                                    GLOSSARY

   Age: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

   Authorized Request: A request, in a form satisfactory to us, which is received by the Service Center.

   Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

   Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

   Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

   Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

   Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

   General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

   Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

   Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

   Initial Specified Amount: The amount of coverage selected by you at the time of application and that will be used to determine the Death Benefit.

   Investment Option(s): Those Investment Options available through the Separate Account.

   Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

   Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living.


   Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $100,000.

   Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

   Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

                                       A-1



   Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

   Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

   Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

   Policy Date: The date by which Policy months, years and anniversaries are measured.

   Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

   Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

   Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

   Primary Insured: The person whose life is insured under the Policy.

   Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

   Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this Policy and certain other policies.

   Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the Service Center.

   Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

   Underwriting Process: The Underwriting Process begins the day we receive your application at the Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

                                       A-2



                                   APPENDIX B

                               INVESTMENT OPTIONS

   The following is a summary of the investment objectives and strategies of each available Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

   See Appendix C for information concerning certain Investment Options that are no longer offered by the Company.

AIM VARIABLE INSURANCE FUNDS

     AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.) is the investment advisor. The sub-advisors are: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The following Investment Options are available under the
Policy:

       AIM V.I. Capital Development Fund (Series I Shares)

          The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies.

       AIM V.I. Core Equity Fund (Series I Shares)

          The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

       AIM V. I. High Yield Fund (Series I Shares)

          The Fund's investment objective is to achieve a high level of current income. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

       VP Income & Growth

          The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. In selecting stocks for the Portfolio, the portfolio managers select primarily from large publicly traded U.S. companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

       VP Ultra(R)

          The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

       VP Value

          This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. Mellon Capital Management Corporation is the sub-advisor to the Portfolio. The following Investment Option is available under the Policy:

       Small Cap Stock Index Portfolio (Service Shares)

          The portfolio seeks to match the total return of the S&P SmallCap 600 Index by generally investing in a representative sample of the stocks listed in the S&P SmallCap 600 Index. While the portfolio generally owns the vast majority of the stocks in the S&P SmallCap 600 Index, some very small stocks may be excluded from the portfolio. The S&P SmallCap 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P SmallCap 600 Index than smaller ones. The portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Capital Management Corporation, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

          The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following Investment Options are available under the Policy:

       Janus Aspen International Growth Portfolio (Institutional Shares)

          The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

       Janus Aspen Small Company Value Portfolio (Service Shares)

          The Portfolio seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the portfolio manager. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. The Portfolio uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Portfolio. The Portfolio's portfolio manager generally looks for companies that have reasonably solid fundamentals and whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise values.

LAZARD RETIREMENT SERIES, INC. (Service Shares)

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

      Lazard Retirement U.S. Small Cap Equity Portfolio (formerly, Lazard
            Retirement Small Cap Portfolio)

        The Portfolio seeks long-term capital appreciation. The Portfolio, under normal circumstances, will invest at least 80% of its assets in equity securities of small cap U.S. companies.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

     Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following Investment Options are available under the Policy:

       America's Value Portfolio

          The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

       Bond-Debenture Portfolio

          The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

       Growth and Income Portfolio

          The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000(R) Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 1000(R) Index was $1.5 billion to $472.5 billion. This range varies daily.

       Mid-Cap Value Portfolio

          The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell Midcap(R) Index was $1.5 billion to $22.4 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following Investment Options are available under the Policy:

       T. Rowe Price Blue Chip Growth Portfolio

          The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

       T. Rowe Price Equity Income Portfolio-II

          The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

       T. Rowe Price Health Sciences Portfolio-II

          The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

       T. Rowe Price Personal Strategy Balanced Portfolio

          The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

     Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and The Vanguard Group, Inc. are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. The following Investment Options are available under the Policy:

       Capital Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

       Mid-Cap Index Portfolio

          The Portfolio seeks to track the performance of the Morgan Stanley Capital International(R) US MidCap 450 Index.

       REIT Index Portfolio

          The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley Capital International(R) US REIT Index.

       Small Company Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing primarily in the common stocks of smaller companies.

       Total Bond Market Index Portfolio

          The Portfolio seeks to track the performance of the Lehman Brothers(R) U.S. Aggregate Bond Index.

       Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

          The Portfolio seeks to track the performance of the Standard & Poor's Total Market Index.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following Investment Options are available under the Policy:

       Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

          The VIP Contrafund Portfolio seeks long-term capital appreciation by normally investing primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both. It invests in domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Growth Portfolio (Service Class 2)

          The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above-average growth potential. The Portfolio invests in domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

          The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) Aggregate Bond Index.

       Fidelity VIP Mid Cap Portfolio (Initial Class)

          The VIP Mid Cap Portfolio seeks long-term growth of capital by normally investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio potentially invests in companies with smaller or larger market capitalizations. The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Money Market Portfolio (Initial Class)

          The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio potentially may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

          Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the Policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

       Fidelity VIP Overseas Portfolio (Service Class 2)

          The VIP Overseas Portfolio seeks long-term growth of capital by normally investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                                   APPENDIX C

                         DISCONTINUED INVESTMENT OPTIONS

   The Investment Options described in the Prospectus are available for new money, additional premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

1. The following Investment Options are not available for new money, additional premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)

    Managed By Fred Alger Management, Inc.

      Alger American Growth Portfolio (effective July 1, 2008, the name of the
         Portfolio will change to Alger American LargeCap Growth Portfolio) Alger American Capital Appreciation Portfolio (prior to May 1, 2008, known as Alger American Leveraged AllCap Portfolio)
      Alger American MidCap Growth Portfolio

2. If you purchased the Policy as Advantage Variable Universal Life, the following Investment Options are also not available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND

    Managed By Fred Alger Management, Inc.
      Alger American SmallCap Growth Portfolio (formerly known as Alger
         American Small Capitalization Portfolio) (Class O)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

    Managed By American Century Global Investment Management, Inc.
      VP International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    Managed By The Dreyfus Corporation
    Sub-Advised by Mellon Capital Management Corporation

FEDERATED INSURANCE SERIES

    Managed By Federated Equity Management Company of Pennsylvania Sub-Advised by Federated Investment Management Company
      Federated Capital Income Fund II

    Managed By Federated Global Investment Management Corp.
      Federated International Equity Fund II

JANUS ASPEN SERIES (Institutional Shares)

    Managed By Janus Capital Management LLC
      Janus Aspen Large Cap Growth Portfolio
      Janus Aspen Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

    Managed By Neuberger Berman Management Inc.
      Partners Portfolio


WELLS FARGO VARIABLE TRUST*

    Managed By Wells Fargo Funds Management, LLC
    Sub-Advised By Wells Capital Management Incorporated
      Wells Fargo Advantage VT Opportunity Fund
      Wells Fargo Advantage VT Discovery Fund

* The Wells Fargo Advantage VT Discovery Fund was organized as the successor fund to the Strong Discovery Fund II and the Strong Mid Cap Growth Fund II, with the former being the accounting survivor. The Wells Fargo Advantage VT Opportunity Fund was organized as the successor fund to the Strong Opportunity Fund II. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage Variable Trust Funds effective at the close of business on April 8, 2005.

   PLEASE SEE THE FUND PROSPECTUSES FOR INFORMATION REGARDING THE INVESTMENT OPTIONS, INCLUDING A DISCUSSION OF THE INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS, AND THE FEES AND EXPENSES OF EACH INVESTMENT OPTION.

                                       C-2



                                   APPENDIX D

                      POLICIES ISSUED PRIOR TO MAY 1, 2003

   Certain riders were available with Policies issued prior to May 1, 2003. Following is a brief description of the riders. You should consult the riders for the terms and conditions. The charges assessed for these riders are found in the Fee Table under "Discontinued Optional Rider Charges."

   Waiver of Monthly Deduction Rider. This rider provides for all Monthly Deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing six (6) months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent Monthly Deductions, excluding the Risk Charge, are waived as long as total disability continues.

   Accidental Death of Primary Insured Rider. This rider provides for the payment of a Death Benefit upon the accidental death of the Primary Insured. The benefit amount will be paid in addition to any other amount payable upon the Primary Insured's death. This rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday or when the Policy terminates.

   Future Purchase Option Rider. This rider provides the option to purchase an additional fixed life insurance or endowment policy on the life of the Primary Insured or to increase the Primary Insured's Specified Amount without evidence of insurability. The option to purchase additional insurance may be exercised at several different ages of the Primary Insured or after the occurrence of specific events. The rider also provides an increase in the Specified Amount under the Policy on certain option dates if the Primary Insured is totally disabled. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 55th birthday or when the Policy terminates.

   Primary Insured Rider. This rider provides for the payment of an additional Death Benefit upon the death of the Primary Insured. Coverage under this rider may be converted to a fixed life insurance or endowment policy or into an increase in the Specified Amount under the Policy. The rider will terminate on the Policy Anniversary nearest the Primary Insured's 75th birthday. The conversion option under this rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

   Children's Term Insurance Rider. Under this rider a Death Benefit will be paid upon the death of a child of the Primary Insured. Coverage is provided for children who are at least 14 days of age and will terminate on the Policy Anniversary nearest each child's 24th birthday. The rider also provides an option, to be exercised during certain periods, to purchase fixed life insurance or an endowment policy on the life of a child. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

                                       D-1


[BACK COVER OF PROSPECTUS]

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call us toll-free at 1-800-423-9398 or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge upon request by calling the toll-free number shown above. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940 Registration File No. 811-08781.


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2008 for the Flexible Premium Adjustable Variable Life Insurance Policy. The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write us at: (800) 423-9398, P.O. Box 19086, Greenville, SC 29602-9086.

This Statement of Additional Information is dated May 1, 2008.



                                TABLE OF CONTENTS

                                                                         Page

GENERAL INFORMATION AND HISTORY OF THE COMPANY
AND THE SEPARATE ACCOUNT

  The Company
  The Separate Account

ADMINISTRATOR

CUSTODIAN

EXPERTS

LEGAL OPINIONS

ADDITIONAL INFORMATION ABOUT THE POLICIES

  Misstatement of Age or Sex
  Our Right to Contest
  Suicide
  Payment Options
  Extension of Maturity Date
  Net Amount at Risk
  Valuation of Separate Account Assets
  Suspension of Payments or Transfers

SALE OF THE POLICIES

ADDITIONAL INFORMATION ABOUT CHARGES

  Reduction or Elimination of the Surrender Charge

INCREASE IN FACE AMOUNT

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

FEDERAL TAX STATUS

FINANCIAL STATEMENTS





                 GENERAL INFORMATION AND HISTORY OF THE COMPANY
                            AND THE SEPARATE ACCOUNT

The Company

On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company and changed its name to Liberty Life Insurance. Liberty Life Insurance Company (the "Company"), which operates under the RBC Insurance(R) brand, P.O. Box 1389, Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri and as of December 31, 2003, became a South Carolina domiciled insurance company. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada
(RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The Company is licensed to do business in the District of Columbia and all states except New York.

The Separate Account

The Company established RBC Variable Life Account A, a separate account (the "Separate Account"), on December 1, 1998 under Missouri law. Prior to May 1, 2006, the Separate Account was known as BMA Variable Life Account A. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                  ADMINISTRATOR

We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between RBC and the administrator. The administrator has been compensated for the past three years based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Life Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America; and include an explanatory paragraph relating to the statutory merger that occurred in 2006) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard & Hasenauer, P.C., Fairfield, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her nearest birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

(a) for non payment of Premium; and

(b) the respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death. Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, RBC cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional Insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

Option 1 - Life Annuity

Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

Option 3 - Joint and Last Survivor Annuity

Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
                  Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

The Policy provides that RBC will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If RBC received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy. No rider will be extended past the original Policy Maturity Date.

Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

Loan repayments will be accepted. There is no charge for this rider. See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit Option. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1.   the Specified Amount divided by 1.0032737 less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. RBC will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C-D) multiplied by A divided by B, where:

A is the (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

C is a charge factor, if any, for any taxes or any tax reserve RBC has established as a result of the operation or maintenance of the Separate Account.

D is the Fund Facilitation Fee, if applicable.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or RBC cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                              SALE OF THE POLICIES

JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("Distributor") acts as the distributor and principal underwriter of the Policies. Prior to May 1, 2007, Tamarack Distributors Inc. ("Tamarack") was the principal underwriter of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority, Inc. (FINRA). Distributor will enter into selling agreements with other broker-dealers ("selling firms") and will compensate them for their services. Distributor may also offer the Policies directly to potential purchasers.

We pay sales commissions in connection with the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Distributor or Tamarack, the prior principal underwriter, as applicable, received sales compensation with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                                                    Aggregate Amount of
                                                   Commissions Retained
                    Aggregate Amount of          By Tamarack or Distributor,
Fiscal          Commissions Paid to Tamarack       as applicable, After
Year            or Distributor, as applicable    Payments to Selling Firms

2007                     $ 200,512                           $ - 0 -
2006                     $ 110,970                           $ - 0 -
2005                     $ 110,130                           $ - 0 -

Distributor intends to pass through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firms' registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Policies).

Berthel Fisher & Company Financial Services, Inc.
Capital Financial Services, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
Fintegra Financial Solutions
First Allied Securities, Inc.
FFP Securities, Inc.
H & R Block Financial Advisors, Inc.
Harbour Investments, Inc.
Investors Capital Corporation
Pacific West Securities, Inc.
QA3 Financial Corp.
Questar Capital Corporation
Southwest Securities, Inc.

The prospectus contains more information regarding the Distributor.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of RBC or any of its affiliates.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.

               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, RBC will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisors. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a policy owner and the Company regarding specific investments or investment objectives for the underlying investments and a policy owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the Investment Options or the number and type of Investment Options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the Investment Options.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code which requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, RBC has relied on proposed regulations and interim guidance provided by the IRS. Furthermore, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While RBC has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with RBC's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisors with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, RBC believes that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

1.   made on or after the date on which the taxpayer reaches age 59 1/2;

2. which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

3. which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

1035 Exchanges. The exchange of one life insurance policy for another life insurance policy is generally not taxed unless cash is distributed or a loan is reduced as part of the exchange. However, the insured(s) under the new policy must be the same as the insured(s) under the exchanged policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including non-qualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor.

Effective for all employer-owned life insurance Policies issued after August 17, 2006, the tax-free death proceeds will be limited to the amount of premiums paid unless certain requirements are satisfied. These requirements also apply to employer-owned Policies issued prior to August 17, 2006 that have a material increase in the death benefit or other material change on or after such date. Employer-owned life insurance is a Policy which is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the Policy, and which covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term employee means all employees, including officers and highly compensated employees, as well as directors. The following requirements must be met in order for the death proceeds to be tax-free:

1. Specific written notice must be provided to the insured, and written consent from the insured must be obtained prior to the Policy being issued; and

2. A specific requirement regarding the insured's status with the employer must be met, such as the insured must be either (i) an employee of the policyholder at any time during the 12 month period before the insured's death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the Code, at the time the Policy was issued.

Additionally, Death Proceeds paid to certain heirs of the insured will not be includible in the employer's taxable income.

There are special recordkeeping and reporting requirements for employers that own one or more employer-owned life insurance Policies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Tax Treatment of Assignments

An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Life Account A as of December 31, 2007, and the related statements of operations and changes in net assets for the years ended December 31, 2007 and December 31, 2006, and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2007 and 2006 and for each of the years in the three year period ended December 31, 2007, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                          RBC Variable Life Account A

                          Financial Statements as of
                        December 31, 2007, and for the
                    Years Ended December 31, 2007 and 2006,
                     and Report of Independent Registered
                            Public Accounting Firm

                          RBC VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                            ---------
Report of Independent Registered Public Accounting Firm....................................   F-1-F-2

Financial Statements as of December 31, 2007, and for the years ended December 31, 2007 and
  2006:

   Statement of Net Assets.................................................................   F-3-F-4

   Statements of Operations and Changes in Net Assets......................................  F-5-F-20

   Notes to Financial Statements........................................................... F-21-F-35

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Liberty Life Insurance Company and
Contract Owners of RBC Variable Life Account A:

   We have audited the accompanying statement of net assets of the RBC Variable Life Account A (the "Separate Account") of Liberty Life Insurance Company ("LLIC") comprising each of the individual Subaccounts listed in Appendix A as of December 31, 2007, and the related statements of operations and changes in net assets for the two years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2007, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account as of December 31, 2007, the results of their operations and changes in their net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 25, 2008

Appendix A

The Alger American Fund:
  Growth Portfolio
  Leveraged AllCap Portfolio
  Mid Cap Growth Portfolio
  Small Capitalization Portfolio
American Century Variable Portfolios, Inc.:
  VP Income and Growth Fund
  VP International Fund
  VP Value Fund
  VP Ultra Fund
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund
Dreyfus Investment Portfolios:
  Small Cap Stock Index Portfolio
Federated Insurance Series:
  International Equity Fund II
  Capital Income Fund II
AIM Variable Insurance Funds:
  AIM VI High Yield Fund
  AIM VI Capital Development Fund
  AIM VI Core Equity Fund
Lazard Retirement Series, Inc.:
  Retirement Small Cap Portfolio
Neuberger & Berman Advisors Management Trust:
  Partners Portfolio
Wells Fargo Advantage Funds:
  Opportunity Fund II
  Discovery Fund
Van Eck Worldwide Insurance Trust:
  Worldwide Real Estate Fund
Variable Insurance Products Fund:
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Growth Portfolio
Variable Insurance Products II Fund:
  Fidelity VIP II Contrafund Portfolio
Variable Insurance Products III Fund:
  Fidelity VIP III Mid Cap Portfolio
Variable Insurance Products V Fund:
  Fidelity VIP V Investment Grade Bond Portfolio
  Fidelity VIP V Money Market Portfolio
Janus Aspen Series:
  International Growth Portfolio
  Large Cap Growth Portfolio
  Growth and Income Portfolio
  Small Company Value Portfolio
Lord Abbett Series Fund, Inc.:
  America's Value Portfolio
  Bond Debenture Portfolio
  Growth and Income Portfolio
  Mid Cap Value Portfolio
T. Rowe Price Equity Series, Inc.:
  Blue Chip Growth Portfolio
  Equity Income Portfolio II
  Health Sciences Portfolio II
  Personal Strategy Balanced Portfolio
Vanguard Variable Insurance Fund:
  Mid Cap Index Portfolio
  REIT Index Portfolio
  Total Bond Market Index Portfolio
  Total Stock Market Index Portfolio
  Small Company Growth Portfolio
  Capital Growth Portfolio

                          RBC VARIABLE LIFE ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2007


                                                     Number of   Share             Net Assets at
                                                    Shares Owned Value     Cost     Fair Value
                                                    ------------ ------ ---------- -------------
Net Assets--Investments:
The Alger American Fund:
   Growth Portfolio................................      3,738   $49.27 $  130,024  $  184,171
   Leveraged AllCap Portfolio......................      6,264    55.39    177,695     346,956
   Mid Cap Growth Portfolio........................     20,581    23.62    408,218     486,117
   Small Capitalization Portfolio..................        306    33.32      6,796      10,180
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.......................    108,703     8.46    703,871     919,626
   VP International Fund...........................        176    11.86      1,279       2,093
   VP Value Fund...................................     83,917     7.47    675,737     626,861
   VP Ultra Fund...................................      1,668    12.15     17,523      20,270
Dreyfus Socially Responsible Growth Fund, Inc......        308    30.50      9,953       9,383
Dreyfus Stock Index Fund...........................     27,219    37.40    841,832   1,017,995
Dreyfus Investment Portfolios:
   Small Cap Stock Index Portfolio.................      4,179    17.64     76,319      73,710
Federated Insurance Series:
   International Equity Fund II....................         53    18.71        704         984
   Capital Income Fund II..........................          6     9.62         45          54
AIM Variable Insurance Funds:
   AIM VI High Yield Fund..........................     33,126     5.74    206,284     190,143
   AIM VI Capital Development Fund.................      7,381    18.85    144,619     139,125
   AIM VI Core Equity Fund.........................      2,264    29.11     57,975      65,906
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio..................     65,867     9.98    882,269     657,350
Neuberger & Berman Advisors Management Trust:
   Partners Portfolio..............................        135    20.77      2,316       2,799
Wells Fargo Advantage Funds:
   Opportunity Fund II.............................        245    22.03      4,295       5,390
   Discovery Fund..................................      1,382    20.11     17,122      27,802
Van Eck Worldwide Insurance Trust:
   Worldwide Real Estate Fund......................         12    16.89        162         209
Variable Insurance Products Fund:
   Fidelity VIP Overseas Portfolio.................     26,489    25.12    532,045     665,399
   Fidelity VIP Growth Portfolio...................     10,737    44.65    381,727     479,413
Variable Insurance Products II Fund:
   Fidelity VIP II Contrafund Portfolio............     46,899    27.46  1,389,181   1,287,849
Variable Insurance Products III Fund:
   Fidelity VIP III Mid Cap Portfolio..............     22,111    36.16    737,623     799,548
Variable Insurance Products V Fund:
   Fidelity VIP V Investment Grade Bond Portfolio..     73,042    12.76    919,738     932,010
   Fidelity VIP V Money Market Portfolio...........  1,211,203     1.00  1,211,203   1,211,203
Janus Aspen Series:
   International Growth Portfolio..................     31,483    65.31  1,041,126   2,056,170
   Large Cap Growth Portfolio......................         36    26.42        667         964
   Growth and Income Portfolio.....................        452    19.89      5,612       8,986
   Small Company Value Portfolio...................      5,643    17.99    111,960     101,515

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                            As of December 31, 2007

                                           Number of   Share             Net Assets at
                                          Shares Owned Value     Cost     Fair Value
                                          ------------ ------ ---------- -------------
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.............     4,984    $14.79 $   72,701  $   73,717
   Bond Debenture Portfolio..............     1,720     11.77     20,972      20,245
   Growth and Income Portfolio...........    49,007     27.91  1,353,349   1,367,786
   Mid Cap Value Portfolio...............    28,740     18.90    624,157     543,181
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio............    41,081     11.81    408,779     485,171
   Equity Income Portfolio II............    17,313     23.65    415,357     409,458
   Health Sciences Portfolio II..........     9,288     13.73    116,168     127,521
   Personal Strategy Balanced Portfolio..    20,946     18.70    391,581     391,688
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio...............     9,737     18.58    182,925     180,921
   REIT Index Portfolio..................    19,680     18.92    469,022     372,353
   Total Bond Market Index Portfolio.....     7,286     11.54     81,433      84,083
   Total Stock Market Index Portfolio....     4,181     31.09    126,873     129,972
   Small Company Growth Portfolio........    10,391     18.15    197,355     188,595
   Capital Growth Portfolio..............     7,069     18.55    118,134     131,126


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2007


                                                                                                American Century Variable
                                                            The Alger American Fund                 Portfolios, Inc.
                                                 ---------------------------------------------  -----------------------
                                                           Leveraged   Mid Cap       Small      VP Income        VP
                                                  Growth    AllCap     Growth    Capitalization and Growth  International
                                                 Portfolio Portfolio  Portfolio    Portfolio       Fund         Fund
                                                 --------- ---------  ---------  -------------- ----------  -------------
Net investment income (loss):
   Ordinary dividend income..................... $    626  $      --  $      --     $    --      $ 17,309      $   14
   Fund facilitation fee........................       --         --         --          --            --          --
                                                 --------  ---------  ---------     -------      --------      ------
Net investment income (loss)....................      626         --         --          --        17,309          14
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................    9,530     54,851     41,871         (17)       13,550         128
   Capital gain distributions...................       --         --     69,895          --            --          --
   Increase (decrease) in unrealized
    appreciation on investments.................   22,500     50,713     36,825       1,560       (31,802)        194
                                                 --------  ---------  ---------     -------      --------      ------
Net realized and unrealized gain (loss) on
 investments....................................   32,030    105,564    148,591       1,543       (18,252)        322
                                                 --------  ---------  ---------     -------      --------      ------
Increase (decrease) in net assets resulting from
 operations.....................................   32,656    105,564    148,591       1,543          (943)        336
Capital share transactions:
   Deposits.....................................       --         --         12          --        85,552          --
   Surrenders and death benefits................   (7,167)   (50,444)   (99,405)         --        (4,587)         --
   Cost of insurance............................  (10,646)   (20,222)   (27,795)       (396)      (43,679)       (225)
   Contract charges.............................   (1,432)    (2,868)    (4,240)        (75)       (7,410)        (15)
   Policy charges...............................     (515)      (662)      (815)         (9)       (1,215)         (6)
   Transfers between sub-accounts, including
    fixed interest account......................  (10,916)   (53,886)   (89,933)         --        (6,661)         54
                                                 --------  ---------  ---------     -------      --------      ------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  (30,676)  (128,082)  (222,176)       (480)       22,000        (192)
                                                 --------  ---------  ---------     -------      --------      ------
Increase (decrease) in net assets...............    1,980    (22,518)   (73,585)      1,063        21,057         144
Net assets--beginning of year...................  182,191    369,474    559,702       9,117       898,569       1,949
                                                 --------  ---------  ---------     -------      --------      ------
      Net assets--end of year................... $184,171  $ 346,956  $ 486,117     $10,180      $919,626      $2,093
                                                 ========  =========  =========     =======      ========      ======

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                                    American Century                            Dreyfus
                                                                        Variable                              Investment
                                                                    Portfolios, Inc.    Dreyfus               Portfolios
                                                                   -----------------   Socially     Dreyfus   -----------
                                                                      VP       VP     Responsible    Stock     Small Cap
                                                                     Value    Ultra     Growth       Index    Stock Index
                                                                     Fund     Fund    Fund, Inc.     Fund      Portfolio
                                                                   --------  -------  ----------- ----------  -----------
Net investment income (loss):
   Ordinary dividend income....................................... $  9,271  $    --    $   49    $   17,289    $   182
   Fund facilitation fee..........................................       --       --        --            --         --
                                                                   --------  -------    ------    ----------    -------
Net investment income (loss)......................................    9,271       --        49        17,289        182
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions............    3,105       94      (152)       81,652        434
   Capital gain distributions.....................................   48,078       --        --            --      1,957
   Increase (decrease) in unrealized appreciation on investments..  (98,844)   2,648       803       (48,436)    (4,953)
                                                                   --------  -------    ------    ----------    -------
Net realized and unrealized gain (loss) on investments............  (47,661)   2,742       651        33,216     (2,562)
                                                                   --------  -------    ------    ----------    -------
Increase (decrease) in net assets resulting from operations.......  (38,390)   2,742       700        50,505     (2,380)
Capital share transactions:
   Deposits.......................................................   95,023    4,432        --       148,313     28,051
   Surrenders and death benefits..................................  (14,544)      --        --       (43,302)    (1,735)
   Cost of insurance..............................................  (30,283)  (1,082)     (394)      (57,500)    (5,798)
   Contract charges...............................................   (5,046)    (106)      (76)       (8,084)      (462)
   Policy charges.................................................   (2,593)     (58)      (34)       (2,502)      (326)
   Transfers between sub-accounts, including fixed interest
    account.......................................................   58,393    5,451      (103)     (109,250)    18,024
                                                                   --------  -------    ------    ----------    -------
Increase (decrease) in net assets resulting from capital share
 transactions.....................................................  100,950    8,637      (607)      (72,325)    37,754
                                                                   --------  -------    ------    ----------    -------
Increase (decrease) in net assets.................................   62,560   11,379        93       (21,820)    35,374
Net assets--beginning of year.....................................  564,301    8,891     9,290     1,039,815     38,336
                                                                   --------  -------    ------    ----------    -------
      Net assets--end of year..................................... $626,861  $20,270    $9,383    $1,017,995    $73,710
                                                                   ========  =======    ======    ==========    =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                                Federated Insurance
                                                                      Series             AIM Variable Insurance Funds
                                                               --------------------  ------------------------------------
                                                               International Capital   AIM VI   AIM VI Capital   AIM VI
                                                                  Equity     Income  High Yield  Development   Core Equity
                                                                  Fund II    Fund II    Fund         Fund         Fund
                                                               ------------- ------- ---------- -------------- -----------
Net investment income (loss):
   Ordinary dividend income...................................    $    2      $  4    $ 13,939     $     --     $    729
   Fund facilitation fee......................................        --        --          --           --           --
                                                                  ------      ----    --------     --------     --------
Net investment income (loss)..................................         2         4      13,939           --          729
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       (52)       (5)         49        1,064        2,787
   Capital gain distributions.................................        --        --          --       11,039           --
   Increase (decrease) in unrealized appreciation on
    investments...............................................       162         4     (11,843)      (5,988)       2,222
                                                                  ------      ----    --------     --------     --------
Net realized and unrealized gain (loss) on investments........       110        (1)    (11,794)       6,115        5,009
                                                                  ------      ----    --------     --------     --------
Increase (decrease) in net assets resulting from operations...       112         3       2,145        6,115        5,738
Capital share transactions:
   Deposits...................................................        --        --      22,253        9,931        8,415
   Surrenders and death benefits..............................      (521)       --      (3,339)        (130)      (9,151)
   Cost of insurance..........................................       (94)       (8)     (8,730)      (4,053)      (5,726)
   Contract charges...........................................        (8)       (1)     (1,481)        (900)        (544)
   Policy charges.............................................        (9)       (2)       (237)        (451)        (358)
   Transfers between sub-accounts, including fixed interest
    account...................................................        --       (59)      2,858      116,230       (2,943)
                                                                  ------      ----    --------     --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................      (632)      (70)     11,324      120,627      (10,307)
                                                                  ------      ----    --------     --------     --------
Increase (decrease) in net assets.............................      (520)      (67)     13,469      126,742       (4,569)
Net assets--beginning of year.................................     1,504       121     176,674       12,383       70,475
                                                                  ------      ----    --------     --------     --------
      Net assets--end of year.................................    $  984      $ 54    $190,143     $139,125     $ 65,906
                                                                  ======      ====    ========     ========     ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                                            Neuberger
                                                                             & Berman                         Van Eck
                                                                  Lazard     Advisors                        Worldwide
                                                                Retirement  Management      Wells Fargo      Insurance
                                                               Series, Inc.   Trust       Advantage Funds      Trust
                                                               ------------ ---------- --------------------  ---------
                                                                                                             Worldwide
                                                                Retirement                                     Real
                                                                Small Cap    Partners  Opportunity Discovery  Estate
                                                                Portfolio   Portfolio    Fund II     Fund      Fund
                                                               ------------ ---------- ----------- --------- ---------
Net investment income (loss):
   Ordinary dividend income...................................  $      --     $   18     $    34    $    --    $  2
   Fund facilitation fee......................................         --         --          --         --      --
                                                                ---------     ------     -------    -------    ----
Net investment income (loss)..................................         --         18          34         --       2
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........     12,823         43         565        645       9
   Capital gain distributions.................................    291,715        277         786         --      23
   Increase (decrease) in unrealized appreciation on
    investments...............................................   (357,467)       (94)       (975)     4,656     (31)
                                                                ---------     ------     -------    -------    ----
Net realized and unrealized gain (loss) on investments........    (52,929)       226         376      5,301       1
                                                                ---------     ------     -------    -------    ----
Increase (decrease) in net assets resulting from operations...    (52,929)       244         410      5,301       3
Capital share transactions:
   Deposits...................................................     76,581         --          --         --      --
   Surrenders and death benefits..............................    (67,805)        --      (1,015)      (194)     --
   Cost of insurance..........................................    (53,020)       (51)       (266)    (1,444)    (14)
   Contract charges...........................................     (6,047)       (20)        (37)      (172)     (2)
   Policy charges.............................................     (1,396)        (6)        (31)       (36)     (2)
   Transfers between sub-accounts, including fixed interest
    account...................................................    (16,610)      (101)       (274)       (61)     --
                                                                ---------     ------     -------    -------    ----
Increase (decrease) in net assets resulting from capital share
 transactions.................................................    (68,297)      (178)     (1,623)    (1,907)    (18)
                                                                ---------     ------     -------    -------    ----
Increase (decrease) in net assets.............................   (121,226)        66      (1,213)     3,394     (15)
Net assets--beginning of year.................................    778,576      2,733       6,603     24,408     224
                                                                ---------     ------     -------    -------    ----
      Net assets--end of year.................................  $ 657,350     $2,799     $ 5,390    $27,802    $209
                                                                =========     ======     =======    =======    ====

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                                       Variable     Variable
                                                                       Insurance   Insurance
                                               Variable Insurance     Products II Products III     Variable Insurance
                                                  Products Fund          Fund         Fund          Products V Fund
                                            ------------------------  ----------- ------------ -------------------------
                                                                                                               Fidelity
                                                                       Fidelity     Fidelity   Fidelity VIP V   VIP V
                                            Fidelity VIP Fidelity VIP   VIP II      VIP III      Investment     Money
                                              Overseas      Growth    Contrafund    Mid Cap      Grade Bond     Market
                                             Portfolio    Portfolio    Portfolio   Portfolio     Portfolio*   Portfolio*
                                            ------------ ------------ ----------- ------------ -------------- ----------
Net investment income (loss):
   Ordinary dividend income................   $ 17,823     $  1,234   $    9,014    $  7,023      $ 36,979    $   52,307
   Fund facilitation fee...................         --           --           --          --            --            --
                                              --------     --------   ----------    --------      --------    ----------
Net investment income (loss)...............     17,823        1,234        9,014       7,023        36,979        52,307
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................     22,769       15,373       37,117       7,339        (3,048)           --
   Capital gain distributions..............     37,360          300      308,049      67,852            --            --
   Increase (decrease) in unrealized
    appreciation on investments............     14,609       69,905     (171,453)     24,608         3,967            --
                                              --------     --------   ----------    --------      --------    ----------
Net realized and unrealized gain (loss) on
 investments...............................     74,738       85,578      173,713      99,799           919            --
                                              --------     --------   ----------    --------      --------    ----------
Increase (decrease) in net assets resulting
 from operations...........................     92,561       86,812      182,727     106,822        37,898        52,307
Capital share transactions:
   Deposits................................     96,648       53,624      191,891     115,045       154,433       460,367
   Surrenders and death benefits...........    (15,888)      (3,292)     (15,049)    (13,220)      (11,821)      (19,652)
   Cost of insurance.......................    (32,597)     (21,614)     (52,890)    (31,754)      (50,639)      (47,872)
   Contract charges........................     (4,719)      (2,967)      (9,403)     (6,009)       (6,938)       (8,794)
   Policy charges..........................     (1,618)      (1,137)      (2,077)     (2,464)       (1,469)       (3,817)
   Transfers between sub-accounts,
    including fixed interest account.......       (424)      88,003      (78,115)    (81,056)      (62,899)      189,644
                                              --------     --------   ----------    --------      --------    ----------
Increase (decrease) in net assets resulting
 from capital share transactions...........     41,402      112,617       34,357     (19,458)       20,667       569,876
                                              --------     --------   ----------    --------      --------    ----------
Increase (decrease) in net assets..........    133,963      199,429      217,084      87,364        58,565       622,183
Net assets--beginning of year..............    531,436      279,984    1,070,765     712,184       873,445       589,020
                                              --------     --------   ----------    --------      --------    ----------
      Net assets--end of year..............   $665,399     $479,413   $1,287,849    $799,548      $932,010    $1,211,203
                                              ========     ========   ==========    ========      ========    ==========

--------
*  See note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                                                                     Lord Abbett
                                                                 Janus Aspen Series               Series Fund, Inc.
                                                    -------------------------------------------  ------------------
                                                                                         Small
                                                    International Large Cap Growth and  Company  America's   Bond
                                                       Growth      Growth     Income     Value     Value   Debenture
                                                      Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio
                                                    ------------- --------- ---------- --------- --------- ---------
Net investment income (loss):
   Ordinary dividend income........................  $   11,541    $    7     $  183   $     --   $ 2,228   $ 1,228
   Fund facilitation fee...........................          --        --         --         --        --        --
                                                     ----------    ------     ------   --------   -------   -------
Net investment income (loss).......................      11,541         7        183         --     2,228     1,228
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................     161,385       166        169        712       346        76
   Capital gain distributions......................          --        --         --      3,703     2,350        66
   Increase (decrease) in unrealized appreciation
    on investments.................................     276,202       (22)       397    (13,472)   (3,115)     (598)
                                                     ----------    ------     ------   --------   -------   -------
Net realized and unrealized gain (loss) on
 investments.......................................     437,587       144        566     (9,057)     (419)     (456)
                                                     ----------    ------     ------   --------   -------   -------
Increase (decrease) in net assets resulting from
 operations........................................     449,128       151        749     (9,057)    1,809       772
Capital share transactions:
   Deposits........................................     202,139        --         --     18,594    14,142     8,329
   Surrenders and death benefits...................     (24,526)     (342)       (79)       (74)       --      (105)
   Cost of insurance...............................     (88,005)      (94)      (239)    (3,764)   (3,595)   (1,441)
   Contract charges................................     (14,285)       (6)       (76)      (652)     (467)     (132)
   Policy charges..................................      (4,301)       (7)       (15)      (477)     (188)     (278)
   Transfers between sub-accounts, including
    fixed interest account.........................     (66,167)       --          8     64,373     3,744     3,284
                                                     ----------    ------     ------   --------   -------   -------
Increase (decrease) in net assets resulting from
 capital share transactions........................       4,855      (449)      (401)    78,000    13,636     9,657
                                                     ----------    ------     ------   --------   -------   -------
Increase (decrease) in net assets..................     453,983      (298)       348     68,943    15,445    10,429
Net assets--beginning of year......................   1,602,187     1,262      8,638     32,572    58,272     9,816
                                                     ----------    ------     ------   --------   -------   -------
      Net assets--end of year......................  $2,056,170    $  964     $8,986   $101,515   $73,717   $20,245
                                                     ==========    ======     ======   ========   =======   =======

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2007


                                                            Lord Abbett
                                                         Series Fund, Inc.         T. Rowe Price Equity Series, Inc.
                                                       --------------------  --------------------------------------------
                                                                               Blue                              Personal
                                                       Growth and   Mid Cap    Chip       Equity       Health    Strategy
                                                         Income      Value    Growth      Income      Sciences   Balanced
                                                       Portfolio   Portfolio Portfolio Portfolio II Portfolio II Portfolio
                                                       ----------  --------- --------- ------------ ------------ ---------
Net investment income (loss):
   Ordinary dividend income........................... $   16,966  $  2,477  $  2,038    $  5,859     $     --   $  8,168
   Fund facilitation fee..............................         --        --        --          --           --         --
                                                       ----------  --------  --------    --------     --------   --------
Net investment income (loss)..........................     16,966     2,477     2,038       5,859           --      8,168
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions......................................     12,285     1,431    13,377       2,437        2,243      3,036
   Capital gain distributions.........................     93,561    72,821        --      24,002        8,739     35,501
   Increase (decrease) in unrealized appreciation on
    investments.......................................    (79,727)  (83,114)   35,768     (25,129)       5,451    (21,038)
                                                       ----------  --------  --------    --------     --------   --------
Net realized and unrealized gain (loss) on
 investments..........................................     26,119    (8,862)   49,145       1,310       16,433     17,499
                                                       ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets resulting from
 operations...........................................     43,085    (6,385)   51,183       7,169       16,433     25,667
Capital share transactions:
   Deposits...........................................    174,697    78,141    60,505      78,030       46,533     44,244
   Surrenders and death benefits......................    (20,758)   (1,616)   (9,185)         --       (4,446)    (5,429)
   Cost of insurance..................................    (55,847)  (31,465)  (27,748)    (23,355)      (4,542)   (15,616)
   Contract charges...................................    (10,574)   (4,091)   (3,459)     (2,920)        (825)    (2,992)
   Policy charges.....................................     (2,863)     (796)   (1,200)       (634)        (170)      (688)
   Transfers between sub-accounts, including
    fixed interest account............................    (24,821)  130,813    37,949     115,394       10,388     21,217
                                                       ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets resulting from
 capital share transactions...........................     59,834   170,986    56,862     166,515       46,938     40,736
                                                       ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets.....................    102,919   164,601   108,045     173,684       63,371     66,403
Net assets--beginning of year.........................  1,264,867   378,580   377,126     235,774       64,150    325,285
                                                       ----------  --------  --------    --------     --------   --------
      Net assets--end of year......................... $1,367,786  $543,181  $485,171    $409,458     $127,521   $391,688
                                                       ==========  ========  ========    ========     ========   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2007


                                                                  Vanguard Variable Insurance Fund
                                                 -----------------------------------------------------------------
                                                                                                  Small
                                                  Mid Cap    REIT      Total Bond  Total Stock   Company   Capital
                                                   Index     Index    Market Index Market Index  Growth    Growth
                                                 Portfolio Portfolio   Portfolio    Portfolio   Portfolio Portfolio
                                                 --------- ---------  ------------ ------------ --------- ---------
Net investment income (loss):
   Ordinary dividend income..................... $  1,704  $   8,694    $ 1,620      $  1,182   $    702  $    495
   Fund facilitation fee........................     (307)      (795)      (102)         (235)      (338)     (217)
                                                 --------  ---------    -------      --------   --------  --------
Net investment income (loss)....................    1,397      7,899      1,518           947        364       278
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      750     (5,259)       186           794        429     3,635
   Capital gain distributions...................   14,356     35,532         --         4,832     12,396     1,641
   Increase (decrease) in unrealized
    appreciation on investments.................  (10,236)  (133,174)     1,985        (1,393)    (9,374)    6,776
                                                 --------  ---------    -------      --------   --------  --------
Net realized and unrealized gain (loss) on
 investments....................................    4,870   (102,901)     2,171         4,233      3,451    12,052
                                                 --------  ---------    -------      --------   --------  --------
Increase (decrease) in net assets resulting from
 operations.....................................    6,267    (95,002)     3,689         5,180      3,815    12,330
Capital share transactions:
   Deposits.....................................   50,367     83,199     24,666        35,996     60,184    31,710
   Surrenders and death benefits................       --     (1,715)      (503)           --    (15,239)       --
   Cost of insurance............................   (9,964)   (20,965)    (3,898)      (15,424)    (6,941)   (5,681)
   Contract charges.............................   (1,227)    (3,244)      (410)         (952)    (1,373)     (914)
   Policy charges...............................     (421)    (1,047)      (658)       (1,028)      (776)     (863)
   Transfers between sub-accounts, including
    fixed interest account......................   15,737    165,136     33,600         7,344     37,824       727
                                                 --------  ---------    -------      --------   --------  --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   54,492    221,364     52,797        25,936     73,679    24,979
                                                 --------  ---------    -------      --------   --------  --------
Increase (decrease) in net assets...............   60,759    126,362     56,486        31,116     77,494    37,309
Net assets--beginning of year...................  120,162    245,991     27,597        98,856    111,101    93,817
                                                 --------  ---------    -------      --------   --------  --------
      Net assets--end of year................... $180,921  $ 372,353    $84,083      $129,972   $188,595  $131,126
                                                 ========  =========    =======      ========   ========  ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2006


                                                                                                       American Century
                                                                The Alger American Fund             Variable Portfolios, Inc.
                                                    ----------------------------------------------  ------------------------
                                                                                                    VP Income
                                                               Leveraged   Mid Cap       Small         and          VP
                                                     Growth     AllCap     Growth    Capitalization  Growth    International
                                                    Portfolio  Portfolio  Portfolio    Portfolio      Fund         Fund
                                                    ---------  ---------  ---------  -------------- ---------  -------------
Net investment income (loss):
   Ordinary dividend income........................ $     237  $      --  $      --     $    --     $ 14,689     $    301
   Fund facilitation fee...........................        --         --         --          --           --           --
                                                    ---------  ---------  ---------     -------     --------     --------
Net investment income (loss).......................       237         --         --          --       14,689          301
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................    44,313     58,708    114,179        (398)      12,082         (342)
   Capital gain distributions......................        --         --     76,431          --           --           --
   Increase (decrease) in unrealized appreciation
    on investments.................................   (30,956)     8,311   (125,447)      2,070      105,342        3,990
                                                    ---------  ---------  ---------     -------     --------     --------
Net realized and unrealized gain (loss) on
 investments.......................................    13,357     67,019     65,163       1,672      117,424        3,648
                                                    ---------  ---------  ---------     -------     --------     --------
Increase (decrease) in net assets resulting from
 operations........................................    13,594     67,019     65,163       1,672      132,113        3,949
Capital share transactions:
   Deposits........................................     5,460     13,859     35,585           5       86,064           --
   Surrenders and death benefits...................   (16,554)    (6,154)   (56,353)       (825)     (46,887)     (18,686)
   Cost of insurance...............................   (14,219)   (22,146)   (34,014)       (428)     (42,733)        (798)
   Contract charges................................    (1,620)    (2,855)    (4,748)        (73)      (6,372)        (140)
   Policy charges..................................      (735)      (868)    (1,332)        (12)      (1,675)         (19)
   Transfers between sub-accounts, including
    fixed interest account.........................  (122,120)  (132,846)  (223,535)       (272)     (28,982)        (783)
                                                    ---------  ---------  ---------     -------     --------     --------
Increase (decrease) in net assets resulting from
 capital share transactions........................  (149,788)  (151,010)  (284,397)     (1,605)     (40,585)     (20,426)
                                                    ---------  ---------  ---------     -------     --------     --------
Increase (decrease) in net assets..................  (136,194)   (83,991)  (219,234)         67       91,528      (16,477)
Net assets--beginning of year......................   318,385    453,465    778,936       9,050      807,041       18,426
                                                    ---------  ---------  ---------     -------     --------     --------
      Net assets--end of year...................... $ 182,191  $ 369,474  $ 559,702     $ 9,117     $898,569     $  1,949
                                                    =========  =========  =========     =======     ========     ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006


                                                                       American Century                            Dreyfus
                                                                           Variable                              Investment
                                                                       Portfolios, Inc.    Dreyfus               Portfolios
                                                                      -----------------   Socially     Dreyfus   -----------
                                                                         VP        VP    Responsible    Stock     Small Cap
                                                                        Value     Ultra    Growth       Index    Stock Index
                                                                        Fund      Fund   Fund, Inc.     Fund      Portfolio
                                                                      ---------  ------  ----------- ----------  -----------
Net investment income (loss):
   Ordinary dividend income.......................................... $   6,236  $   --    $   10    $   16,080    $    51
   Fund facilitation fee.............................................        --      --        --            --         --
                                                                      ---------  ------    ------    ----------    -------
Net investment income (loss).........................................     6,236      --        10        16,080         51
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions...............    34,373      17      (318)       40,277        194
   Capital gain distributions........................................    39,341      --        --            --        290
   Increase (decrease) in unrealized appreciation on investments.....     6,801    (177)    1,104        89,304      2,244
                                                                      ---------  ------    ------    ----------    -------
Net realized and unrealized gain (loss) on investments...............    80,515    (160)      786       129,581      2,728
                                                                      ---------  ------    ------    ----------    -------
Increase (decrease) in net assets resulting from operations..........    86,751    (160)      796       145,661      2,779
Capital share transactions:
   Deposits..........................................................    97,891   3,941        --       161,934     26,292
   Surrenders and death benefits.....................................    (2,428)     --        --      (114,057)       (10)
   Cost of insurance.................................................   (26,764)   (893)     (417)      (59,205)    (3,160)
   Contract charges..................................................    (3,930)    (59)      (71)       (7,956)      (165)
   Policy charges....................................................    (2,123)    (17)      (37)       (3,400)      (244)
   Transfers between sub-accounts, including fixed interest account..  (117,324)      1      (286)     (125,965)    10,042
                                                                      ---------  ------    ------    ----------    -------
Increase (decrease) in net assets resulting from capital share
 transactions........................................................   (54,678)  2,973      (811)     (148,649)    32,755
                                                                      ---------  ------    ------    ----------    -------
Increase (decrease) in net assets....................................    32,073   2,813       (15)       (2,988)    35,534
Net assets--beginning of year........................................   532,228   6,078     9,305     1,042,803      2,802
                                                                      ---------  ------    ------    ----------    -------
      Net assets--end of year........................................ $ 564,301  $8,891    $9,290    $1,039,815    $38,336
                                                                      =========  ======    ======    ==========    =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006


                                                                    Federated Insurance
                                                                          Series          AIM Variable Insurance Funds
                                                                   --------------------  ------------------------------
                                                                                                      AIM VI     AIM VI
                                                                   International Capital   AIM VI     Capital     Core
                                                                      Equity     Income  High Yield Development  Equity
                                                                      Fund II    Fund II    Fund       Fund       Fund
                                                                   ------------- ------- ---------- ----------- -------
Net investment income (loss):
   Ordinary dividend income.......................................    $    4      $  7    $ 14,621    $    --   $   377
   Fund facilitation fee..........................................        --        --          --         --        --
                                                                      ------      ----    --------    -------   -------
Net investment income (loss)......................................         4         7      14,621         --       377
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions............      (158)       (3)       (351)        79       455
   Capital gain distributions.....................................        --        --          --        213        --
   Increase (decrease) in unrealized appreciation on investments..       432        13       2,225        357     5,623
                                                                      ------      ----    --------    -------   -------
Net realized and unrealized gain (loss) on investments............       274        10       1,874        649     6,078
                                                                      ------      ----    --------    -------   -------
Increase (decrease) in net assets resulting from operations.......       278        17      16,495        649     6,455
Capital share transactions:
   Deposits.......................................................        --        --      24,986      6,292     6,230
   Surrenders and death benefits..................................      (485)       --     (12,817)        --      (450)
   Cost of insurance..............................................      (104)       (8)     (9,098)      (293)   (4,493)
   Contract charges...............................................       (13)       (1)     (1,298)       (46)     (362)
   Policy charges.................................................       (10)      (12)       (446)      (128)     (217)
   Transfers between sub-accounts, including fixed interest
    account.......................................................        --        10       6,548      3,770    56,852
                                                                      ------      ----    --------    -------   -------
Increase (decrease) in net assets resulting from capital share
 transactions.....................................................      (612)      (11)      7,875      9,595    57,560
                                                                      ------      ----    --------    -------   -------
Increase (decrease) in net assets.................................      (334)        6      24,370     10,244    64,015
Net assets--beginning of year.....................................     1,838       115     152,304      2,139     6,460
                                                                      ------      ----    --------    -------   -------
      Net assets--end of year.....................................    $1,504      $121    $176,674    $12,383   $70,475
                                                                      ======      ====    ========    =======   =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006


                                                                            Neuberger &
                                                                              Berman                           Van Eck
                                                                  Lazard     Advisors                         Worldwide
                                                                Retirement  Management       Wells Fargo      Insurance
                                                               Series, Inc.    Trust       Advantage Funds      Trust
                                                               ------------ ----------- --------------------  ---------
                                                                                                              Worldwide
                                                                Retirement                                      Real
                                                                Small Cap    Partners   Opportunity Discovery  Estate
                                                                Portfolio    Portfolio    Fund II     Fund      Fund
                                                               ------------ ----------- ----------- --------- ---------
Net investment income (loss):
   Ordinary dividend income...................................   $     --     $   19      $   --    $     --    $  3
   Fund facilitation fee......................................         --         --          --          --      --
                                                                 --------     ------      ------    --------    ----
Net investment income (loss)..................................         --         19          --          --       3
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........     27,014         20         156       4,246       8
   Capital gain distributions.................................     59,303        290         760          --      58
   Increase (decrease) in unrealized appreciation on
    investments...............................................     21,038        (28)       (187)      1,045     (15)
                                                                 --------     ------      ------    --------    ----
Net realized and unrealized gain (loss) on investments........    107,355        282         729       5,291      51
                                                                 --------     ------      ------    --------    ----
Increase (decrease) in net assets resulting from operations...    107,355        301         729       5,291      54
Capital share transactions:
   Deposits...................................................     85,890         --          --           3      --
   Surrenders and death benefits..............................    (47,346)        --        (610)    (13,676)     --
   Cost of insurance..........................................    (58,071)       (55)       (288)     (2,641)    (16)
   Contract charges...........................................     (5,860)       (20)        (48)       (259)     (2)
   Policy charges.............................................     (1,812)        (6)        (34)        (54)     (2)
   Transfers between sub-accounts,
    including fixed interest account..........................     28,690         --          (1)       (701)      2
                                                                 --------     ------      ------    --------    ----
Increase (decrease) in net assets resulting from capital share
 transactions.................................................      1,491        (81)       (981)    (17,328)    (18)
                                                                 --------     ------      ------    --------    ----
Increase (decrease) in net assets.............................    108,846        220        (252)    (12,037)     36
Net assets--beginning of year.................................    669,730      2,513       6,855      36,445     188
                                                                 --------     ------      ------    --------    ----
      Net assets--end of year.................................   $778,576     $2,733      $6,603    $ 24,408    $224
                                                                 ========     ======      ======    ========    ====

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006


                                                                                                               Variable
                                                                                                               Insurance
                                                               Variable Insurance         Variable Insurance   Products
                                                                 Products Fund             Products II Fund    III Fund
                                                         -----------------------------  ---------------------  ---------
                                                                                                     Fidelity
                                                                              Fidelity                VIP II
                                                         Fidelity  Fidelity     VIP      Fidelity   Investment Fidelity
                                                            VIP       VIP      Money      VIP II      Grade     VIP III
                                                         Overseas   Growth     Market   Contrafund     Bond     Mid Cap
                                                         Portfolio Portfolio Portfolio* Portfolio   Portfolio* Portfolio
                                                         --------- --------- ---------- ----------  ---------- ---------
Net investment income (loss):
   Ordinary dividend income............................. $  2,954  $    392  $  28,274  $    9,574   $ 31,438  $  1,979
   Fund facilitation fee................................       --        --         --          --         --        --
                                                         --------  --------  ---------  ----------   --------  --------
Net investment income (loss)............................    2,954       392     28,274       9,574     31,438     1,979
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..   25,112     5,828         --      82,205     (3,426)   14,874
   Capital gain distributions...........................    2,560        --         --      83,543      1,882    66,994
   Increase (decrease) in unrealized appreciation on
    investments.........................................   42,613     8,613         --     (66,024)     4,803   (10,747)
                                                         --------  --------  ---------  ----------   --------  --------
Net realized and unrealized gain (loss) on investments..   70,285    14,441         --      99,724      3,259    71,121
                                                         --------  --------  ---------  ----------   --------  --------
Increase (decrease) in net assets resulting from
 operations.............................................   73,239    14,833     28,274     109,298     34,697    73,100
Capital share transactions:
   Deposits.............................................  110,226    54,256    319,518     206,429    170,393   125,325
   Surrenders and death benefits........................  (24,937)    1,055    (68,371)   (243,029)   (28,759)  (45,232)
   Cost of insurance....................................  (29,374)  (19,799)   (46,668)    (49,293)   (53,335)  (28,794)
   Contract charges.....................................   (3,648)   (2,085)    (5,093)     (7,695)    (6,348)   (5,038)
   Policy charges.......................................   (1,931)   (1,368)    (4,632)     (3,009)    (2,881)   (2,417)
   Transfers between sub-accounts, including fixed
    interest account....................................   55,723    45,857   (342,341)    127,995    143,505    99,241
                                                         --------  --------  ---------  ----------   --------  --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  106,059    77,916   (147,587)     31,398    222,575   143,085
                                                         --------  --------  ---------  ----------   --------  --------
Increase (decrease) in net assets.......................  179,298    92,749   (119,313)    140,696    257,272   216,185
Net assets--beginning of year...........................  352,138   187,235    708,333     930,069    616,173   495,999
                                                         --------  --------  ---------  ----------   --------  --------
      Net assets--end of year........................... $531,436  $279,984  $ 589,020  $1,070,765   $873,445  $712,184
                                                         ========  ========  =========  ==========   ========  ========

--------
*  See note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                                                                     Lord Abbett
                                                                 Janus Aspen Series               Series Fund, Inc.
                                                    -------------------------------------------  ------------------
                                                                                         Small
                                                    International Large Cap Growth and  Company  America's   Bond
                                                       Growth      Growth     Income     Value     Value   Debenture
                                                      Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio
                                                    ------------- --------- ---------- --------- --------- ---------
Net investment income (loss):
   Ordinary dividend income........................  $   25,310    $    7    $    267   $    --   $ 1,343  $    564
   Fund facilitation fee...........................          --        --          --        --        --        --
                                                     ----------    ------    --------   -------   -------  --------
Net investment income (loss).......................      25,310         7         267        --     1,343       564
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................      94,211       195       5,501       361        65      (420)
   Capital gain distributions......................          --        --          --       237     1,120        --
   Increase (decrease) in unrealized appreciation
    on investments.................................     378,204       (59)     (3,988)    3,382     4,133     1,482
                                                     ----------    ------    --------   -------   -------  --------
Net realized and unrealized gain (loss) on
 investments.......................................     472,415       136       1,513     3,980     5,318     1,062
                                                     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets resulting from
 operations........................................     497,725       143       1,780     3,980     6,661     1,626
Capital share transactions:
   Deposits........................................     199,403        17          --     7,999     3,995     6,292
   Surrenders and death benefits...................     (59,592)     (518)    (11,636)      (15)       --        --
   Cost of insurance...............................     (68,306)     (123)       (725)     (978)   (2,239)   (1,122)
   Contract charges................................     (10,093)      (13)       (156)     (204)     (315)     (150)
   Policy charges..................................      (3,360)      (10)        (24)     (107)      (40)     (172)
   Transfers between sub-accounts, including
    fixed interest account.........................      73,934       (41)     (2,113)   11,749    48,717   (33,009)
                                                     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets resulting from
 capital share transactions........................     131,986      (688)    (14,654)   18,444    50,118   (28,161)
                                                     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets..................     629,711      (545)    (12,874)   22,424    56,779   (26,535)
Net assets--beginning of year......................     972,476     1,807      21,512    10,148     1,493    36,351
                                                     ----------    ------    --------   -------   -------  --------
      Net assets--end of year......................  $1,602,187    $1,262    $  8,638   $32,572   $58,272  $  9,816
                                                     ==========    ======    ========   =======   =======  ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006


                                                              Lord Abbett
                                                           Series Fund, Inc.         T. Rowe Price Equity Series, Inc.
                                                         --------------------  --------------------------------------------
                                                                                 Blue                              Personal
                                                         Growth and   Mid Cap    Chip       Equity       Health    Strategy
                                                           Income      Value    Growth      Income      Sciences   Balanced
                                                         Portfolio   Portfolio Portfolio Portfolio II Portfolio II Portfolio
                                                         ----------  --------- --------- ------------ ------------ ---------
Net investment income (loss):
   Ordinary dividend income............................. $   14,960  $  1,818  $  1,070    $  2,659     $     --   $  6,491
   Fund facilitation fee................................         --        --        --          --           --         --
                                                         ----------  --------  --------    --------     --------   --------
Net investment income (loss)............................     14,960     1,818     1,070       2,659           --      6,491
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      4,343      (368)    4,004       1,406        1,134      3,759
   Capital gain distributions...........................     40,088    28,327        --       6,067           --      9,482
   Increase (decrease) in unrealized appreciation on
    investments.........................................    122,577     5,933    28,370      21,587        3,186     15,514
                                                         ----------  --------  --------    --------     --------   --------
Net realized and unrealized gain (loss) on investments..    167,008    33,892    32,374      29,060        4,320     28,755
                                                         ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets resulting from
 operations.............................................    181,968    35,710    33,444      31,719        4,320     35,246
Capital share transactions:
   Deposits.............................................    199,876    66,396    67,076      56,676       13,413     61,217
   Surrenders and death benefits........................    (18,271)  (14,398)  (30,567)    (19,751)     (12,880)   (27,941)
   Cost of insurance....................................    (54,392)  (25,110)  (23,101)    (15,625)      (2,103)   (14,291)
   Contract charges.....................................     (8,921)   (2,453)   (2,698)     (1,498)        (475)    (2,495)
   Policy charges.......................................     (4,313)     (777)   (1,789)       (588)        (175)    (1,469)
   Transfers between sub-accounts, including fixed
    interest account....................................   (129,425)  222,834     4,245      95,752       16,291    (38,992)
                                                         ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................    (15,446)  246,492    13,166     114,966       14,071    (23,971)
                                                         ----------  --------  --------    --------     --------   --------
Increase (decrease) in net assets.......................    166,522   282,202    46,610     146,685       18,391     11,275
Net assets--beginning of year...........................  1,098,345    96,378   330,516      89,089       45,759    314,010
                                                         ----------  --------  --------    --------     --------   --------
      Net assets--end of year........................... $1,264,867  $378,580  $377,126    $235,774     $ 64,150   $325,285
                                                         ==========  ========  ========    ========     ========   ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2006


                                                                         Vanguard Variable Insurance Fund
                                                         ----------------------------------------------------------------
                                                                                                         Small
                                                          Mid Cap    REIT     Total Bond  Total Stock   Company   Capital
                                                           Index     Index   Market Index Market Index  Growth    Growth
                                                         Portfolio Portfolio  Portfolio    Portfolio   Portfolio Portfolio
                                                         --------- --------- ------------ ------------ --------- ---------
Net investment income (loss):
   Ordinary dividend income............................. $    806  $  3,814    $   721      $    869   $    277   $   512
   Fund facilitation fee................................     (177)     (381)       (39)         (177)      (178)     (159)
                                                         --------  --------    -------      --------   --------   -------
Net investment income (loss)............................      629     3,433        682           692         99       353
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      464     2,754       (362)          468       (122)      228
   Capital gain distributions...........................    3,104    12,076         --         6,862      8,524     3,108
   Increase (decrease) in unrealized appreciation on
    investments.........................................    6,614    34,962        519         3,771     (1,341)    3,964
                                                         --------  --------    -------      --------   --------   -------
Net realized and unrealized gain (loss) on
 investments............................................   10,182    49,792        157        11,101      7,061     7,300
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets resulting from
 operations.............................................   10,811    53,225        839        11,793      7,160     7,653
Capital share transactions:
   Deposits.............................................   40,837    48,060     19,109        14,756     33,377    18,908
   Surrenders and death benefits........................     (373)   (6,189)      (155)           --     (1,381)   (1,520)
   Cost of insurance....................................   (6,574)  (14,278)    (1,658)      (11,580)    (2,278)   (3,443)
   Contract charges.....................................     (696)   (1,521)      (159)         (717)      (718)     (643)
   Policy charges.......................................     (553)     (430)      (311)         (191)      (605)     (472)
   Transfers between sub-accounts, including fixed
    interest account....................................   39,761    73,000     (6,739)       31,649     29,592    33,752
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   72,402    98,642     10,087        33,917     57,987    46,582
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets.......................   83,213   151,867     10,926        45,710     65,147    54,235
Net assets--beginning of year...........................   36,949    94,124     16,671        53,146     45,954    39,582
                                                         --------  --------    -------      --------   --------   -------
      Net assets--end of year........................... $120,162  $245,991    $27,597      $ 98,856   $111,101   $93,817
                                                         ========  ========    =======      ========   ========   =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2007, and for the years ended December 31, 2007 and 2006

1. Organization

   RBC Variable Life Account A (the "Separate Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Liberty Life Insurance Company ("LLIC"), formerly Business Men's Assurance Company of America ("BMA"). LLIC merged with BMA on June 30, 2006. The assets of the Separate Account are legally segregated from those of LLIC. LLIC's ultimate parent is the Royal Bank of Canada ("RBC").

   The Separate Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL--These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL--This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo--This contract utilizes two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's premiums over seven years. As a result, the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

   Investments--The deposits of the Separate Account are invested at the direction of the policyholders in the sub-accounts that comprise the Separate Account. Absent any contract provisions wherein LLIC contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   The Alger American Fund--Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio

   American Century Variable Portfolios, Inc.--VP Income and Growth Fund, VP International Fund, VP Value Fund and VP Ultra Fund

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund

   Dreyfus Investment Portfolios--Small Cap Stock Index Portfolio

   Federated Insurance Series--International Equity Fund II and Capital Income Fund II

   AIM Variable Insurance Funds--AIM VI--High Yield Fund, AIM VI--Capital Development Fund and AIM VI--Core Equity Fund

   Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio

                          RBC VARIABLE LIFE ACCOUNT A

   Neuberger & Berman Advisors Management Trust--Partners Portfolio

   Wells Fargo Advantage Funds--Opportunity Fund II and Discovery Fund

   Van Eck Worldwide Insurance Trust--Worldwide Real Estate Fund

   Variable Insurance Products Fund--Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio

   Variable Insurance Products II Fund--Fidelity VIP II Contrafund Portfolio

   Variable Insurance Products III Fund--Fidelity VIP III Mid Cap Portfolio

   Variable Insurance Products V Fund-- Fidelity VIP V Investment Grade Bond Portfolio and Fidelity VIP V Money Market Portfolio. On June 29, 2007, the Fidelity VIP V Investment Grade Bond Portfolio was reorganized from the Variable Insurance Products II Fund and the Fidelity VIP V Money Market Portfolio was reorganized from the Variable Insurance Products Fund.

   Janus Aspen Series--International Growth Portfolio, Large Cap Growth Portfolio, Growth and Income Portfolio and Small Company Value Portfolio

   Lord Abbett Series Fund, Inc.-- America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio

   T. Rowe Price Equity Series, Inc.-- Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio

   Vanguard Variable Insurance Fund-- Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio

2. Summary of Significant Accounting Policies

   Basis of Accounting--Financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

   Investment Valuation--Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Separate Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Separate Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Separate Account also are recorded on the ex-dividend date and reinvested upon receipt.

   Federal Income Taxes--The operations of the Separate Account form a part of, and are taxed with, the operations of LLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Separate Account. If such taxes are incurred by LLIC in the future, a charge to the Separate Account may be assessed.

                          RBC VARIABLE LIFE ACCOUNT A

   Use of Estimates--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   New Accounting Pronouncements--Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

   Future Adoption of New Accounting Pronouncements--In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. LLIC believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3. Contract Charges

   The Separate Account pays LLIC certain amounts relating to the distribution and administration of the policies funded by the Separate Account and as reimbursement for certain mortality and other risks assumed by LLIC.

   Fund Facilitation Fee--The Separate Account deducts a fund facilitation fee of 0.20%, on an annual basis, of the accumulation value invested in the Vanguard Variable Insurance Funds. This fee is deducted as part of the daily accumulation unit value calculation.

   Premium Charges--LLIC deducts a premium charge from each premium payment of 5.5% to 8.0% of all premiums in the first through the 10th policy year and 3% to 4% of all premiums in the 11th and later policy years for all of the products except Clarity Duo. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Separate Account.

   Risk Charge--For Clarity VUL and Conseco VUL, the Separate Account deducts a risk charge each month of 0.80% to 0.84%, on an annual basis, of the accumulation value in the sub-account for the first through 10th policy year and 0.36% to 0.40%, on an annual basis, of the accumulation value in the sub-account for the 11th policy year and thereafter. For Clarity SVUL, the Separate Account deducts a risk charge of 0.07% per month of the accumulation value in the sub-account for the first through the fifteenth policy year and 0.03% per month of the accumulation value in the sub-account for the sixteenth policy year and thereafter. Clarity Duo assesses a risk

                          RBC VARIABLE LIFE ACCOUNT A
charge that varies from 0.40% and 0.70%, on an annual basis, of the accumulation value in the sub-account for the first through 10th policy year and 0.15% to 0.45%, on an annual basis, of the accumulation value in the sub-account for the 11th policy year and thereafter. The charge is based on the sex, age and rate class of the primary insured. Risk charges for all the products are recognized as redemptions of units.

   Policy Charges--The Separate Account deducts a policy charge of $25 to $35 per month in the first policy year and $5 to $7.50 per month thereafter for all of the products except for Clarity Duo. Policy charges are recognized as redemptions of units.

   Cost of Insurance--A deduction for cost of insurance and cost of any riders is also made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value, and the sex, age, and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

   Surrender Charges--Surrender charges will be imposed in the event of a full or partial surrender of the unloaned accumulation value. The surrender charge will depend on the year of surrender, sex, issue age and rate class of the primary insured. A fee of $25 will also be assessed on all partial surrenders, in addition to any other surrender charges already imposed. Clarity VUL allows for one free partial surrender each policy year up to 10% of the unloaned accumulation value. Surrender charges are withheld from the proceeds of the surrender by LLIC with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Separate Account.

   Transfer Fees--Transfers in excess of 12 for Clarity VUL and Clarity SVUL and in excess of 20 for Conseco VUL and Clarity Duo during each policy year will result in a $25 transfer fee assessment against the contract.

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each sub-account were as follows:

                                                     Year Ended December 31,
                                                     -----------------------
                                                             2007
                                                     -----------------------
                                                      Cost of     Proceeds
                                                     Purchases   from Sales
                                                     ---------   ----------
      The Alger American Fund:
         Growth Portfolio........................... $    785     $ 30,835
         Leveraged AllCap Portfolio.................      555      128,637
         Mid Cap Growth Portfolio...................   80,541      232,822
         Small Capitalization Portfolio.............        1          482
      American Century Variable Portfolios, Inc.:
         VP Income and Growth Fund..................   87,780       48,471
         VP International Fund......................       84          262
         VP Value Fund..............................  237,234       78,934
         VP Ultra Fund..............................    9,637        1,000
      Dreyfus Socially Responsible Growth Fund, Inc.       52          610
      Dreyfus Stock Index Fund......................  157,017      212,053

                          RBC VARIABLE LIFE ACCOUNT A

                                                                          Year Ended December 31,
                                                                          -----------------------
                                                                                  2007
                                                                          -----------------------
                                                                           Cost of     Proceeds
                                                                          Purchases   from Sales
                                                                          ----------  ----------
Dreyfus Investment Portfolios:
   Small Cap Stock Index Portfolio....................................... $   45,245   $  5,351
Federated Insurance Series:
   International Equity Fund II..........................................          2        632
   Capital Income Fund II................................................         11         77
AIM Variable Insurance Funds:
   AIM VI High Yield Fund................................................     39,481     14,218
   AIM VI Capital Development Fund.......................................    138,694      7,028
   AIM VI Core Equity Fund...............................................     10,145     19,723
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio...........    352,360    128,942
Neuberger & Berman Advisors Management Trust--Partners Portfolio.........        298        181
Wells Fargo Advantage Funds:
   Opportunity Fund II...................................................        825      1,628
   Discovery Fund........................................................         10      1,917
Van Eck Worldwide Insurance Trust:
   Worldwide Real Estate Fund............................................         25         17
Variable Insurance Products Fund:
   Fidelity VIP Overseas Portfolio.......................................    166,827     70,242
   Fidelity VIP Growth Portfolio.........................................    186,008     71,857
Variable Insurance Products II Fund--Fidelity VIP II Contrafund Portfolio    556,199    204,779
Variable Insurance Products III Fund--Fidelity VIP III Mid Cap Portfolio.    182,225    126,808
Variable Insurance Products V Fund:
   Fidelity VIP V Investment Grade Bond Portfolio........................    206,162    148,515
   Fidelity VIP V Money Market Portfolio.................................  1,020,221    398,038
Janus Aspen Series:
   International Growth Portfolio........................................    249,776    233,380
   Large Cap Growth Portfolio............................................          6        448
   Growth and Income Portfolio...........................................        200        418
   Small Company Value Portfolio.........................................     87,703      6,000
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.............................................     21,201      2,986
   Bond Debenture Portfolio..............................................     13,212      2,262
   Growth and Income Portfolio...........................................    286,066    115,705
   Mid Cap Value Portfolio...............................................    269,353     23,070
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio............................................    153,123     94,223
   Equity Income Portfolio II............................................    216,816     20,440
   Health Sciences Portfolio II..........................................     68,396     12,719
   Personal Strategy Balanced Portfolio..................................    112,104     27,698

                          RBC VARIABLE LIFE ACCOUNT A

                                                 Year Ended December 31,
                                                 -----------------------
                                                         2007
                                                 -----------------------
                                                  Cost of     Proceeds
                                                 Purchases   from Sales
                                                 ---------   ----------
          Vanguard Variable Insurance Fund:
             Mid Cap Index Portfolio............ $ 78,234     $  7,989
             REIT Index Portfolio...............  368,043      103,249
             Total Bond Market Index Portfolio..   61,799        7,484
             Total Stock Market Index Portfolio.   47,334       15,619
             Small Company Growth Portfolio.....  110,614       24,176
             Capital Growth Portfolio...........   67,908       41,010

5. Summary of Unit Transactions

   Transactions in units of each sub-account were as follows:

                                                               Beginning Units   Units   Ending
                                                                Balance  Sold   Redeemed Balance
                                                               --------- ------ -------- -------
Year Ended December 31, 2007
The Alger American Fund:
   Growth Portfolio...........................................  14,314       --  (2,256) 12,058
   Leveraged AllCap Portfolio.................................  21,564       --  (6,366) 15,198
   Mid Cap Growth Portfolio...................................  26,897        1  (9,470) 17,428
   Small Capitalization Portfolio.............................     641       --     (32)    609
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................................  60,685    5,590  (4,143) 62,132
   VP International Fund......................................     119        3     (14)    108
   VP Value Fund..............................................  28,798    7,778  (2,487) 34,089
   VP Ultra Fund..............................................     824      834    (106)  1,552
Dreyfus Socially Responsible Growth Fund, Inc.................     893       --     (56)    837
Dreyfus Stock Index Fund......................................  76,177   10,320 (15,824) 70,673
Dreyfus Investment Portfolios:
   Small Cap Stock Index Portfolio............................   2,869    3,277    (595)  5,551
Federated Insurance Series:
   International Equity Fund II...............................      92       --     (37)     55
   Capital Income Fund II.....................................      12       --      (7)      5
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................................  14,312    1,989  (1,086) 15,215
   AIM VI Capital Development Fund............................     898    8,558    (357)  9,099
   AIM VI Core Equity Fund....................................   5,523      617  (1,362)  4,778
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio  34,107    3,643  (6,245) 31,505
Neuberger & Berman Advisors Management Trust--Partners
  Portfolio...................................................     157       --     (10)    147
Wells Fargo Advantage Funds:
   Opportunity Fund II........................................     318       --     (75)    243
   Discovery Fund.............................................   1,856       --    (128)  1,728
Van Eck Worldwide Insurance Trust:
   Worldwide Real Estate Fund.................................       6       --      --       6

                          RBC VARIABLE LIFE ACCOUNT A

                                                                Beginning Units   Units   Ending
                                                                 Balance  Sold   Redeemed Balance
                                                                --------- ------ -------- -------
Year Ended December 31, 2007 (Continued)
Variable Insurance Products Fund:
   Fidelity VIP Overseas Portfolio.............................  40,739    6,721  (3,979)  43,481
   Fidelity VIP Growth Portfolio...............................  35,469   18,288  (3,372)  50,385
Variable Insurance Products II Fund--Fidelity VIP II Contrafund
  Portfolio....................................................  73,042   11,691 (10,427)  74,306
Variable Insurance Products III Fund--Fidelity VIP III Mid Cap
  Portfolio....................................................  51,296    7,558  (9,049)  49,805
Variable Insurance Products V Fund:
   Fidelity VIP V Investment Grade Bond Portfolio..............  82,523   14,330 (12,465)  84,388
   Fidelity VIP V Money Market Portfolio.......................  54,914   59,772  (7,357) 107,329
Janus Aspen Series:
   International Growth Portfolio..............................  49,610    5,759  (5,272)  50,097
   Large Cap Growth Portfolio..................................      80       --     (27)      53
   Growth and Income Portfolio.................................     513       --     (23)     490
   Small Company Value Portfolio...............................   2,391    5,903    (358)   7,936
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio...................................   4,678    1,384    (325)   5,737
   Bond Debenture Portfolio....................................     854      969    (163)   1,660
   Growth and Income Portfolio.................................  98,662   13,204  (8,722) 103,144
   Mid Cap Value Portfolio.....................................  29,355   15,295  (2,774)  41,876
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio..................................  29,925    7,274  (3,052)  34,147
   Equity Income Portfolio II..................................  18,413   14,634  (2,010)  31,037
   Health Sciences Portfolio II................................   4,745    3,929    (661)   8,013
   Personal Strategy Balanced Portfolio........................  26,355    5,027  (1,892)  29,490
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio.....................................   8,849    4,522    (794)  12,577
   REIT Index Portfolio........................................  15,800   14,690  (1,756)  28,734
   Total Bond Market Index Portfolio...........................   2,619    5,360    (505)   7,474
   Total Stock Market Index Portfolio..........................   7,631    3,208  (1,279)   9,560
   Small Company Growth Portfolio..............................   8,465    7,118  (1,709)  13,874
   Capital Growth Portfolio....................................   7,221    2,304    (534)   8,991

Year Ended December 31, 2006
The Alger American Fund:
   Growth Portfolio............................................  26,341      445 (12,472)  14,314
   Leveraged AllCap Portfolio..................................  31,512      929 (10,877)  21,564
   Mid Cap Growth Portfolio....................................  41,062    2,280 (16,445)  26,897
   Small Capitalization Portfolio..............................     763       --    (122)     641
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund...................................  63,843    6,522  (9,680)  60,685
   VP International Fund.......................................   1,402       --  (1,283)     119
   VP Value Fund...............................................  31,306    5,894  (8,402)  28,798
   VP Ultra Fund...............................................     545      370     (91)     824

                          RBC VARIABLE LIFE ACCOUNT A

                                                                 Beginning Units   Units   Ending
                                                                  Balance  Sold   Redeemed Balance
                                                                 --------- ------ -------- -------
Year Ended December 31, 2006 (Continued)
Dreyfus Socially Responsible Growth Fund, Inc...................      977      --     (84)    893
Dreyfus Stock Index Fund........................................   88,515  12,782 (25,120) 76,177
Dreyfus Investment Portfolios:
   Small Cap Stock Index Portfolio..............................      240   2,912    (283)  2,869
Federated Insurance Series:
   International Equity Fund II.................................      134      --     (42)     92
   Capital Income Fund II.......................................       13      --      (1)     12
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.......................................   13,663   2,666  (2,017) 14,312
   AIM VI Capital Development Fund..............................      181     753     (36)    898
   AIM VI Core Equity Fund......................................      591   5,402    (470)  5,523
Lazard Retirement Series, Inc.-- Retirement Small Cap Portfolio.   33,496   5,487  (4,876) 34,107
Neuberger & Berman Advisors Management Trust:
   Partners Portfolio...........................................      162      --      (5)    157
Wells Fargo Advantage Funds:
   Opportunity Fund II..........................................      370      --     (52)    318
   Discovery Fund...............................................    3,177      --  (1,321)  1,856
Van Eck Worldwide Insurance Trust:
   Worldwide Real Estate Fund...................................        7      --      (1)      6
Variable Insurance Products Fund:
   Fidelity VIP Overseas Portfolio..............................   31,713  14,026  (5,000) 40,739
   Fidelity VIP Growth Portfolio................................   24,933  13,802  (3,266) 35,469
Variable Insurance Products II Fund-- Fidelity VIP II Contrafund
  Portfolio.....................................................   71,464  23,831 (22,253) 73,042
Variable Insurance Products III Fund-- Fidelity VIP III Mid Cap
  Portfolio.....................................................   40,262  17,093  (6,059) 51,296
Variable Insurance Products V Fund:
   Fidelity VIP V Investment Grade Bond Portfolio...............   60,748  29,301  (7,526) 82,523
   Fidelity VIP V Money Market Portfolio........................   69,256  30,745 (45,087) 54,914
Janus Aspen Series:
   International Growth Portfolio...............................   44,133  10,487  (5,010) 49,610
   Large Cap Growth Portfolio...................................      128       1     (49)     80
   Growth and Income Portfolio..................................    1,380      --    (867)    513
   Small Company Value Portfolio................................      908   1,586    (103)  2,391
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio....................................      137   4,769    (228)  4,678
   Bond Debenture Portfolio.....................................    3,460     574  (3,180)    854
   Growth and Income Portfolio..................................  100,471  16,967 (18,776) 98,662
   Mid Cap Value Portfolio......................................    8,387  24,093  (3,125) 29,355
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio...................................   28,762   6,062  (4,899) 29,925
   Equity Income Portfolio II...................................    8,255  13,039  (2,881) 18,413
   Health Sciences Portfolio II.................................    3,670   2,335  (1,260)  4,745
   Personal Strategy Balanced Portfolio.........................   28,457   5,362  (7,464) 26,355

                          RBC VARIABLE LIFE ACCOUNT A

                                            Beginning Units  Units   Ending
                                             Balance  Sold  Redeemed Balance
                                            --------- ----- -------- -------
   Year Ended December 31, 2006 (Continued)
   Vanguard Variable Insurance Fund:
      Mid Cap Index Portfolio..............   3,089   6,403    (643)  8,849
      REIT Index Portfolio.................   8,141   9,162  (1,503) 15,800
      Total Bond Market Index Portfolio....   1,647   1,864    (892)  2,619
      Total Stock Market Index Portfolio...   4,730   3,947  (1,046)  7,631
      Small Company Growth Portfolio.......   3,851   5,004    (390)  8,465
      Capital Growth Portfolio.............   3,394   4,322    (495)  7,221

6. Unit Fair Values

   The Company sells four different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. Unit value information and financial ratios for each sub-account are as follows:

                                                         Investment
                                       Unit                Income   Expense   Total
                                Units  Value  Net Assets   Ratio*   Ratio** Return***
                                ------ ------ ---------- ---------- ------- ---------
The Alger American Fund:
 Growth Portfolio
   2007........................ 12,058 $15.27  $184,171     0.35%    0.00%    19.95%
   2006........................ 14,314  12.73   182,191     0.12%    0.00%     5.28%
   2005........................ 26,341  12.09   318,385     0.27%    0.00%    12.13%
   2004........................ 42,632  10.78   459,500     0.00%    0.00%     5.58%
   2003........................ 38,967  10.21   397,794     0.00%    0.00%    35.21%
 Leveraged AllCap Portfolio
   2007........................ 15,198  22.83   346,956     0.00%    0.00%    33.27%
   2006........................ 21,564  17.13   369,474     0.00%    0.00%    19.07%
   2005........................ 31,512  14.39   453,465     0.00%    0.00%    14.21%
   2004........................ 41,331  12.60   520,975     0.00%    0.00%     7.97%
   2003........................ 37,135  11.67   433,278     0.00%    0.00%    34.73%
 Mid Cap Growth Portfolio
   2007........................ 17,428  27.89   486,117     0.00%    0.00%    34.02%
   2006........................ 26,897  20.81   559,702     0.00%    0.00%     9.69%
   2005........................ 41,062  18.97   778,936     0.00%    0.00%     8.83%
   2004........................ 49,239  17.43   858,030     0.00%    0.00%    10.53%
   2003........................ 39,670  15.77   625,650     0.00%    0.00%    47.81%
 Small Capitalization Portfolio
   2007........................    609  16.72    10,180     0.00%    0.00%    17.58%
   2006........................    641  14.22     9,117     0.00%    0.00%    19.82%
   2005........................    763  11.87     9,050     0.00%    0.00%    16.91%
   2004........................    776  10.15     7,879     0.00%    0.00%    16.53%
   2003........................    820   8.71     7,143     0.00%    0.00%    42.39%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                     Investment
                                                   Unit                Income   Expense   Total
                                            Units  Value  Net Assets   Ratio*   Ratio** Return***
                                            ------ ------ ---------- ---------- ------- ---------
American Century Variable Portfolios, Inc.:
 VP Income and Growth Fund
   2007.................................... 62,132 $14.80 $  919,626    1.81%    0.00%    (0.07)%
   2006.................................... 60,685  14.81    898,569    1.79%    0.00%    17.14%
   2005.................................... 63,843  12.64    807,041    2.01%    0.00%     4.64%
   2004.................................... 68,424  12.08    826,329    1.42%    0.00%    13.00%
   2003.................................... 68,385  10.69    730,797    1.37%    0.00%    29.38%
 VP International Fund
   2007....................................    108  19.38      2,093    0.67%    0.00%    18.32%
   2006....................................    119  16.38      1,949    1.68%    0.00%    24.64%
   2005....................................  1,402  13.14     18,426    1.17%    0.00%    13.29%
   2004....................................  1,504  11.60     17,452    0.64%    0.00%    14.85%
   2003....................................  2,025  10.10     20,452    0.78%    0.00%    24.51%
 VP Value Fund
   2007.................................... 34,089  18.39    626,861    1.46%    0.00%    (6.17)%
   2006.................................... 28,798  19.60    564,301    1.28%    0.00%    15.27%
   2005.................................... 31,306  17.00    532,228    0.80%    0.00%     2.42%
   2004.................................... 25,003  16.60    414,978    1.02%    0.00%    11.94%
   2003.................................... 24,132  14.83    357,782    1.14%    0.00%    28.92%
 VP Ultra Fund
   2007....................................  1,552  13.06     20,270    0.00%    0.00%    21.04%
   2006....................................    824  10.79      8,891    0.00%    0.00%    (3.31)%
   2005....................................    545  11.16      6,078    0.00%    0.00%     7.81%
Dreyfus Socially Responsible Growth Fund,
  Inc.
   2007....................................    837  11.21      9,383    0.52%    0.00%     7.79%
   2006....................................    893  10.40      9,290    0.11%    0.00%     9.16%
   2005....................................    977   9.53      9,305    0.00%    0.00%     3.65%
   2004....................................  1,058   9.19      9,726    0.35%    0.00%     6.12%
   2003....................................  1,426   8.66     12,343    0.11%    0.00%    26.00%
Dreyfus Stock Index Fund
   2007.................................... 70,673  14.40  1,017,995    1.72%    0.00%     5.49%
   2006.................................... 76,177  13.65  1,039,815    1.66%    0.00%    15.87%
   2005.................................... 88,515  11.78  1,042,803    1.63%    0.00%     4.91%
   2004.................................... 84,173  11.23    945,349    1.87%    0.00%    10.86%
   2003.................................... 75,063  10.13    760,328    1.76%    0.00%    28.38%
Dreyfus Investment Portfolios:
 Small Cap Stock Index Portfolio
   2007....................................  5,551  13.28     73,710    0.31%    0.00%    (0.60)%
   2006....................................  2,869  13.36     38,336    0.24%    0.00%    14.40%
   2005....................................    240  11.68      2,802    0.00%    0.00%    11.29%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                    Investment
                                                  Unit                Income   Expense   Total
                                           Units  Value  Net Assets   Ratio*   Ratio** Return***
                                           ------ ------ ---------- ---------- ------- ---------
Federated Insurance Series:
 International Equity Fund II
   2007...................................     55 $17.89  $    984     0.17%    0.00%     9.42%
   2006...................................     92  16.35     1,504     0.22%    0.00%    18.81%
   2005...................................    134  13.76     1,838     0.00%    0.00%     8.98%
   2004...................................    144  12.63     1,818     0.00%    0.00%    13.38%
   2003...................................    206  11.14     2,297     0.00%    0.00%    32.28%
 Capital Income Fund II
   2007...................................      5  10.80        54     5.60%    0.00%     7.14%
   2006...................................     12  10.08       121     5.86%    0.00%    10.93%
   2005...................................     13   9.09       115     5.20%    0.00%     6.07%
   2004...................................     14   8.57       120     4.17%    0.00%    12.61%
   2003...................................     25   7.61       193     6.90%    0.00%    21.04%
AIM Variable Insurance Funds:
 AIM VI High Yield Fund
   2007................................... 15,215  12.50   190,143     7.53%    0.00%     1.30%
   2006................................... 14,312  12.34   176,674     9.21%    0.00%    10.71%
   2005................................... 13,663  11.15   152,304    10.36%    0.00%     2.74%
   2004...................................  8,613  10.85    93,470     3.16%    0.00%     5.67%
 AIM VI Capital Development Fund
   2007...................................  9,099  15.29   139,125     0.00%    0.00%    10.88%
   2006...................................    898  13.79    12,383     0.00%    0.00%    16.47%
   2005...................................    181  11.84     2,139     0.00%    0.00%    12.35%
 AIM VI Core Equity Fund
   2007...................................  4,778  13.79    65,906     1.06%    0.00%     8.07%
   2006...................................  5,523  12.76    70,475     0.82%    0.00%    16.75%
   2005...................................    591  10.93     6,460     4.35%    0.00%     6.27%
Lazard Retirement Series, Inc.--Retirement
  Small Cap Portfolio
   2007................................... 31,505  20.86   657,350     0.00%    0.00%    (8.63)%
   2006................................... 34,107  22.83   778,576     0.00%    0.00%    14.19%
   2005................................... 33,496  19.99   669,730     0.00%    0.00%     1.49%
   2004................................... 33,980  19.70   669,319     0.00%    0.00%    13.54%
   2003................................... 32,318  17.35   560,645     0.00%    0.00%    37.22%
Neuberger & Berman Advisors Management
  Trust:
 Partners Portfolio
   2007...................................    147  19.04     2,799     0.64%    0.00%     9.36%
   2006...................................    157  17.41     2,733     0.73%    0.00%    12.16%
   2005...................................    162  15.52     2,513     0.97%    0.00%    18.08%
   2004...................................    168  13.14     2,208     0.00%    0.00%    19.24%
   2003...................................    176  11.02     1,939     0.00%    0.00%    35.08%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
                                               ------ ------ ---------- ---------- ------- ---------
Wells Fargo Advantage Funds:
 Opportunity Fund II
   2007.......................................    243 $22.18 $    5,390    0.58%    0.00%     6.84%
   2006.......................................    318  20.76      6,603    0.00%    0.00%    12.00%
   2005.......................................    370  18.54      6,855    0.00%    0.00%     7.89%
   2004.......................................    519  17.18      8,916    0.00%    0.00%    18.24%
   2003.......................................  1,547  14.53     22,475    0.08%    0.00%    37.06%
 Discovery Fund
   2007.......................................  1,728  16.09     27,802    0.00%    0.00%    22.36%
   2006.......................................  1,856  13.15     24,408    0.00%    0.00%    14.65%
   2005.......................................  3,177  11.47     36,445    0.00%    0.00%     9.90%
Van Eck Worldwide Insurance Trust:
 Worldwide Real Estate Fund
   2007.......................................      6  34.83        209    1.05%    0.00%    (6.70)%
   2006.......................................      6  37.33        224    1.54%    0.00%    41.20%
   2005.......................................      7  26.44        188    2.16%    0.00%    20.85%
   2004.......................................      8  21.88        175    1.27%    0.00%    37.96%
   2003.......................................      9  15.86        149    2.23%    0.00%    34.71%
Variable Insurance Products Fund:
 Fidelity VIP Overseas Portfolio
   2007....................................... 43,481  15.30    665,399    2.99%    0.00%    17.33%
   2006....................................... 40,739  13.04    531,436    0.66%    0.00%    17.52%
   2005....................................... 31,713  11.10    352,138    0.50%    0.00%    24.34%
   2004....................................... 31,400   8.93    280,373    0.84%    0.00%    17.04%
   2003....................................... 19,713   7.63    150,378    0.53%    0.00%    43.12%
 Fidelity VIP Growth Portfolio
   2007....................................... 50,385   9.51    479,413    0.33%    0.00%    20.53%
   2006....................................... 35,469   7.89    279,984    0.16%    0.00%     5.11%
   2005....................................... 24,933   7.51    187,235    0.28%    0.00%    14.13%
   2004....................................... 24,896   6.58    163,923    0.13%    0.00%     3.62%
   2003....................................... 22,632   6.35    143,788    0.12%    0.00%    32.64%
Variable Insurance Products II Fund:
 Fidelity VIP II Contrafund Portfolio
   2007....................................... 74,306  17.33  1,287,849    0.78%    0.00%    18.21%
   2006....................................... 73,042  14.66  1,070,765    0.99%    0.00%    12.68%
   2005....................................... 71,464  13.01    930,069    0.09%    0.00%    18.21%
   2004....................................... 30,598  11.01    336,855    0.18%    0.00%    16.63%
   2003....................................... 22,129   9.44    208,914    0.32%    0.00%    28.10%
Variable Insurance Products III Fund--Fidelity
  VIP III Mid Cap Portfolio
   2007....................................... 49,805  16.05    799,548    0.93%    0.00%    15.63%
   2006....................................... 51,296  13.88    712,184    0.31%    0.00%    12.69%
   2005....................................... 40,262  12.32    495,999    0.00%    0.00%    15.59%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                 Investment
                                               Unit                Income   Expense   Total
                                        Units  Value  Net Assets   Ratio*   Ratio** Return***
                                       ------- ------ ---------- ---------- ------- ---------
Variable Insurance Products V Fund--
 Fidelity VIP V Investment Grade Bond
   Portfolio
   2007...............................  84,388 $11.04 $  932,010    4.23%    0.00%     4.35%
   2006...............................  82,523  10.58    873,445    3.96%    0.00%     4.38%
   2005...............................  60,748  10.14    616,173    0.00%    0.00%     0.96%
 Fidelity VIP V Money Market Portfolio
   2007............................... 107,329  11.28  1,211,203    5.05%    0.00%     5.13%
   2006...............................  54,914  10.73    589,020    4.78%    0.00%     4.85%
   2005...............................  69,256  10.23    708,333    2.39%    0.00%     1.53%
Janus Aspen Series:
 International Growth Portfolio
   2007...............................  50,097  41.04  2,056,170    0.64%    0.00%    27.06%
   2006...............................  49,610  32.30  1,602,187    1.99%    0.00%    46.53%
   2005...............................  44,133  22.04    972,476    1.28%    0.00%    27.52%
   2004...............................  37,410  17.28    646,460    0.92%    0.00%    18.36%
   2003...............................  33,849  14.60    494,080    1.24%    0.00%    34.50%
 Large Cap Growth Portfolio
   2007...............................      53  18.19        964    0.69%    0.00%    15.27%
   2006...............................      80  15.78      1,262    0.47%    0.00%    12.12%
   2005...............................     128  14.07      1,807    0.35%    0.00%     4.22%
   2004...............................     122  13.50      1,647    0.13%    0.00%     4.33%
   2003...............................     123  12.94      1,595    0.09%    0.00%    22.05%
 Growth and Income Portfolio
   2007...............................     490  18.34      8,986    2.02%    0.00%     8.91%
   2006...............................     513  16.84      8,638    1.36%    0.00%     8.01%
   2005...............................   1,380  15.59     21,512    0.64%    0.00%    12.33%
   2004...............................   1,955  13.88     27,136    0.64%    0.00%    11.94%
   2003...............................   2,371  12.40     29,404    0.98%    0.00%    18.00%
 Small Company Value Portfolio
   2007...............................   7,936  12.79    101,515    0.00%    0.00%    (6.09)%
   2006...............................   2,391  13.62     32,572    0.00%    0.00%    21.85%
   2005...............................     908  11.18     10,148    0.00%    0.00%     7.93%
Lord Abbett Series Fund, Inc.:
 America's Value Portfolio
   2007...............................   5,737  12.85     73,717    3.23%    0.00%     3.13%
   2006...............................   4,678  12.46     58,272    2.69%    0.00%    14.60%
   2005...............................     137  10.87      1,493    3.56%    0.00%     5.88%
 Bond Debenture Portfolio
   2007...............................   1,660  12.20     20,245    8.36%    0.00%     6.18%
   2006...............................     854  11.49      9,816    3.35%    0.00%     9.36%
   2005...............................   3,460  10.51     36,351   14.48%    0.00%     3.40%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                     Investment
                                                   Unit                Income   Expense   Total
                                            Units  Value  Net Assets   Ratio*   Ratio** Return***
                                           ------- ------ ---------- ---------- ------- ---------
Lord Abbett Series Fund, Inc. (continued):
 Growth and Income Portfolio
   2007................................... 103,144 $13.26 $1,367,786    1.27%    0.00%     3.43%
   2006...................................  98,662  12.82  1,264,867    1.33%    0.00%    17.29%
   2005................................... 100,471  10.93  1,098,345    1.44%    0.00%     6.27%
 Mid Cap Value Portfolio
   2007...................................  41,876  12.97    543,181    0.47%    0.00%     0.54%
   2006...................................  29,355  12.90    378,580    0.57%    0.00%    12.24%
   2005...................................   8,387  11.49     96,378    0.82%    0.00%    10.02%
T. Rowe Price Equity Series, Inc.:
 Blue Chip Growth Portfolio
   2007...................................  34,147  14.21    485,171    0.46%    0.00%    12.78%
   2006...................................  29,925  12.60    377,126    0.32%    0.00%     9.68%
   2005...................................  28,762  11.49    330,516    0.16%    0.00%    10.03%
 Equity Income Portfolio II
   2007...................................  31,037  13.19    409,458    1.56%    0.00%     3.05%
   2006...................................  18,413  12.80    235,774    1.43%    0.00%    18.67%
   2005...................................   8,255  10.79     89,089    1.24%    0.00%     5.33%
 Health Sciences Portfolio II
   2007...................................   8,013  15.91    127,521    0.00%    0.00%    17.68%
   2006...................................   4,745  13.52     64,150    0.00%    0.00%     8.42%
   2005...................................   3,670  12.47     45,759    0.00%    0.00%    16.59%
 Personal Strategy Balanced Portfolio
   2007...................................  29,490  13.28    391,688    2.23%    0.00%     7.62%
   2006...................................  26,355  12.34    325,285    2.10%    0.00%    11.90%
   2005...................................  28,457  11.03    314,010    1.32%    0.00%     6.96%
Vanguard Variable Insurance Fund:
 Mid Cap Index Portfolio
   2007...................................  12,577  14.39    180,921    1.10%    0.20%     5.96%
   2006...................................   8,849  13.58    120,162    0.91%    0.20%    13.54%
   2005...................................   3,089  11.96     36,949    0.00%    0.14%    13.19%
 REIT Index Portfolio
   2007...................................  28,734  12.96    372,353    2.15%    0.20%   (16.76)%
   2006...................................  15,800  15.57    245,991    1.99%    0.20%    34.68%
   2005...................................   8,141  11.56     94,124    0.00%    0.13%    10.50%
 Total Bond Market Index Portfolio
   2007...................................   7,474  11.25     84,083    3.18%    0.20%     6.74%
   2006...................................   2,619  10.54     27,597    3.77%    0.20%     4.12%
   2005...................................   1,647  10.12     16,671    0.00%    0.14%     0.82%
 Total Stock Market Index Portfolio
   2007...................................   9,560  13.60    129,972    1.01%    0.20%     5.02%
   2006...................................   7,631  12.95     98,856    0.96%    0.20%    15.25%
   2005...................................   4,730  11.24     53,146    0.00%    0.13%     8.31%

                          RBC VARIABLE LIFE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Values (Continued)

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
                                              ------ ------ ---------- ---------- ------- ---------
Vanguard Variable Insurance Fund (continued):
 Small Company Growth Portfolio
   2007...................................... 13,874 $13.59  $188,595     0.41%    0.20%     3.58%
   2006......................................  8,465  13.12   111,101     0.31%    0.20%    10.01%
   2005......................................  3,851  11.93    45,954     0.00%    0.14%    13.00%
 Capital Growth Portfolio
   2007......................................  8,991  14.58   131,126     0.46%    0.20%    12.24%
   2006......................................  7,221  12.99    93,817     0.64%    0.20%    11.43%
   2005......................................  3,394  11.66    39,582     0.00%    0.14%    11.17%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests. The investment income ratio is calculated for the effective period for each fund as applicable. See Note 1.
** The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded. The expense ratio is calculated for the effective period for each fund as applicable. See Note 1.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

                                  * * * * * *

                        Liberty Life Insurance Company

Statutory Basis Financial Statements as of December 31, 2007 and 2006, and for
                                      the
                Years Ended December 31, 2007, 2006, and 2005,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of December 31, 2007 and 2006, and for the years ended
  December 31, 2007, 2006, and 2005:

   Statements of Admitted Assets, Liabilities and Surplus--Statutory Basis....................  F-2-F-3

   Statements of Income--Statutory Basis......................................................      F-4

   Statements of Changes in Capital and Surplus--Statutory Basis..............................      F-5

   Statements of Cash Flow--Statutory Basis...................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-42

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2007 and 2006, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flow--statutory basis for the years ended December 31, 2007, 2006, and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. As described in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of the Company and Business Men's Assurance Company of America, which has been accounted for as a statutory merger.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 or 2006, or the results of its operations or its cash flows for the years ended December 31, 2007, 2006, and 2005.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007, 2006, and 2005, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

April 25, 2008

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

                   LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2007 and 2006
                                (In thousands)

                                                                                                      2007       2006
                                                                                                   ---------- ----------
Admitted Assets
Cash and Invested Assets:
   Bonds.......................................................................................... $2,733,011 $2,726,256
   Preferred stocks...............................................................................     30,917     18,778
   Common stocks..................................................................................     94,212     87,749
   Mortgage loans.................................................................................    571,911    549,542
   Real estate--property held for sale............................................................         --        513
   Contract loans.................................................................................    104,558    108,308
   Cash and short-term investments................................................................     38,591    129,979
   Other invested assets..........................................................................     20,473     23,666
   Receivables for securities.....................................................................         12        469
                                                                                                   ---------- ----------
      Total cash and invested assets..............................................................  3,593,685  3,645,260
Deferred and uncollected premiums--less loading ($(307) and $(268) in 2007 and 2006, respectively)      4,302      4,660
Accident and health premiums due and unpaid.......................................................      4,677      7,433
Accrued retrospective premiums....................................................................        469         --
Reinsurance balances recoverable..................................................................     14,382     11,388
Accrued investment income.........................................................................     26,933     28,516
Receivable from affiliates........................................................................        832         87
Cash value of company-owned insurance.............................................................     22,293     20,962
Deferred tax asset--net...........................................................................     18,891     16,398
Other admitted assets.............................................................................      1,825      2,491
Separate account assets...........................................................................     34,103     33,751
                                                                                                   ---------- ----------
Total............................................................................................. $3,722,392 $3,770,946
                                                                                                   ========== ==========



              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

             LIABILITIES AND SURPLUS--STATUTORY BASIS--(Concluded)

                       As of December 31, 2007 and 2006
                       (In thousands, except share data)

                                                                           2007            2006
                                                                        ----------      ----------
Liabilities and Capital and Surplus
Liabilities:
  Policy and contract liabilities:
   Life and annuity reserves........................................... $3,206,560      $3,236,953
   Accident and health active life reserves............................     32,087          31,161
   Accident and health claim reserves..................................      2,421           2,774
   Policyholders' funds left on deposit................................     27,499          29,962
   Policy and contract claims payable..................................     32,129          31,488
   Provision for experience rating refunds.............................      6,525           6,290
   Reinsurance payable.................................................      1,413           1,741
   Other policyholders' funds..........................................      3,874           3,938
                                                                        ----------      ----------
      Total policy and contract liabilities............................  3,312,508       3,344,307
  Accrued insurance expenses...........................................     25,076          25,391
  Net transfers to separate accounts due or accrued....................       (876)         (1,167)
  Federal income taxes payable.........................................         87             109
  Amounts withheld by Company as agent.................................      4,587           3,396
  Asset valuation reserve..............................................     29,587          31,298
  Liability for benefits for employees and agents......................     34,798          34,832
  Liability for escheat funds..........................................      7,283           6,665
  Dividends to stockholders declared and unpaid........................         --           6,125
  Deferred gain on sale of building....................................      4,293           5,073
  Payable to affiliates................................................      1,282           3,750
  Other liabilities....................................................      8,122           8,912
  Separate account liabilities.........................................     34,103          33,751
                                                                        ----------      ----------
      Total liabilities................................................  3,460,850       3,502,442
Capital and Surplus:
  Common stock, $1 par value per share--authorized, 24,000,000 shares;
   issued and outstanding, 9,920,000 shares............................      9,920           9,920
  Additional paid-in surplus...........................................    151,770         151,770
  Surplus note.........................................................     31,000          57,000
  Unassigned surplus...................................................     68,852          49,814
                                                                        ----------      ----------
      Total capital and surplus........................................    261,542         268,504
                                                                        ----------      ----------
Total.................................................................. $3,722,392      $3,770,946
                                                                        ==========      ==========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                                          2007      2006
                                                                                                        --------  --------
Premiums and other revenues:
   Life and annuity premiums........................................................................... $277,110  $412,889
   Accident and health premiums........................................................................   42,019    48,936
   Net investment income...............................................................................  200,191   201,155
   Commission and expense allowances on reinsurance ceded..............................................   16,928    18,443
   Amortization of interest maintenance reserve........................................................     (260)       93
   Other income........................................................................................    3,357     3,445
                                                                                                        --------  --------
      Total premiums and other revenues................................................................  539,345   684,961
Benefits and other deductions:
   Life and annuity benefits...........................................................................  414,541   447,272
   Accident and health benefits........................................................................   11,011    15,502
   (Decrease) increase in reserves.....................................................................  (64,926)   34,681
   Commissions.........................................................................................   60,233    70,415
   Commission and expense allowances on reinsurance assumed............................................    2,392     2,341
   General insurance expenses..........................................................................   86,307    87,217
   Insurance taxes, licenses, and fees.................................................................    9,631     8,639
   Decrease in loading and cost of collection on deferred and uncollected premiums.....................      (40)     (375)
   Net transfers from separate accounts................................................................   (1,155)   (1,691)
                                                                                                        --------  --------
      Total benefits and other deductions..............................................................  517,994   664,001
                                                                                                        --------  --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital
 gains (losses)........................................................................................   21,351    20,960
Dividends to policyholders.............................................................................    1,089     1,166
                                                                                                        --------  --------
Gain from operations before federal income taxes and net realized capital gains (losses)...............   20,262    19,794
Federal income taxes...................................................................................       --        27
                                                                                                        --------  --------
Gain from operations before net realized capital gains (losses)........................................   20,262    19,767
Net realized capital gains (losses), less taxes of $87, $0 and $27, excluding taxes of $284, $0 and $27
 transferred to the IMR, in 2007, 2006 and 2005, respectively..........................................   18,997       221
                                                                                                        --------  --------
Net income............................................................................................. $ 39,259  $ 19,988
                                                                                                        ========  ========

                                                                                                          2005
                                                                                                        --------
Premiums and other revenues:
   Life and annuity premiums........................................................................... $511,950
   Accident and health premiums........................................................................   52,287
   Net investment income...............................................................................  200,942
   Commission and expense allowances on reinsurance ceded..............................................    8,316
   Amortization of interest maintenance reserve........................................................      535
   Other income........................................................................................    4,197
                                                                                                        --------
      Total premiums and other revenues................................................................  778,227
Benefits and other deductions:
   Life and annuity benefits...........................................................................  388,216
   Accident and health benefits........................................................................   13,936
   (Decrease) increase in reserves.....................................................................  175,115
   Commissions.........................................................................................   81,932
   Commission and expense allowances on reinsurance assumed............................................    2,916
   General insurance expenses..........................................................................   84,223
   Insurance taxes, licenses, and fees.................................................................    9,835
   Decrease in loading and cost of collection on deferred and uncollected premiums.....................     (137)
   Net transfers from separate accounts................................................................  (10,686)
                                                                                                        --------
      Total benefits and other deductions..............................................................  745,350
                                                                                                        --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital
 gains (losses)........................................................................................   32,877
Dividends to policyholders.............................................................................    1,154
                                                                                                        --------
Gain from operations before federal income taxes and net realized capital gains (losses)...............   31,723
Federal income taxes...................................................................................   (1,098)
                                                                                                        --------
Gain from operations before net realized capital gains (losses)........................................   32,821
Net realized capital gains (losses), less taxes of $87, $0 and $27, excluding taxes of $284, $0 and $27
 transferred to the IMR, in 2007, 2006 and 2005, respectively..........................................     (395)
                                                                                                        --------
Net income............................................................................................. $ 32,426
                                                                                                        ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                                           2007      2006
                                                                                                         --------  --------
Capital and surplus--beginning of year.................................................................. $268,504  $274,938

Changes in capital and surplus:
   Net income...........................................................................................   39,259    19,988
   Change in net unrealized capital gains (net of taxes of $5,121, $3,631 and $292, in 2007, 2006, and
    2005, respectively).................................................................................   (9,495)    6,743
   Decrease in deferred income tax......................................................................  (10,215)   (8,289)
   Decrease in nonadmitted assets.......................................................................    3,873     8,816
   (Increase) decrease in liability for reinsurance in unauthorized companies...........................      (28)        9
   (Increase) decrease in reserve on account of change in valuation basis...............................   (5,815)      668
   Decrease (increase) in asset valuation reserve.......................................................    1,711     3,071
   Dividends to stockholder.............................................................................       --   (37,250)
   Decrease in surplus as a result of reinsurance.......................................................     (252)     (190)
   Payments on surplus note payable to affiliate........................................................  (26,000)       --
                                                                                                         --------  --------
      Net change in capital and surplus for the year....................................................   (6,962)   (6,434)
                                                                                                         --------  --------
Total capital and surplus--end of year.................................................................. $261,542  $268,504
                                                                                                         ========  ========

                                                                                                           2005
                                                                                                         --------
Capital and surplus--beginning of year.................................................................. $273,546

Changes in capital and surplus:
   Net income...........................................................................................   32,426
   Change in net unrealized capital gains (net of taxes of $5,121, $3,631 and $292, in 2007, 2006, and
    2005, respectively).................................................................................     (542)
   Decrease in deferred income tax......................................................................   (4,897)
   Decrease in nonadmitted assets.......................................................................      966
   (Increase) decrease in liability for reinsurance in unauthorized companies...........................       86
   (Increase) decrease in reserve on account of change in valuation basis...............................   (7,461)
   Decrease (increase) in asset valuation reserve.......................................................     (479)
   Dividends to stockholder.............................................................................  (18,375)
   Decrease in surplus as a result of reinsurance.......................................................     (332)
   Payments on surplus note payable to affiliate........................................................       --
                                                                                                         --------
      Net change in capital and surplus for the year....................................................    1,392
                                                                                                         --------
Total capital and surplus--end of year.................................................................. $274,938
                                                                                                         ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOW--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                  2007       2006       2005
                                                                               ---------  ---------  ---------
Cash flow from operating activities:
   Premiums, policy proceeds, and other considerations........................ $ 348,044  $ 477,230  $ 567,073
   Net investment income......................................................   199,400    199,300    200,160
   Commission and expense allowances..........................................    16,951     18,360      8,575
   Benefits...................................................................  (426,894)  (457,496)  (402,175)
   Insurance expenses.........................................................  (157,664)  (172,761)  (176,913)
   Other--net.................................................................     3,106      3,255      4,078
   Dividends to policyholders.................................................       (50)    (1,187)      (990)
   Transfers from separate accounts...........................................     1,446      5,935     10,615
   Federal income taxes recovered (paid)......................................       276         (7)     3,054
                                                                               ---------  ---------  ---------
      Net cash (used in) provided by operating activities.....................   (15,385)    72,629    213,477

Cash flow from investment activities:
   Proceeds from sales, maturities, or repayments of investments:
   Bonds......................................................................   278,675    194,316    330,481
   Preferred stock............................................................     1,124        516      3,493
   Common stock...............................................................    70,157      4,130     35,086
   Mortgage loans.............................................................    74,552     94,315    105,253
   Real estate................................................................     1,295     21,650         20
   Other......................................................................     8,484      5,759     19,285
                                                                               ---------  ---------  ---------
      Total proceeds from sales, maturities, or repayments of investments.....   434,287    320,686    493,618

   Cost of investments acquired:
   Bonds......................................................................  (285,460)  (224,046)  (621,511)
   Preferred stock............................................................   (13,281)        --     (2,028)
   Common stock...............................................................   (73,629)   (12,626)   (38,727)
   Mortgage loans.............................................................   (96,921)   (68,714)   (95,114)
   Real estate................................................................        --        (41)       (86)
   Other......................................................................      (887)    (1,109)   (16,864)
                                                                               ---------  ---------  ---------
      Total cost of investments acquired......................................  (470,178)  (306,536)  (774,330)
                                                                               ---------  ---------  ---------
      Net cash (used in) provided by investment activities....................   (35,891)    14,150   (280,712)

Cash flow from financing and miscellaneous activities:
   Dividend paid to stockholders..............................................    (6,125)   (37,250)   (12,250)
   Net (withdrawals) deposits on deposit-type contracts.......................    (3,598)    (3,290)     2,170
   Payments on surplus note payable to affiliate..............................   (26,000)        --         --
   Other applications--net....................................................    (4,389)    (6,291)    (7,213)
                                                                               ---------  ---------  ---------
      Net cash used in financing and miscellaneous activities.................   (40,112)   (46,831)   (17,293)
                                                                               ---------  ---------  ---------
Net (decrease) increase in cash and short-term investments....................   (91,388)    39,948    (84,528)
Cash and short-term investments--beginning of year............................   129,979     90,031    174,559
                                                                               ---------  ---------  ---------
Cash and short-term investments--end of year.................................. $  38,591  $ 129,979  $  90,031
                                                                               =========  =========  =========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

 As of December 31, 2007 and 2006, and for the years ended December 31, 2007,
                                2006, and 2005

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company" or "LLIC") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc. ("RBCIH"), a Delaware holding company. The Company is licensed in 49 states and the District of Columbia and has three primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Financial Institution Sales division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country. The Company's Direct Marketing division markets term life insurance primarily through internet insurance aggregators. The Company's Independent Distribution division markets a diversified portfolio of individual and investment products primarily distributed through a nationwide network of national marketing organizations and independent brokers.

   Statutory Merger--Liberty Life Insurance Company (NAIC # 65323) (the "Predecessor Company") merged with and into its subsidiary, Business Men's Assurance Company of America (NAIC # 61492) ("BMA") on June 30, 2006, with the surviving entity being BMA.

   The following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of the Predecessor Company to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 shares of $10,000 par value Predecessor Company stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA then changed its name to Liberty Life Insurance Company.

   Prior year amounts have been adjusted to reflect comparative merged company financial statements. The statutory merger method of accounting was used to reflect the merger which requires that the balance sheets, statements of income, statements of capital and surplus and statements of cash flow of the Predecessor Company and BMA be combined and restated as of January 1, 2005. Elimination of the beginning investment in subsidiary and related goodwill, reported as a write-in for gains and losses in surplus in the annual statement, was reported as an adjustment to the December 31, 2004 capital and surplus balance.

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values. Real estate owned by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties until sold on June 30, 2006. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus--statutory basis. The Company's IMR at December 31, 2007 and 2006 was an asset balance of approximately $3,958,000 and $2,190,000, respectively, which was nonadmitted in accordance with prescribed accounting practices. Realized capital gains and losses are reported in income net of tax and transfers to the IMR.

   The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and an impairment is recorded when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business, such as first year commissions and certain underwriting and issue expenses, are expensed when incurred. Under GAAP, acquisition costs related to

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets are designated as nonadmitted and excluded from the statutory financial statements whereas under GAAP they are reported as assets, net of any valuation allowances as appropriate. These assets include receivables from agents and bills receivable, electronic data processing equipment, capitalized software, the asset balance of the IMR, furniture and equipment and prepaid pension cost. Changes to nonadmitted assets are charged directly to unassigned surplus.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the SCDOI rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Annuity Contracts and Universal Life Policies--Revenues for annuity contracts and universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, net cash surrenders, and the change in policy reserves. Under GAAP, premiums received for annuity contracts which do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of the benefit paid over the reserve established for the contract. Premiums received for universal life policies in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Surrender charges for both types of policies would be recognized as revenue.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included. Additionally, the funded status of the plan is recorded in the balance sheet.

   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow--Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Federal Income Tax--Deferred taxes are recorded based on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets. Changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--The Company's guaranteed investment contracts ("GIC") are to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account. Additionally, separate account premiums and benefits are recognized in the statutory statements of income and transferred to or from the separate account. Under GAAP, separate account premiums and benefits are not recognized.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multiclass mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Redeemable and nonredeemable preferred stocks are reported at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Land is reported at cost and other real estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and nonredeemable preferred stocks are credited or charged directly to unassigned surplus, except with those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statements of income--statutory basis and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2007 or 2006.

   Furniture and Equipment--Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $1,755,000 in 2007, $2,283,000 in 2006, and $2,415,000 in 2005.

   In 2006 the Company discontinued its relationship with an organization marketing certain mortgage origination products. As a result of this change, the Company determined the value of the related system was no longer recoverable and recognized an impairment charge of $3,228,000 for the net book value of the system. This charge is included in general insurance expenses in the accompanying statements of income--statutory basis for the year ended December 31, 2006.

   Premiums and Related Commissions--Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   Premiums for retrospectively rated policies are recognized as adjustments to the accumulation value of all funds deposited plus interest credited and less benefits and current reserves. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Policy Reserves and Benefits--Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the SCDOI. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to that reserve. At
December 31, 2007 and 2006, the Company had approximately $3,032,213,000 and $529,410,000, respectively, of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $14,401,000 and $2,911,000, respectively, have been provided for this deficiency at December 31, 2007 and 2006.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Claims and Claim Adjustment Expenses--Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2007 and 2006. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

   Separate Accounts--The Company actively sells variable annuity and variable universal life products in its two separate accounts. The Company formerly sold insured GIC contracts. The final separate account GIC contract matured during 2006. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the variable lines of business totaled $34,103,000 and $33,751,000 at December 31, 2007 and 2006, respectively.

   The assets of the GIC line of business were maintained at an amount equal to the related liabilities. The assets related to the GIC line of business included bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities were reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product were included in the accompanying statements of income--statutory basis.

   AVR and IMR--The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the years ended December 31, 2007, 2006, and 2005, premiums under individual life participating policies were $2,144,000 or 0.67%, $2,322,000 or 0.50%, and $2,149,000, or 0.38% of total individual life premiums earned, respectively. The Company paid dividends in the amount of $1,089,000, $1,166,000, and $1,154,000, to policyholders in 2007, 2006, and 2005, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $1,511,000 and $1,598,000, as of December 31, 2007 and 2006,
respectively. A related receivable has been recorded for estimated premium tax credits of $1,105,000 and $1,167,000, as of December 31, 2007 and 2006,
respectively, which may be used over a 5 to 20 year period.

   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents are comprised of investments in money market securities. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and significant Accounting Policies (Continued)


   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

   The Company markets its annuity products through third party national marketing organizations ("NMO's"). One of these NMO's accounted for approximately 27% and 34% of the Company's new annuity production during 2007 and 2006, respectively. Changes in this NMO's business could have a material impact on the Company's revenues.

   Postretirement Benefits--The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 10 for further disclosures with respect to postretirement benefits other than pensions.

   Accounting Changes--During 2007, 2006 and 2005, the Company changed various bases of valuation related to its reserves for life insurance and annuity contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserves on account of a change in valuation basis of $5,815,000 in 2007 which resulted in a decrease to unassigned surplus. In 2006, the Company reported a decrease in reserves of $668,000 which resulted in an increase to unassigned surplus and, in 2005, reported an increase in reserves of $7,461,000 which resulted in a decrease to unassigned surplus.

   Reclassifications--Certain amounts in 2006 have been reclassified to conform to the current year presentation. This reclassification had no impact on admitted assets, liabilities, capital and surplus or net income.

   New Accounting Pronouncement--In December 2007, the NAIC adopted Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. This statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated ("SCA") entities. This statement is effective for years ending on or after December 31, 2007. Implementation of this statement did not have a material impact on the Company's statutory basis financial statements for the year ended December 31, 2007.

                        LIBERTY LIFE INSURANCE COMPANY

2. Investments

   Debt Securities--The cost or amortized cost and the fair value of investments in fixed maturity securities are summarized as follows (in thousands):

                                                         Cost or     Gross      Gross    Estimated
                                                        Amortized  Unrealized Unrealized   Fair
                                                          Cost       Gains      Losses     Value
                                                        ---------- ---------- ---------- ----------
December 31, 2007
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  168,577  $ 2,901    $   (501) $  170,977
Obligations of states and political subdivisions.......      8,020       72         (39)      8,053
Foreign--other.........................................     44,408      433        (472)     44,369
Corporate bonds........................................  1,207,697   14,834     (35,065)  1,187,466
Mortgage-backed securities:
   Government agencies.................................    236,313    1,086      (3,122)    234,277
   Corporate...........................................  1,067,996    8,738     (20,459)  1,056,275
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,733,011   28,064     (59,658)  2,701,417
Preferred stock--redeemable............................     18,492      375        (156)     18,711
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,751,503  $28,439    $(59,814) $2,720,128
                                                        ==========  =======    ========  ==========
December 31, 2006
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  343,002  $   451    $ (6,208) $  337,245
Obligations of states and political subdivisions.......      8,455      102        (128)      8,429
Foreign--other.........................................     41,110      292        (363)     41,039
Corporate bonds........................................  1,077,486   16,162     (20,515)  1,073,133
Mortgage-backed securities:
   Government agencies.................................    241,796      796      (4,075)    238,517
   Corporate...........................................  1,014,407    5,068     (20,245)    999,230
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,726,256   22,871     (51,534)  2,697,593
Preferred stock--redeemable............................     14,398      580         (64)     14,914
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,740,654  $23,451    $(51,598) $2,712,507
                                                        ==========  =======    ========  ==========

                        LIBERTY LIFE INSURANCE COMPANY

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2007, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                               Amortized    Fair
                                                                 Cost       Value
                                                               ---------- ----------
Years to maturity:
   1 or less.................................................. $   47,670 $   47,383
   After 1 through 5..........................................    166,130    171,202
   After 5 through 10.........................................    685,152    678,596
   After 10...................................................    480,634    464,657
Mortgage-backed securities primarily maturing in 5 to 25 years  1,371,917  1,358,290
                                                               ---------- ----------
Total......................................................... $2,751,503 $2,720,128
                                                               ========== ==========

   At December 31, 2007 and 2006, the Company held less-than-investment grade corporate bonds of $641,000 and $693,000, with an aggregate fair market value of $629,000 and $662,000, respectively. These holdings amounted to less than 0.03% of the Company's investments in bonds and less than 0.02% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2007 and 2006, the Company held no bonds which were not rated by the SVO or a nationally recognized statistical rating organization.

   At December 31, 2007 and 2006, bonds totaling $7,005,000 and $7,009,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   The Company's nonredeemable preferred stock is carried at cost. Changes in unrealized gains and losses on investments in common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in thousands):

                                               Gross      Gross    Estimated
                                             Unrealized Unrealized   Fair
                                      Cost     Gains      Losses     Value
                                    -------- ---------- ---------- ---------
    December 31, 2007
    Preferred stocks--nonredeemable $ 12,425   $  643    $    --   $ 13,068
    Common stocks--unaffiliated....   91,216    5,098     (3,107)    93,207
    Common stocks--affiliated......      751      254         --      1,005
                                    --------   ------    -------   --------
    Total.......................... $104,392   $5,995    $(3,107)  $107,280
                                    ========   ======    =======   ========

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2006
    Preferred stocks--nonredeemable $ 4,380  $   467     $  --     $ 4,847
    Common stocks--unaffiliated....  69,314   16,227      (254)     85,287
    Common stocks--affiliated......   1,572      890        --       2,462
                                    -------  -------     -----     -------
    Total.......................... $75,266  $17,584     $(254)    $92,596
                                    =======  =======     =====     =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net realized gains (losses) on investments for the years ended December 31, 2007, 2006, and 2005, are summarized below (in thousands):

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                          -                   -------- -------- --------
        Year Ended December 31, 2007
        Bonds................................ $ 1,305  $(3,617) $(2,312)
        Common stocks........................  17,679       --   17,679
        Other................................   1,721      (32)   1,689
                                              -------  -------  -------
        Total................................ $20,705  $(3,649)  17,056
                                              =======  =======
        Capital gains tax....................                       (87)

        Transfer to IMR......................                     2,028
                                                                -------
        Net realized capital gains net of IMR                   $18,997
                                                                =======

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                          -                   -------- -------- --------
        Year Ended December 31, 2006
        Bonds................................  $  595  $(3,244) $(2,649)
        Common stocks........................   1,494       --    1,494
        Preferred stocks.....................     190       --      190
        Other................................     381     (440)     (59)
                                               ------  -------  -------
        Total................................  $2,660  $(3,684)  (1,024)
                                               ======  =======
        Transfer to IMR......................                     1,245
                                                                -------
        Net realized capital gains net of IMR                   $   221
                                                                =======

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                         -                    -------- -------- --------
       Year Ended December 31, 2005
       Bonds.................................  $1,070  $(5,299) $(4,229)
       Common stocks.........................   1,881   (1,001)     880
       Preferred stocks......................     186     (100)      86
       Other.................................     730     (325)     405
                                               ------  -------  -------
       Total.................................  $3,867  $(6,725)  (2,858)
                                               ======  =======
       Transfer to IMR.......................                     2,463
                                                                -------
       Net realized capital losses net of IMR                   $  (395)
                                                                =======

   Proceeds from the sale of bonds were $204,688,000, $38,730,000, and $74,520,000, during 2007, 2006, and 2005, respectively. Gross gains of $251,000, $355,000, and $721,000, and gross losses of $3,094,000, $1,496,000, and $2,117,000, were realized on those sales, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   The invested assets owned by the Company in an unrealized loss position at December 31, 2007, is as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S.
   government corporations and
   agencies.....................     --     $     --  $    --        3     $    8,461  $   115        3     $    8,461  $   115
  Corporate securities..........     60      227,332    8,202      123        509,763   26,017      183        737,095   34,219
  Mortgage-backed securities....     59      301,050    6,144      103        588,783   19,180      162        889,833   25,324
  Equity securities.............      9       53,286    2,959        2          4,568      304       11         57,854    3,263
                                    ---     --------  -------      ---     ----------  -------      ---     ----------  -------
Total...........................    128     $581,668  $17,305      231     $1,111,575  $45,616      359     $1,693,243  $62,921
                                    ===     ========  =======      ===     ==========  =======      ===     ==========  =======

   The invested assets owned by the Company in an unrealized loss position at December 31, 2006, was as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S.
   government corporations and
   agencies.....................      1     $  2,063   $    9        6     $   48,574  $   861        7     $   50,637  $   870
  Corporate securities..........     68      316,200    4,276      130        575,932   21,021      198        892,132   25,297
  Mortgage-backed securities....     58      291,282    2,436      133        731,222   22,932      191      1,022,504   25,368
  Equity securities.............      5          738        5        3          7,567      312        8          8,305      317
                                    ---     --------   ------      ---     ----------  -------      ---     ----------  -------
Total...........................    132     $610,283   $6,726      272     $1,363,295  $45,126      404     $1,973,578  $51,852
                                    ===     ========   ======      ===     ==========  =======      ===     ==========  =======

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies of $115,000 at December 31, 2007 were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities of $7,924,000 at December 31, 2007 were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

                        LIBERTY LIFE INSURANCE COMPANY

   Included in mortgaged-backed securities at December 31, 2007 are corporate issues with a fair value of $455,325,000 and unrealized losses of $17,400,000. 69% of these securities are less than 5% below amortized cost and therefore not considered to be other-than-temporarily impaired at December 31, 2007. The remaining 31% of these securities have unrealized losses of $9,253,000 and are all AAA rated with the exception of one rated A with an unrealized loss of $689,000. Because the Company has the intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Corporate Bonds--33% of the $34,219,000 in unrealized losses on investments in corporate bonds at December 31, 2007 are on bonds where the market value is less than 5% below amortized cost. Of the remaining 67%, one corporation (Wilmington Trust) with a carrying value of $336,000 is rated B- and the others are investment grade in quality. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Equity Securities--The Company's unrealized losses on common and nonredeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The Company sold its home office complex on June 30, 2006, resulting in a gain of approximately $5,463,000. The Company leased back more than 10% of the space under a seven-year lease; therefore the gain on the sale of the complex was deferred to be amortized over the term of the lease. During the year ended December 31, 2007 and 2006, the Company recognized $780,000 and $390,000, respectively, of the gain on the sale. At December 31, 2007 and 2006, $4,293,000 and $5,073,000 remained unrecognized, respectively.

   The property classified as held for sale at December 31, 2006, consisted of undeveloped land adjoining the Company's home office complex carried at a value of $513,000. The property was sold in April 2007 resulting in a gain of $782,000.

   Mortgage Loans--The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2007 and 2006, are as follows (in thousands):

                                           2007     2006
                                         -------- --------
                      State:
                         South Carolina. $ 58,268 $ 51,681
                         North Carolina.   57,957   48,361
                         Tennessee......   53,482   45,650
                         Florida........   45,513   45,240
                         Ohio...........   39,728   33,711
                         Texas..........   30,819   32,311
                         Virginia.......   29,974   30,195
                         Oklahoma.......   29,058   28,232
                         Utah...........   23,532   27,812
                         Other..........  203,580  206,349
                                         -------- --------
                                         $571,911 $549,542
                                         ======== ========

                        LIBERTY LIFE INSURANCE COMPANY

   The minimum and maximum lending rates for mortgage loans were 6.10% and 6.80% during 2007 and 6.05% and 6.95% during 2006. At issuance, the percentage of loan to collateral value did not exceed 75% for any loans. The Company held no mortgages with interest 180 days past due at December 31, 2007. The Company held one mortgage with interest 180 days past due at December 31, 2006. The carrying value of the mortgage was approximately $6,000. The total nonadmitted interest due on this mortgage was less than $1,000.

   The Company's admitted assets invested in mortgage loans and real estate investments were approximately 15.36% of admitted assets as of December 31, 2007 and approximately 14.59% of admitted assets as of December 31, 2006. Mortgage loans are generally first mortgage loans on commercial income-producing properties.

   During 2007, the Company reduced interest rates on two mortgage loans. The December 31, 2007, principal balances and interest rate reductions are as follows: one loan of $1,219,127 by 2.00% and one loan of $778,146 by 1.95%. During 2006, the Company reduced interest rates on seven mortgage loans. The December 31, 2006, principal balances and interest rate reductions are as follows: one loan of $1,343,138 by 2.00%, one loan of $6,280,414 by 1.60%, one loan of $1,194,417 by 1.50%, one loan of $1,569,643 by 1.35%, one loan of
$664,693 by 1.00%, one loan of $540,283 by 0.95% and one loan of $1,390,449 by
0.375%.

   During 2007 and 2006, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

   Sub-prime Mortgage Related Risk Exposure--The Company has exposure to the sub-prime credit market through certain collateralized mortgage obligations. The securities consist of home equity loans with lower credit ratings and higher interest rates than typical prime loans as underlying loans. Each of these securities is rated AAA, has a fixed interest rate and is collateralized by the first lien on the underlying asset. The Company does not have exposure to sub-prime loans with adjustable rates, negatively amortizing loans or unusually high loan-to-value ratios. At December 31, 2007, the Company's investment in sub-prime residential mortgage-backed securities was $48,016,000, with a fair value of $47,111,000. The original cost of the securities was $48,093,000.

   Investment Income--Major categories of net investment income are summarized as follows (in thousands):

                                               Years ended December 31,
                                             ----------------------------
                                               2007      2006      2005
                                             --------  --------  --------
     Income:
        Bonds............................... $153,870  $151,617  $141,941
        Preferred stocks....................    1,336     1,370     1,427
        Common stocks.......................    1,051     1,445     5,751
        Mortgage loans......................   38,167    39,586    43,606
        Real estate--property held for sale.       --     2,335     4,485
        Policy loans........................    6,490     6,870     6,675
        Other...............................    6,424     6,770     6,368
                                             --------  --------  --------
            Total investment income.........  207,338   209,993   210,253
     Investment expenses and taxes..........   (7,147)   (8,838)   (9,311)
                                             --------  --------  --------
     Net investment income.................. $200,191  $201,155  $200,942
                                             ========  ========  ========

                        LIBERTY LIFE INSURANCE COMPANY

3. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2007 and 2006, are as follows (in thousands):

                                                Carrying  Estimated   Carrying  Estimated
                                                 Value    Fair Value   Value    Fair Value
                                               ---------- ---------- ---------- ----------
Flexible and single-premium deferred annuities $1,457,656 $1,346,708 $1,488,121 $1,375,699
Guaranteed investment contracts...............         --         --      4,105      4,137
Separate accounts.............................     17,300     16,885     19,233     18,883
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,474,956 $1,363,593 $1,511,459 $1,398,719
                                               ========== ========== ========== ==========

   The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

4. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts paid to affiliated companies for such expenses were approximately $1,016,000, $2,567,000, and $4,452,000 in 2007, 2006, and 2005, respectively.

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBCIH and is a registered investment advisor. LCA provides investment management services to the Company in accordance with the Company's investment policy. Net amounts paid under this agreement for 2007, 2006, and 2005, were approximately $2,227,000, $2,252,000, and $2,156,000, respectively.

   During 2007, 2006, and 2005, the Company had notes receivable due from its direct parent, RBCIH. Under the terms of the note, the Company may advance to RBCIH up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2007, 2006, and 2005, was $704,000, $61,000, and $31,000, respectively.

   At December 31, 2007 and 2006, the Company owned 19,694 and 51,668 shares of RBC common stock, respectively, related to the employee benefit plan discussed in Note 10. The carrying amount of this investment was approximately $1,005,000 and $2,462,000 at December 31, 2007 and 2006, respectively, and represented 0.03% and 0.07%, respectively, of net admitted assets.

   The Company held a surplus note payable to RBCIH totaling $31,000,000 at December 31, 2007 and $57,000,000 at December 31, 2006. During the years ended December 31, 2007, 2006, and 2005, the Company recognized $4,263,000, $4,019,000, and $2,842,000 in interest expense, which is included as a reduction of net investment income. See Note 7 for further details of this note.

   In 2006, the Company entered into a swap with RBC which is discussed in
Note 18. This swap was purchased to hedge liabilities related to the stock-based compensation plan described in Note 10.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company reported the following amounts due from (to) related parties (in thousands):

                                                        December 31,
                                                      ----------------
                                                        2007     2006
                                                      -------  -------
         Liberty Capital Advisors--affiliate......... $   578  $    18
         The Liberty Marketing Corporation--affiliate     254       67
         Royal Bank of Canada--ultimate parent.......      --        2
                                                      -------  -------
         Total receivable from affiliates............ $   832  $    87
                                                      =======  =======
         RBC Insurance Services--affiliate........... $  (582) $(2,766)
         RBC Bank--affiliate.........................      --     (201)
         RBC Dain Rauscher--affiliate................     (41)     (69)
         RBC Insurance Holdings (USA)--parent........    (659)    (714)
                                                      -------  -------
         Total payable to affiliates................. $(1,282) $(3,750)
                                                      =======  =======

   In addition, the Company had cash on deposit with RBC Bank totaling $4,807,000 and $4,678,000 at December 31, 2007 and 2006, respectively.

5. Federal Income Taxes

   Current income taxes incurred consist of the following major components (in thousands):

                                                         December 31
                                                      -----------------
                                                      2007 2006   2005
                                                      ---- ---- -------
        Current year expense (benefit)............... $87  $--  $  (241)
        Adjustment of prior year tax liability.......  --   27     (857)
                                                      ---  ---  -------
           Current year income tax expense (benefit). $87  $27  $(1,098)
                                                      ===  ===  =======

   Among the more significant book to tax adjustments for 2007, 2006, and 2005, excluding capital gains (losses), were the following (in thousands):

                                                           December 31
                                                    ------------------------
                                                      2007    2006     2005
                                                    -------  ------  -------
   Income tax at statutory rate.................... $13,771  $7,005  $10,965
   IMR.............................................    (619)   (468)  (1,049)
   Fixed assets--nonadmitted.......................  (1,671)     --     (467)
   Prior period adjustments........................     118     596      293
   Accrual adjustment..............................      --    (246)    (541)
   Key man life insurance..........................      --    (340)    (311)
   Service agreement--nonadmitted..................     325     325   (1,950)
   Statutory change in reserve--equity adjustment..  (2,035)    234   (2,611)
   Retirement plan.................................     (84)   (892)      64
   Other...........................................     (14)    262       69
                                                    -------  ------  -------
   Total income tax on operations.................. $ 9,791  $6,476  $ 4,462
                                                    =======  ======  =======
   Federal and foreign income tax expense (benefit) $    87  $   27  $(1,098)
   Change in net deferred income tax on operations.   9,704   6,449    5,560
                                                    -------  ------  -------
   Total income tax on operations.................. $ 9,791  $6,476  $ 4,462
                                                    =======  ======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The main components of the deferred tax amounts resulting from book/tax differences are as follows (in thousands):

                                                          December 31
                                                      ------------------
                                                        2007      2006
                                                      --------  --------
      Deferred Tax Assets:
      Deemed ceding commission related to acquisition $ 67,034  $ 75,588
      Reserve for future policy benefits.............   37,280    33,325
      Reserve strengthening..........................    3,804     4,347
      Deferred acquisition costs.....................   28,279    27,482
      Nonadmitted assets.............................    4,112     4,623
      Employee benefit plans.........................   16,573    16,901
      Deferred gain..................................    1,712     2,024
      Net operating loss carryforwards...............   11,751    12,787
      Net capital loss carryforwards.................       --     1,548
      Escheat liability..............................    2,549        --
      Other deferred tax assets......................    2,248     2,286
                                                      --------  --------
         Total deferred tax assets...................  175,342   180,911
      Total deferred tax assets nonadmitted..........  145,263   152,850
                                                      --------  --------
      Admitted deferred tax assets...................   30,079    28,061

      Deferred Tax Liabilities:
      Stocks and bonds...............................    3,755     8,097
      Reserve weakening..............................    3,480     1,118
      Deferred and uncollected.......................    1,313     1,770
      Key man life insurance--transferred for value..    2,052        --
      Other..........................................      588       678
                                                      --------  --------
         Total deferred tax liabilities..............   11,188    11,663
                                                      --------  --------
      Net admitted deferred tax asset................ $ 18,891  $ 16,398
                                                      ========  ========
      Decrease in deferred tax assets nonadmitted.... $ (7,587) $ (2,406)
                                                      ========  ========

   The change in net deferred income taxes is comprised of the following (in thousands):

                                                    2007      2006      2005
                                                  --------  --------  -------
  Change in deferred tax assets.................. $ (5,569) $ (6,191) $(5,377)
  Change in deferred tax liabilities.............     (475)    5,729     (772)
                                                  --------  --------  -------
  Change in net deferred tax asset...............   (5,094)  (11,920)  (4,605)
  Tax effect of unrealized losses................   (5,121)    3,631     (292)
                                                  --------  --------  -------
  Change in net deferred income tax..............  (10,215)   (8,289)  (4,897)
  Change in nonadmitted assets...................      511     1,840     (663)
                                                  --------  --------  -------
  Change in net deferred income tax on operations $ (9,704) $ (6,449) $(5,560)
                                                  ========  ========  =======

                        LIBERTY LIFE INSURANCE COMPANY

   Certain amounts that were not currently taxed under the pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $63.4 million at December 31, 2007 and 2006. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on distributions from PSA's and reversed the order of distributions so that distributions could first be made from the PSA rather than the shareholder surplus account ("SSA"). The Company made a $14.1 million tax-free distribution from the PSA in 2006. The remaining account balance is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $22 million.

   Earnings taxed on a current basis are accumulated in the SSA and can be distributed to stockholders without tax. The SSA amounted to approximately $79.9 million at December 31, 2007, and $86.0 million at December 31, 2006.

   The Company's net operating loss carryforwards available to offset future taxable income total $33,573,000 and expire December 31, 2017 through December 31, 2022. The Company also has charitable contribution carryforwards of $1,811,000 expiring December 31, 2009 through December 31, 2011. In addition, the Company has other net credit carryforwards of $250,000 which have no expiration date.

   There are no federal income taxes available for recoupment in the event of future net losses.

   The Company files income tax returns in the United States and various state jurisdictions. The Company is no longer subject to U.S. federal or any significant state and local income tax examinations by tax authorities for years before 2004 and is not currently under exam by any federal or state taxing authority.

   The Company follows SSAP No. 5, Liabilities, Contingencies and Impairments of Assets, to compute its liability for tax contingencies. No liability for tax contingencies has been recorded as the Company does not have any material items requiring establishment of a loss contingency reserve or disclosure under SSAP No. 5. Interest and penalties associated with recognized tax contingencies would be recognized within the income tax expense line in the statements of income--statutory basis. Accrued interest and penalties would be included in the related tax liability line in the statements of admitted assets, liabilities and surplus--statutory basis.

6. Reinsurance Agreements

   The Company no longer actively assumes reinsurance from other companies. The Company's block of assumption reinsurance was transferred to Generali Life Reassurance Company under an assumption and coinsurance agreement in 2003. The gain associated with the transfer was deferred and recognized as the business is novated, effectively releasing the Company from any credit risks. The Company recognized $252,000, $190,000, and $332,000, during the years ended December 31, 2007, 2006, and 2005, respectively, in miscellaneous income in the accompanying statements of income--statutory basis.

   The Company reinsures portions of the life insurance it writes in order to limit its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. The Company remains contingently liable with respect to all reinsurance ceded to others. These contingent liabilities would become actual liabilities in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts (in thousands):

                                                  December 31
                                           --------------------------
                                             2007     2006     2005
                                           -------- -------- --------
           Premiums....................... $ 86,667 $ 80,291 $ 67,654
           Benefits paid or provided......   45,629   39,143   43,976
           Policy and contract liabilities  492,261  466,576  449,593

   Under the terms of one reinsurance agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2007 and 2006, the Company's interest in the trust consisted of investments with an amortized cost of $47,357,000 and $51,566,000, respectively, and a fair value of $48,365,000 and $52,950,000, respectively. The Company does not record the assets held in trust related to this agreement.

   Neither the Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2007, even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2007, would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the SCDOI is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. No dividends were declared during 2007. During 2006, the Company declared and paid dividends totaling $31,125,000. The Company declared an additional dividend of $6,125,000 in December 2006 which was paid during January 2007. Since the total dividends were greater than the maximum allowed of $27,494,000, the Company requested and received prior approval from the SCDOI. The Company declared and paid dividends totaling $18,375,000 during 2005. The maximum dividend that the Company could pay from other than earned surplus during 2008 without prior approval of the SCDOI is $20,262,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000. Life and health insurance companies are subject to certain risk-based capital requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and

                        LIBERTY LIFE INSURANCE COMPANY
health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007 and 2006, the Company met the minimum capital requirements for risk-based capital and requirements for its state of domicile.

   Unassigned surplus has been increased (decreased) by the following items (in thousands):

                                                                                        December 31
                                                                                   --------------------
                                                                                      2007       2006
                                                                                   ---------  ---------
Unrealized gains (net of taxes of $782 and $5,902 for 2007 and 2006, respectively) $   1,466  $  10,961
Nonadmitted asset values (including IMR asset of $2,190 and $3,958 for 2007 and
  2006, respectively).............................................................  (182,673)  (186,546)
Asset valuation reserve...........................................................   (29,587)   (31,298)

   The Company holds a surplus note issued on April 30, 2003 totaling $31,000,000 and $57,000,000 as of December 31, 2007 and 2006, respectively. The note is payable to the Company's parent company, RBCIH. The Company repaid $26,000,000 of the note during 2007. Additional payments of principal are due to begin July 31, 2013, and will consist of quarterly payments of $2,850,000 until the loan is fully repaid. The loan bears interest for each interest period on the unpaid principal amount at an annual rate equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears quarterly. The Company also pays a facility fee of an annual rate of 0.325% on the daily outstanding principal amount of the note, payable in arrears quarterly. Interest paid during 2007, 2006, and 2005, was $4,263,000, $4,019,000, and $2,842,000, respectively. Principal and interest paid from the inception of the note through December 31, 2007 totals $26,000,000 and $13,970,000, respectively. The Company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company must notify the SCDOI at least 30 days before the scheduled payment date of its intent to make a payment;
(2) The SCDOI cannot disapprove the payment within 15 days after receipt of notice; (3) After the payment has been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the NAIC, must exceed 400% of the Authorized Control Level Risk-Based Capital stated in the most recently filed Annual Statement of the Company. Principal and interest must be paid out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the SCDOI. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the Company, but ranks superior to the claim, interest, and equity of the shares or shareholders of the Company.

8. Commitments and Contingencies

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   At December 31, 2007, the Company had commitments to purchase additional investments totaling approximately $11,660,000.

   The Company has lease agreements, primarily for district offices and office equipment, which expire on various dates through 2014. Most of these agreements have optional renewal provisions covering additional

                        LIBERTY LIFE INSURANCE COMPANY
periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $1,662,000 for 2007, $2,834,000 for 2006, and $1,902,000
for 2005.

   On June 30, 2006, the Company sold its home office complex and leased back a portion of the space under a seven-year lease. The lease has no significant restrictions, obligations or future commitments and has two three-to-five-year renewal options. The amount charged to expense under the lease during 2007 and 2006 was $2,260,000 and $1,013,000, respectively.

   At December 31, 2007, the minimum aggregate lease commitments under these leases are as follows (in thousands):

                   Years ending December 31 Lease Commitment
                   ------------------------ ----------------
                     2008..................      $3,325
                     2009..................       3,321
                     2010..................       3,166
                     2011..................       3,016
                     2012..................       2,796
                     2013 and thereafter...       1,124

9. Reserves

   Life Reserves--As of December 31, 2007 and 2006, the Company had $3,032,213,000 and $529,410,000, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $14,401,000 and $2,911,000 at December 31, 2007 and 2006,
respectively.

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

                        LIBERTY LIFE INSURANCE COMPANY

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2007                 2006
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  296,610     19%   $  328,590     20%
   With market value adjustment..................................    418,516     26       447,751     27
   At book value--less surrender charge..........................    795,338     49       786,486     47
                                                                  ----------    ---    ----------    ---
       Subtotal..................................................  1,510,464     94     1,562,827     94
Not subject to discretionary withdrawal..........................     97,966      6        98,194      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,608,430    100%    1,661,021    100%
                                                                                ===                  ===
Reinsurance ceded................................................     (9,456)             (23,534)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,598,974           $1,637,487
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC--Life & Accident & Health Statement:
   Exhibit 5, Annuities Section--Total (net)..................... $1,538,492           $1,571,501
   Exhibit 5, Supplementary Contracts with
     Life Contingencies section--Total (net).....................     15,682               16,791
   Exhibit 7, Deposit-Type Contracts, Line 14,
     Column 1....................................................     27,500               29,962
                                                                  ----------           ----------
       Subtotal..................................................  1,581,674            1,618,254
Separate Accounts Annual Statement
   Exhibit 3, Section B--totals (net)............................     17,300               19,233
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,598,974           $1,637,487
                                                                  ==========           ==========

                        LIBERTY LIFE INSURANCE COMPANY

10. Benefit Plans

   Defined Benefit Pension Plan--The Company previously sponsored two qualified defined benefit pension plans which were merged into the Pension Plan for United States Dollar-Based Employees of RBC. Both plans are frozen for new entrants. One of the plans includes as part of its assets a guaranteed pension investment contract which is funded by the Company and provides for monthly payments to retirees covered by the plan. This contract balance was $38,697,000 and $40,640,000, at December 31, 2007 and 2006, respectively.

   The following table sets forth the plan's funded status as of December 31, 2007 and 2006 (in thousands):

                                                          2007     2006
                                                        -------  -------
       Change in benefit obligations:
          Benefit obligation--beginning of year........ $73,413  $72,178
          Service cost.................................     228      206
          Interest cost................................   4,263    3,911
          Plan amendment...............................    (137)      94
          Transfer from another plan...................      --    4,592
          Actuarial gains..............................  (1,865)  (2,327)
          Benefits paid................................  (5,554)  (5,241)
                                                        -------  -------
       Benefit obligation--end of year.................  70,348   73,413

       Change in plan assets:
          Fair value of plan assets--beginning of year.  81,836   77,001
          Actual return on plan assets.................   4,931    7,559
          Transfer from another plan...................      --    2,517
          Benefits paid................................  (5,554)  (5,241)
                                                        -------  -------
       Fair value of plan assets--end of year..........  81,213   81,836
                                                        -------  -------
       Funded status of the plan.......................  10,865    8,423
       Unrecognized net actuarial loss.................   1,858    3,897
       Unrecognized prior service cost.................     181      343
                                                        -------  -------
       Prepaid pension cost............................ $12,904  $12,663
                                                        =======  =======

   Net pension benefit included the following components for the years ended December 31, 2007, 2006 and 2005 (in thousands):

                                                     2007     2006     2005
                                                   -------  -------  -------
   Service cost--benefits earned during the period $   228  $   226  $   128
   Interest cost on projected benefit obligation..   4,263    4,043    4,028
   Actual return on plan assets...................  (4,931)  (7,645)  (4,266)
   Net amortization and deferral..................     199      397      (34)
   Other..........................................      --      431       --
                                                   -------  -------  -------
   Net pension benefit............................ $  (241) $(2,548) $  (144)
                                                   =======  =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, December 31,
                                        2007         2006
                                    ------------ ------------
                  Equity securities      71%          63%
                  Debt securities..      29           37
                                        ---          ---
                  Total............     100%         100%
                                        ===          ===

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Equity securities...... 50%   60%   70%
                    Fixed income securities 30    40    50

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 30% and 30%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.3% for 2007 and 6.0% for 2006. Benefits were frozen for all participants as of December 31, 2006. The rate of increase in future compensation levels used for the employees in 2006 was 3.5%. There was no rate of increase in future compensation levels for 2007 due to the plan benefits being frozen and not dependent on compensation. The expected long-term rate of return on assets was 7.0% in 2007 and 2006.

   Supplemental Retirement Programs and Deferred Compensation Plan--The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the defined benefit pension plan. These programs are not qualified under
Section 401(a) of the

                        LIBERTY LIFE INSURANCE COMPANY

Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the pension plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the pension plan. This plan was frozen on September 30, 2003.

   The Company has several deferred compensation plans for current and former employees. These plans are not qualified under Section 401(a) of the Internal Revenue Code. All plans are frozen as to new entrants. At December 31, 2007 and 2006, the Company carried a liability of $6,493,000 and $6,520,000, respectively, for these plans. The actuarial present value of benefits shown below includes all managers from one of the frozen plans who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2007 and 2006 (in thousands):

                                                     2007     2006
                                                   -------  -------
           Unfunded benefit obligations:
            Benefit obligation--beginning of year: $23,464  $25,011
            Interest cost.........................   1,364    1,359
            Actuarial gains.......................     (66)    (858)
            Benefits paid.........................  (2,017)  (2,048)
                                                   -------  -------
           Benefit obligation--end of year........ $22,745  $23,464
                                                   =======  =======

   Net pension cost included the following components as of December 31, 2007, 2006, and 2005 (in thousands):

                                                     2007    2006    2005
                                                    ------  ------  ------
      Interest cost on projected benefit obligation $1,364  $1,359  $1,394
      Net amortization and deferral................    (66)   (858)  1,124
                                                    ------  ------  ------
      Net pension cost............................. $1,298  $  501  $2,518
                                                    ======  ======  ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.3% for 2007 and 6.0% for 2006. There is no rate of increase in future compensation levels assumed, as the plan benefits are frozen and not dependent on compensation.

   The Company established a rabbi trust for certain of the supplemental and deferred compensation plans described above. At December 31, 2007 and 2006, the trust held assets with a carrying value of approximately $23,833,000 and $24,172,000, respectively.

   The Company maintains a nonqualified deferred compensation plan for key employees in the United States under an arrangement called the RBC U.S. Wealth Accumulation Plan. This plan allows eligible employees to make deferrals of a portion of their annual bonus and allocate the deferrals among various fund choices, which include a share unit fund that tracks the value of RBC common shares. Amounts deferred are credited with the investment earnings of the selected funds. The Company purchases similar investments, including RBC stock, to manage the economic exposure to the investment performance of the funds selected by the participants. The liability under this deferred compensation plan was $2,614,000 and $1,224,000, at December 31, 2007 and 2006, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   Savings and Investment Plans--The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. Employees have the option of making both pre-tax and Roth contributions to the Plan. The Company will make a matching contribution up to 6% of the employees' compensation which vests according to a sliding scale over a five-year period. The Company's matching contributions to the Plan were $1,180,000, $1,151,000, and $1,223,000, for the years ended December 31, 2007, 2006, and 2005, respectively. The Company also makes a contribution to the Plan each year based on Company performance. The contribution target is 1% of each employee's compensation, up to a maximum of $500. Contributions totaled $166,000, $161,000, and $169,000, for the years ended December 31, 2007, 2006, and 2005, respectively.

   Stock-Based Compensation--The Company offers performance deferred share award plans to certain key employees which vest over three years. The Company uses RBC stock and derivatives to manage the economic exposure to volatility in the price of RBC common shares under some of these plans. The stock-based compensation amounts recorded in general expenses in the statements of income--statutory basis and reported in the expense amounts below are net of the impact of these derivatives. Awards under the plans are deferred in the form of common shares which are held in trust until they fully vest or in the form of deferred share units ("DSU"). A portion of the award under some plans can be increased or decreased up to 50%, depending on RBC's total shareholder return compared to a defined peer group of North American financial institutions. The value of the DSU paid will be equivalent to the original award adjusted for dividends and changes in the market value of common shares at the time the award vests. The Company recorded a liability of $1,103,000 and $1,363,000 at December 31, 2007 and 2006, respectively, under these plans. The Company recognized $719,000 and $1,419,000 in compensation expense related to these plans during the years ended December 31, 2007 and 2006, respectively.

   Defined Benefit Health Care Plan--The Company sponsors the RBC Liberty Employees Health Benefit Plan, which provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   Net postretirement benefit costs include the expected cost of benefits for newly eligible or vested employees, interest cost, net gain or loss and amortization of the transition obligation (in thousands).

                                                  2007   2006   2005
                                                 ------ ------ ------
           Service cost......................... $  133 $   97 $  107
           Interest cost........................  1,120  1,237  1,416
           Amortization of actuarial losses.....     --    120  1,946
           Amortization of prior service cost...     73     89     89
           Amortization of transition obligation    685    685    685
                                                 ------ ------ ------
           Net postretirement benefit cost...... $2,011 $2,228 $4,243
                                                 ====== ====== ======
           Company contributions................ $3,125 $3,130 $3,322
                                                 ====== ====== ======

                        LIBERTY LIFE INSURANCE COMPANY

   At December 31, 2007 and 2006, the significant components of the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants are presented below (in thousands):

                                                       2007     2006
                                                     -------  -------
         Unfunded postretirement benefit obligation:
         Beginning balance.......................... $20,365  $24,186
            Service cost............................     133       97
            Interest cost...........................   1,120    1,237
            Actuarial losses (gains)................     970   (2,025)
            Benefit payments........................  (3,125)  (3,130)
                                                     -------  -------
         Ending balance.............................  19,463   20,365
         Unrecognized net actuarial (loss) gain.....    (579)     391
         Unrecognized transition obligation.........  (3,424)  (4,109)
         Unrecognized prior service cost............    (939)  (1,012)
                                                     -------  -------
         Accrued postretirement benefit obligation.. $14,521  $15,635
                                                     =======  =======

   The discount rate used in determining the accumulated postretirement benefit obligation was 6.3% and 6.0% at December 31, 2007 and 2006, respectively. The health care cost trend rates were 9.6% in 2007, then decreasing each year until reaching 5.0% in 2016 and after.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                         1%       1%
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..  $   67   $ (59)
         Effect on postretirement benefit obligations   1,056    (934)

   The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the "Act") includes the following features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for the Plan: a federal subsidy (based on 28% of an individual beneficiary's annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D; and the opportunity for a retiree to obtain a prescription drug benefit under Medicare.

   The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the effect of the Act was a reduction of $162,000 in the Company's net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also had the following effects on the net postretirement benefit cost: a decrease in the current period service cost of $3,000 due to the subsidy and a decrease of $159,000 in the interest cost. The accumulated postretirement benefit obligation of the health care plan has been reduced as of December 31, 2007 and 2006, by $2,420,000 and $2,783,000, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company's gross benefit payments for 2007 were $3,125,000 including the prescription drug benefit and future payments are estimated to be $2,095,000 annually. The Company's subsidy related to the Act was $250,000 for 2007 and estimates future subsidies to be $260,000 annually.

   Postemployment Benefit Plan--The Company sponsors workers' compensation and medical benefit plans for disabled employees. The Company accrued $1,031,000 and $962,000, as of December 31, 2007 and 2006, respectively. The Company increased general expenses by $76,000 for the year ended December 31, 2007 and reduced general expenses by $429,000, and $2,318,000, for the years ended December 31, 2006, and 2005, respectively, as a result of changes in reserves for medical benefits.

   The significant components of the change in the Company's postemployment benefit plans are presented below (in thousands):

                                                                                       2007   2006
                                                                                      ------ ------
Postemployment benefit plan liability:
Beginning balance.................................................................... $  962 $1,391
Net increase in reserve for workers' compensation claims.............................      1    108
Net increase (decrease) in reserve for medical benefits related to disabled and COBRA
  participants.......................................................................     68   (537)
                                                                                      ------ ------
Ending balance....................................................................... $1,031 $  962
                                                                                      ====== ======

   Cash Flows--The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                            Pension Nonqualified  Other
                             Plan      Plans     Benefits
                            ------- ------------ --------
                       2008 $5,526     $1,974     $2,095
                       2009  5,496      1,932      2,072
                       2010  5,491      1,888      2,047
                       2011  5,487      1,843      2,010
                       2012  5,482      1,810      1,975

   No contributions are expected to be made to the defined benefit pension plan, while $1,974,000 is expected to be paid with respect to the nonqualified benefit plans and $2,095,000 is expected to be paid with respect to the other postretirement benefit plans in 2008.

                        LIBERTY LIFE INSURANCE COMPANY

11. Fair Values of Financial Instruments

   Statement of Statutory Accounting Principles (SSAP) No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2007 and 2006 (in thousands):

                                              2007                      2006
                                    ------------------------  ------------------------
                                      Carrying      Fair        Carrying      Fair
                                       Amount       Value        Amount       Value
                                    -----------  -----------  -----------  -----------
Bonds.............................. $ 2,733,011  $ 2,701,417  $ 2,726,256  $ 2,697,593
Preferred stock....................      30,917       31,779       18,778       19,761
Common stock.......................      94,212       94,212       87,749       87,749
Mortgage loans.....................     571,911      577,960      549,542      559,159
Contract loans.....................     104,558      101,823      108,308      106,758
Cash and short-term investments....      38,591       38,591      129,979      129,979
Assets held in separate account....      34,103       34,103       33,751       33,751
Investment-type insurance contracts  (1,474,956)  (1,363,593)  (1,511,459)  (1,398,719)

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

   The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statements of admitted assets, liabilities and surplus--statutory basis for these financial instruments approximate fair value.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services and broker prices or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Contract Loans--The fair values for mortgage loans and contract loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates fair value.

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                        LIBERTY LIFE INSURANCE COMPANY

   Liabilities for Flexible and Single Premium Deferred Annuities--The fair values for the Company's investment type insurance contract liabilities are calculated using a modified discounted cash flow model.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Statutory Merger

   The balance sheets of BMA and LLIC prior to the merger on a statutory basis as of June 30, 2006 and the statements of income for the six months ending June 30, 2006 and the year ending December 31, 2005, are as follows
(in thousands):

                                                               June 30,
                                                                 2006
                                                              -----------
                                                              (Unaudited)
Business Men's Assurance Company of America
Balance Sheet
Investments.................................................. $2,284,835
Other assets.................................................     30,024
Separate accounts............................................     31,646
                                                              ----------
   Total admitted assets..................................... $2,346,505
                                                              ==========
Insurance reserves........................................... $2,068,929
Other liabilities............................................     92,695
Separate accounts............................................     31,646
Capital and surplus..........................................    153,235
                                                              ----------
   Total liabilities and capital and surplus................. $2,346,505
                                                              ==========

                                                               June 30,   December
                                                                 2006     31, 2005
                                                              ----------- --------
                                                              (Unaudited)
Statements of Income
Revenues..................................................... $  239,671  $517,328
Expenses and taxes...........................................    231,134   512,693
Net transfers--separate accounts.............................       (621)  (10,686)
                                                              ----------  --------
   Net income................................................ $    9,158  $ 15,321
                                                              ==========  ========
Dividends paid to LLIC reflected in capital and surplus above $    8,000  $  9,500
                                                              ==========  ========

                        LIBERTY LIFE INSURANCE COMPANY

                                                                    June 30,   December
                                                                      2006     31, 2005
-                                                                  ----------- --------
                                                                   (Unaudited)
Liberty Life Insurance Company
Balance Sheet
Investments....................................................... $1,508,067
Other assets......................................................     75,214
                                                                   ----------
   Total admitted assets.......................................... $1,583,281
                                                                   ==========
Insurance reserves................................................ $1,140,263
Other liabilities.................................................    152,370
Capital and surplus...............................................    290,648
                                                                   ----------
   Total liabilities and capital and surplus...................... $1,583,281
                                                                   ==========
Statements of Income
Revenues.......................................................... $  135,337  $270,400
Expenses and taxes................................................    127,307   243,795
                                                                   ----------  --------
   Net income..................................................... $    8,030  $ 26,605
                                                                   ==========  ========
Investment in BMA included in investments above................... $  177,877  $179,382
                                                                   ==========  ========
Dividends received from BMA reflected in capital and surplus above $    8,000  $  9,500
                                                                   ==========  ========

13. Separate Accounts

   Investment risks associated with market value changes in the separate accounts are borne by the policyholder. The following reserves are valued at fair value, are subject to discretionary withdrawal at market value and have no associated minimum return guarantees (in thousands).

                                             2007    2006    2005
                                            ------- ------- -------
Premiums, deposits and other considerations $ 4,936 $ 3,780 $ 3,230
                                            ======= ======= =======
Separate account reserves.................. $33,187 $32,558 $28,891
Due from general account...................     916   1,193   1,594
                                            ------- ------- -------
Total separate account assets/liabilities.. $34,103 $33,751 $30,485
                                            ======= ======= =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2007, 2006, and 2005, is presented below (in thousands):

                                                                                2007     2006     2005
                                                                              -------  -------  --------
Transfers as reported in the summary of operations of the separate accounts statement:
   Transfers to separate accounts............................................ $ 4,936  $ 3,780  $  3,229
   Transfers from separate accounts..........................................  (6,090)  (5,472)  (13,917)
   Other.....................................................................      (1)       1         2
                                                                              -------  -------  --------
Net transfers from separate accounts as reported in the statements of income-
  statutory basis............................................................ $(1,155) $(1,691) $(10,686)
                                                                              =======  =======  ========

                        LIBERTY LIFE INSURANCE COMPANY

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows (in thousands):

                                              December 31, 2007 December 31, 2006
                                              ----------------  ----------------
                                                       Net of            Net of
                                               Gross   Loading   Gross   Loading
                                              ------   -------  ------   -------
   Industrial................................ $   49   $   34   $   54   $   37
   Ordinary new business.....................   (495)    (537)    (183)    (204)
   Ordinary renewal..........................  3,677    3,754    3,587    3,585
   Credit life...............................      1        1       --       --
   Group life................................  1,134    1,422    1,346    1,654
                                              ------   ------   ------   ------
          Total.............................. $4,366    4,674   $4,804    5,072
                                              ======            ======
   Less nonadmitted..........................             372               412
                                                       ------            ------
   Net deferred and uncollected life premiums          $4,302            $4,660
                                                       ======            ======

   A premium deficiency reserve of $14,401,000 and $2,911,000 was recorded during 2007 and 2006, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

15. Third-party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   The TPAs used by the Company include Intersections Insurance Services, Inc. ("IISI"), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with IISI for the marketing of such products while the contracts with FSG and LVIA are not exclusive.

         Name and Address of                       Types of   Type of
          Managing General                FEIN     Business  Authority     (in thousands)
            Agent or TPA                 Number    Written    Granted  Total Direct Premium Written
         -------------------           ----------  --------- --------- ----------------------------
                                                                        2007      2006      2005
                                                                        -------   -------  -------
Intersections Insurance Services, Inc. 36-3147555         AD      P    $18,461   $23,608   $29,954
315 W. University Dr.
Arlington Heights, Illinois 60004
Aggregate amounts.....................                                   1,358     1,644     1,853
                                                                        -------   -------  -------
Total.................................             Life, A&H   U, P    $19,819   $25,252   $31,807
                                                                        =======   =======  =======
                                       P--Premium Collection       U--Underwriting Authorities

                        LIBERTY LIFE INSURANCE COMPANY

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                December 31
                                             -----------------
                                               2007     2006
                                             -------- --------
                                              (In thousands)
                 Balance--January 1......... $ 34,262 $ 26,411
                 Less reinsurance recoveries    7,995    5,174
                                             -------- --------
                 Net balance--January 1.....   26,267   21,237
                                             -------- --------
                 Incurred related to:
                    Current year............  157,054  167,828
                    Prior year..............    8,055    5,469
                                             -------- --------
                        Total incurred......  165,109  173,297
                                             -------- --------
                 Paid related to:
                    Current year............  139,922  148,362
                    Prior year..............   27,906   19,905
                                             -------- --------
                        Total paid..........  167,828  168,267
                                             -------- --------
                 Net balance--December 31...   23,548   26,267
                 Plus reinsurance recoveries   11,002    7,995
                                             -------- --------
                 Balance--December 31....... $ 34,550 $ 34,262
                                             ======== ========

   The reconciliation above reflects additional requirements in the December 31, 2006 and 2005 reserves of $8,055,000 and $5,469,000, respectively, which emerged during the years ended December 31, 2007 and 2006. Original estimates are increased or decreased as additional information becomes known regarding individual claims. There is no accrual of additional or returned premiums due to changes in this loss reserve for the Company's retrospectively rated policies.

                        LIBERTY LIFE INSURANCE COMPANY

17. Components of General Expenses and Insurance Taxes, Licenses and Fees

                                                                   December 31
                                                             -----------------------
                                                              2007    2006    2005
                                                             ------- ------- -------
                                                                 (In thousands)
General expenses:
   Rent..................................................... $ 4,637 $ 4,114 $ 4,260
   Salaries and wages.......................................  27,936  27,729  28,128
   Contributions for benefit plans..........................  10,674   7,867  14,774
   Legal, public accountants, and consulting actuaries fees.   2,780   2,506   2,550
   Advertising..............................................   9,466   8,352   7,174
   Postage, express, and telephone..........................   3,689   3,163   3,048
   Rental of equipment......................................     154     741     798
   Cost or depreciation of EDP equipment and software.......  10,370   7,828   2,651
   All other................................................  16,601  24,917  20,840
                                                             ------- ------- -------
Total general expenses...................................... $86,307 $87,217 $84,223
                                                             ======= ======= =======
Insurance taxes, licenses, and fees:
   State insurance department licenses, and fees............ $ 1,590 $ 1,686 $ 1,572
   State tax on premiums....................................   4,682   3,668   5,264
   U.S. Social Security taxes...............................   2,184   2,159   2,005
   All other................................................   1,175   1,126     994
                                                             ------- ------- -------
Total insurance taxes, licenses, and fees................... $ 9,631 $ 8,639 $ 9,835
                                                             ======= ======= =======

18. Derivatives

   In 2007 and 2006, the Company entered into total return swaps with RBC to reduce market risk associated with the change in the RBC stock price related to stock-based compensation plans described in Note 10. These swaps are identified pursuant to U.S. Treasury regulation 1.1221-2(f) as a hedge of the compensation liability of LLIC, incurred as a Participating Employer of the Performance Deferred Share Unit Program (United States) under the Royal Bank of Canada U.S. Omnibus Share Plan effective November 30, 2006. The risks to be hedged include price and dividend risk with respect to the stock of RBC.

   The swaps had a negative fair value of $16,000 at December 31, 2007 and a positive fair value of $1,000 at December 31, 2006. General expenses were increased by $17,000 and decreased by $1,000 during 2007 and 2006, respectively, as a result of the derivatives. The notional amounts of the derivatives were $685,000 and $508,000 at December 31, 2007 and 2006, respectively.

   Under the total return swaps, the Company agrees with an affiliate to exchange, at specified intervals, the difference between the equity amount, associated with the current RBC stock price, and the floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. The parties settle the net amount due under the arrangement on a quarterly basis.

   The Company is exposed to credit-related losses in the event of nonperformance by the counterparties to financial instruments but it does not expect any counterparties to fail to meet their obligation given their high credit ratings. The credit exposure risk of the total return swaps is included in the calculation of the fair value of the contracts.

                        LIBERTY LIFE INSURANCE COMPANY

19. Reconciliation to the Annual Statement

   Reclassifications were made to the statements of income--statutory basis for the year ended December 31, 2007 to properly classify tax expense between tax on ordinary income and realized capital gains or losses as shown below (in thousands). The portion of total income tax expense remaining after allocation to ordinary income should have been allocated to realized capital gains or losses.

Federal income taxes on operations per accompanying statements of income--statutory basis............. $    --
Tax benefit on operations resulting from utilization of ordinary loss to offset capital gains.........  (4,729)
                                                                                                       -------
Federal income taxes on operations per Company's annual statement..................................... $(4,729)
                                                                                                       =======
Net realized capital gains per accompanying statements of income--statutory basis..................... $18,997
Less: tax expense on capital gains resulting from utilization of ordinary loss to offset capital gains   4,729
                                                                                                       -------
Net realized capital gains per Company's annual statement............................................. $14,268
                                                                                                       =======
Total of all reclassifications........................................................................ $    --
                                                                                                       =======

   Reclassifications were made to the statements of admitted assets liabilities and surplus--statutory basis as of December 31, 2006 to appropriately classify certain hybrid securities as preferred stocks rather than bonds in accordance with NAIC guidance as follows (in thousands):

Bonds per accompanying statements of assets, liabilities and surplus--statutory basis........... $2,726,256
Reclassification of hybrid securities...........................................................     16,148
                                                                                                 ----------
Bonds per Company's annual statement............................................................ $2,742,404
                                                                                                 ==========
Preferred stocks per accompanying statements of assets, liabilities and surplus--statutory basis $   18,778
Reclassification of hybrid securities...........................................................    (16,148)
                                                                                                 ----------
Preferred stocks per Company's annual statement................................................. $    2,630
                                                                                                 ==========
Total of all reclassifications.................................................................. $       --
                                                                                                 ==========

                        LIBERTY LIFE INSURANCE COMPANY

          NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS--(Concluded)

19. Reconciliation to the Annual Statement (Continued)


   Reclassifications were made to the statements of cash flow--statutory basis for the year ended December 31, 2006, to appropriately classify items related to claims waived, funds received under a reinsurance contract, intercompany balances, electronic data processing equipment and software as follows
(in thousands):

Net cash provided by operating activities per accompanying statements of cash flow--statutory basis........................................................................................... $ 72,629
Reinsurance contract..............................................................................  (14,355)
Waived premiums...................................................................................    1,896
Capitalized software costs........................................................................    3,615
                                                                                                   --------
Net cash provided by operating activities per Company's annual statement.......................... $ 63,785
                                                                                                   ========

Net cash used in financing and miscellaneous activities per accompanying statements of cash flow--
  statutory basis................................................................................. $(46,831)
Intercompany balances.............................................................................    2,557
EDP & software....................................................................................    6,287
                                                                                                   --------
Net cash used in financing and miscellaneous activities per Company's annual statement............ $(37,987)
                                                                                                   ========

Total of all reclassifications.................................................................... $     --
                                                                                                   ========

                                    ******

                                     PART C

                                OTHER INFORMATION


Item 27.  Exhibits

(a) Board of Directors Resolution Authorizing the establishment of Registrant.*

(b) Not Applicable

(c) (i)(a) Principal Underwriters Agreement####
    (i)(b) Form of Amendment to Principal Underwriters Agreement****

   (ii) Form of Selling Agreement####

(d) (i) Flexible Premium Adjustable Variable Life Insurance Policy*
   (ii) Accelerated Death Benefit Rider+
  (iii) Term Insurance Rider+
   (iv) Covered Insured Rider+
    (v) Guaranteed Minimum Death Benefit Rider+
   (vi) Waiver of Surrender Charges
        Rider+
  (vii) Waiver of Monthly Deduction During Total Disability of Primary Insured Rider+
 (viii) Extension of Maturity Date Rider+
   (ix) Accidental Death of Primary
        Insured Rider+
    (x) Future Purchase Option Rider+
   (xi) Primary Insured Rider+
  (xii) Children's Term Insurance Rider+
 (xiii) Waiver of Planned Premium During Total Disability of Primary Insured Rider+
  (xiv) Form of Fund Facilitation Fee Rider+++

(e) Application for Flexible Premium Adjustable Variable Life Insurance Policy**

(f) (i) Articles of Incorporation of the Company##
   (ii) By-Laws of the Company##
  (iii) Articles of Merger and Plan of Merger###

(g) Form of Reinsurance Agreement**

(h)(i)(a)Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company***

      (b)Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company+++

      (c)Form of Rule 22c-2 Shareholder Information Agreement####

 (ii)(a) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**

     (b) Form of Rule 22c-2 Agreement####

 (iii)(a)Form of Fund Participation Agreement among Janus Aspen Series and the Company++

      (b)Form of Fund Participation Agreement between Janus Aspen Series and the Company+++

      (c)Form of Rule 22c-2 Agreement####

 (iv)(a) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**

     (b) Form of Shareholder Information Agreement####

 (v)(a) Form of Fund Participation Agreement among Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and the Company++

    (b)  Form of Supplemental Agreement####

 (vi) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**

(vii)(a) Form of Fund Participation Agreement among Lazard Retirement Series, Inc. and the Company++

      (b) Form of Agreement pursuant to Rule 22c-2####

 (vii)(a) Form of Fund Participation Agreement among Federated Securities Corp., Insurance Management Series and the Company**

       (b) Form of Shareholder Information Agreement - Federated Securities Corp.++++

   (ix) Form of Fund Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and the Company**

 (x)(a) Form of Fund Participation Agreement between the Company and Lord Abbett Series Fund, Inc.+++

     (b) Form of Rule 22c-2 Agreement####

(xi)(a) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and the Company+++

     (b) Form of Rule 22c-2 Shareholder Information Agreement####

(xii)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, and The Vanguard Group, Inc. and Vanguard Marketing Corporation and the Company+++

      (b) Form of Amendment to Participation Agreement####

   (xiii) Form of Amendment to Fund Participation Agreement between the Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios, and Dreyfus Variable Investment Fund+++

    (xiv)(a) Form of Participation Agreement among AIM Variable Insurance Funds, A I M Distributors, Inc. and the Company+++

   (xiv) (b) Form of Rule 22c-2 Agreement - A I M ####

   (xv) Form of Participation Agreement by and between Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and the Company+++

(i) Form of Administrative Services Agreement+++

(j) Not Applicable

(k) Opinion and Consent of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 (File No. 333-52689) electronically filed on August 28, 1998.

***Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 (File No. 333-52689) electronically filed on May 1, 2000.

+ Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-52689) electronically filed on February 20, 2003.

++ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 (File No. 333-52689) electronically filed on April 30, 2003.

# Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-104881) electronically filed on August 25, 2003.

## Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 (File No. 333-52689) electronically filed on April 30, 2004.

+++ Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 (File No. 333-52689) electronically filed on April 28, 2005.

###Incorporated by reference to Registrant's Post-Effective Amendment
No. 6 to Form N-4, File Nos. 333-104881 and 811-08325, as electronically filed on July 3, 2006.

#### Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4, RBC Variable Annuity Account A, File Nos. 333-104881 and 811-08325, as electronically filed on April 30, 2007.

++++ Incorporated by reference to Post-Effective Amendment No. 13, File Nos. 333-52689 and 811-08781, as electronically filed on April 30, 2007.

****Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4, RBC Variable Annuity Account A, File Nos. 333-104881 and 811-08325, as electronically filed on April 30, 2008.


Item 28.  Directors and Officers

The following are the names and principal business addresses and positions and offices of the individuals with the Company who are engaged directly or indirectly with the business of the Separate Account and the executive officers of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Neil D. Skelding***.......................... Chairman of the Board and Director

R. David Black*.............................. Director, President and Chief Executive Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable
                                              and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable
                                              and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer &
                                              Assistant Treasurer

Eric Bugge*.................................  Senior Vice President, Agency

David Castlebury*...........................  Financial Reporting Officer and
                                              Assistant Treasurer

Calvin D. Cherry**..........................  Director, Pricing & Illustration
                                              Actuary

Robert T. Coleman, III*.....................  Vice President, Secretary and General
                                              Counsel

Christian G. Jefferson*.....................  Chief Privacy Officer and Assistant
                                              Secretary

Connie M. Hill*.............................  Investment Compliance Officer

Dr. Murray McKissick*.......................  Medical Director

Nancy A. Olson*.............................  Vice President, North American Direct
                                              Administration

Leigh M. Pagan*.............................  Director, Tax

Jerome P. Shaleuly*.........................  Vice President, Financial Institutions
                                              Sales

Mark S. Wessel*.............................  Director, Compliance and Marketing
                                              Officer, Illustrations

Robert Pinkley..........................      Designated Anti-Money Laundering Officer
---------------

     * Principal business address is P.O. Box 19086, Greenville, SC 29602-9086.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.



Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

The Company organizational chart was filed as Exhibit 13 in Post-Effective Amendment No. 6 to Form N-4, File No. 333-104881, and is incorporated herein by reference.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

     a. Effective May 1, 2007, JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) is the principal underwriter of the Policies. It is also the principal underwriter of: RBC Variable Annuity Account A.

     b. The following are the officers and directors of JBS Liberty Securities,
Inc.:

    Name and                                     Positions and Offices
Business Address*                                with Underwriter
- --------------------------                      ---------------------
Timothy J. Bain                                  Chief Executive Officer and Treasurer

Jeffrey D. Jones                                 President and Secretary

Eric C. Sides                                    Vice President



*Principal business address is 8320 University Executive Park Drive, Suite 110, Charlotte, North Carolina 28262.


(c) Compensation From the Registrant. The following commissions and other compensation were received by JBS Liberty Securities, Inc. or the prior principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-----------------------------   --------------------------    --------------------------    ---------------------   -------------
(1)                             (2)                           (3)                           (4)                     (5)
-----------------------------   --------------------------    --------------------------    ---------------------   -------------
                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption    Brokerage Commissions   Compensation
-----------------------------   --------------------------    ---------------------------   ---------------------   -------------

JBS Liberty Securities, Inc.*     $0                            $0                            *$200,512               $0


*JBS Liberty Securities, Inc. or Tamarack Distributors Inc., as applicable, in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 33.  Management Services
          Not Applicable

Item 34.  Fee Representation

Liberty Life Insurance Company (the "Company") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 3rd day of April, 2008.



                           RBC VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                       By: LIBERTY LIFE INSURANCE COMPANY
                         (Depositor)


                       By: /s/MICHAEL K. DEARDORFF
                           ------------------------------



                         LIBERTY LIFE INSURANCE COMPANY
                         (Depositor)




                      By:  /s/MICHAEL K. DEARDORFF
                           -------------------------------




Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                  TITLE                                  DATE
- ---------                                -----                                  ----

/s/NEIL D. SKELDING               Director, Chairman of the Board                4/3/2008
--------------------------                                                       ---------
Neil D. Skelding


/s/R. DAVID BLACK                 Director, President and Chief                  4/3/2008
--------------------------        Executive Officer                              ----------
R. David Black



/s/MICHAEL K. DEARDORFF           Director, Sr. Vice President,                  4/3/2008
-----------------------------     Variable & Fixed Products                      ---------
Michael K. Deardorff



/s/GUY H. SMITH, III              Vice President, Finance and Treasurer          4/3/2008
---------------------                                                            ---------
Guy H. Smith, III




                                INDEX TO EXHIBITS

EX-99.(k)          Opinion and Consent of Counsel

EX-99.(n)          Consent of Independent Registered Public Accounting Firm and
                   Consent of Independent Auditors